UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to

Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ANIKA THERAPEUTICS, INC.
(Name of Registrant as Specified in Its Charter)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The 2020 Annual Meeting of Stockholders of Anika Therapeutics, Inc., a Delaware corporation (“Anika"), will be held on Tuesday, June 16, 2020 at 11:30 a.m., Eastern time. This year’s Annual Meeting will be a “virtual meeting” conducted via live audio webcast. Each stockholder of record at the close of business on April 20, 2020, the record date, will be able to participate in the Annual Meeting by accessing a live webcast at virtualshareholdermeeting.com/ANIK2020 and entering the control number included on the stockholder’s Notice of Internet Availability of Proxy Materials or proxy card. Stockholders will also be able to vote their shares and submit questions via the Internet during the meeting by participating in the webcast. At the Annual Meeting the following matters will be considered:

1.	election of one Class III director;

2.	amendment of the Anika Therapeutics, Inc. 2017 Omnibus Incentive Plan;

3.	ratification of the appointment of Deloitte & Touche LLP as Anika’s independent auditor for 2020;

4.	advisory “say on pay” vote on executive compensation; and

5.	any other matters that properly come before the Annual Meeting.

Proxies are being solicited on behalf of the Board of Directors. We are furnishing proxy materials to our stockholders over the Internet. This e-proxy process expedites stockholders’ receipt of proxy materials, lowers our costs and reduces the environmental impact of the Annual Meeting. Today we sent to most of our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement for the Annual Meeting and our 2019 Annual Report to Stockholders, as well as how to vote via the Internet. Other stockholders will receive copies of the Proxy Statement, a proxy card and the 2019 Annual Report by mail or e-mail. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, you may request those materials by following the instructions included in the Notice of Internet Availability of Proxy Materials.

Your vote is important. Whether or not you plan to participate in the Annual Meeting, please complete and return your proxy card or vote by telephone or via the Internet by following the instructions on the Notice of Internet Availability of Proxy Materials. Returning a proxy card or otherwise submitting your proxy does not deprive you of your right to access the Annual Meeting and vote during the webcast at that time.

Anika will maintain a list of stockholders of record as of the record date at Anika’s corporate headquarters, 32 Wiggins Avenue, Bedford, Massachusetts, for a period beginning ten days prior to the Annual Meeting and ending at the close of the Annual Meeting.

By Order of the Board of Directors,

David Colleran
Executive Vice President, General Counsel and Secretary

Bedford, Massachusetts
April 29, 2020

Important Notice Regarding Availability of Proxy Materials for Annual Meeting on June 16, 2020:

The Notice of Annual Meeting of Stockholders, Proxy Statement and 2019 Annual Report to Stockholders are available at https://ir.anikatherapeutics.com/financial-information/annual-reports.

32 Wiggins Avenue

Bedford, Massachusetts 01730

Proxy Statement dated April 29, 2020

2020 Annual Meeting of Stockholders

Anika Therapeutics, Inc., a Delaware corporation, is furnishing this Proxy Statement and the related proxy materials in connection with the solicitation by its Board of Directors of proxies to be voted at its 2020 Annual Meeting of Stockholders and any postponements or adjournments thereof. Anika Therapeutics, Inc. is providing these materials to the holders of record of its common stock as of the close of business on April 20, 2020 and is first making available or mailing the materials on or about April 29, 2020.

The Annual Meeting is scheduled to be held as follows:

Date	Tuesday, June 16, 2020

Time	11:30 a.m., Eastern time

Meeting Webcast Address	virtualshareholdermeeting.com/ANIK2020

Your vote is important. Please see the detailed information that follows.

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References in this Proxy Statement to “Anika,” “we,” “us,” “our,” “our company” and similar references refer to Anika Therapeutics, Inc. and its subsidiaries, unless the context requires otherwise.

ANIKA, ANIKA THERAPEUTICS, MONOVISC, TACTOSET and CINGAL are our registered trademarks. For convenience, these registered trademarks appear in this Proxy Statement without ® symbols, but that practice does not mean we will not assert, to the fullest extent under applicable law, our rights to the registered trademarks. This Proxy Statement also contains trademarks and service marks that are the property of other companies, including certain trademarks licensed to us.

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2020 Proxy Summary

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.

Annual Meeting of Stockholders

Time and Date	11:30 a.m., Eastern time, on June 16, 2020
Meeting Webcast Address	virtualshareholdermeeting.com/ANIK2020
Record Date	5:00 p.m., Eastern time, on April 20, 2020
Voting	Stockholders will be entitled to one vote at the Annual Meeting for each outstanding share of common stock they hold of record as of the record date
Outstanding Common Stock	14,197,948 shares as of the record date

Annual Meeting Agenda

Proposal		Board Recommendation
1	Election of Class III director	FOR the nominee
2	Amendment of 2017 Omnibus Incentive Plan	FOR
3	Ratification of independent auditor for 2020	FOR
4	Advisory “say on pay” vote	FOR

How to Cast Your Vote

You can vote by any of the following methods:

Until 11:59 p.m., Eastern time, on June 15, 2020	At the Annual Meeting on June 16, 2020

•	Internet: www.proxyvote.com

•	Telephone: +1-800-690-6903 if you are the stockholder of record or beneficially hold shares in “street name”

•	Dated, signed, and returned proxy card

•	Internet: joining the Annual Meeting at virtualshareholdermeeting.com/ANIK2020

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Proposal 1: Election of Class III Director

Director Nominee	Age	Director Since	Occupation	Experience / Qualifications		Independent	Committee Memberships		Other Public Company Boards
Susan N. Vogt	66	2018	Former Chief Executive Officer and President of Aushon Biosystems, Inc.	• • •	Industry Leadership Accounting/ Finance	Yes	•	Audit	•	Sharps Compliance, Inc.

Board Recommendation:	The Board of Directors recommends a vote “FOR” the reelection of Ms. Vogt.

Vote Required for Approval:	Affirmative vote of a majority of the shares of common stock that are voting in the election of directors, meaning that, to be elected, the shares voted “FOR” a nominee must exceed the number “WITHHELD” from that nominee. Abstentions and broker non-votes will not be treated as votes cast and will have no impact on the proposal.

Board Representation

DIRECTOR TENURE

0-2 years
3-5 years
6-10 years
>10 years
50%
5 years or less

DIRECTOR INDEPENDENCE

CEO
83%
All directors except CEO

DIRECTOR AGE

54
66
81
66
Average Age

DIRECTOR DIVERSITY

33%
Gender Diversity

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Additional Board Governance Practices

Elections:	In-Person Stockholder Meeting	Yes*
	Voting Standard	Majority with plurality carve-out for contested elections
	Resignation Policy	Yes
	Mandatory Retirement Age or Tenure	No
Chair:	Separate Chair of the Board and CEO	Yes
	Independent Chair of the Board	Yes
	Robust Responsibilities and Duties Assigned to Independent Chair	Yes
Meetings:	Number of Board Meetings Held in 2019	10
	Directors Attending Fewer than 80% of Board Meetings in 2019	None
	Independent Directors Meet without Management Present	Yes
	Number of Standing Committee Meetings Held in 2019	16
	Members Attending Less than 80% of Committee Meetings in 2019	None
Director Status:	Directors Overboarded per ISS or Glass Lewis Voting Guidelines	None
	Material Related-Party Transactions with Directors	None
	Standing Board Committee Membership Independence	100%
	Board Oversight of Company Strategy and Risk	Yes
	Shares Hedged or Pledged by Directors	None
Shareholder Rights:	Dual Class Common Stock	No
	Poison Pill	No
	Cumulative Voting	No
	Proxy Access Bylaw	Yes

* 2020 Annual Stockholders Meeting is being held virtually due to concerns around COVID-19. All previous Annual Stockholder Meetings were held in-person.

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Proposal 2: Amendment of 2017 Omnibus Incentive Plan

The Board of Directors has approved the amendment, subject to stockholder approval, of our 2017 Omnibus Incentive Plan to increase the number of shares of common stock reserved by 800,000, from 2,700,000 to 3,500,000. As of April 27, 2020, a total of 765,109 shares of common stock remained available for grant under the plan. Additionally, the Board approved an amendment, subject to stockholder approval, to allow all shares authorized under the plan to be granted as incentive stock options. Please see the complete amendment attached hereto as Appendix A. No other provisions of the plan are proposed to be amended. The following table recaps key provisions of the plan, after giving effect to the proposed amendment.

Key 2017 Plan Provision	Summary Description
Shares reserved	Up to 1,565,109 shares of common stock, representing approximately 11.0% of the fully diluted common stock outstanding as of April 20, 2020, would be available for grant.
Multiple award types	Various types of awards may be granted as compensation tools to motivate our workforce, including incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock units, restricted stock awards, and other types of share and cash-based awards.
Minimum vesting requirements

Awards must have a vesting period of at least 1 year, except that:

•   up to 5% of the share pool can be granted without a minimum vesting period;

•   awards may be accelerated due to a participant’s, retirement, death, disability or a change in control of the company, if such term was included in the award agreement

Maximum award terms	Awards may have terms of up to 10 years.
Director limits	The plan specifies annual limits on the value of awards that may be granted to non-employee directors.
No repricing	Awards may not be repriced without stockholder approval.
No transferability	Awards generally may not be transferred, except by will or laws of descent and distribution.
Tax deductible awards	Awards may qualify as “performance-based” compensation under Section 162(m) of the Internal Revenue Code.

Board Recommendation:	The Board recommends a vote “FOR” the amendment of our 2017 Omnibus Incentive Plan.

Vote Required for Approval:	Affirmative vote of the holders of a majority of the shares of common stock that are voting on the matter. Abstentions and broker non-votes will not be treated as votes cast and will have no impact on the proposal.

Proposal 3: Ratification of Independent Auditor for 2020

The Audit Committee has approved the retention of Deloitte & Touche LLP as our independent auditor with respect to our consolidated financial statements as of, and for the year ending, December 31, 2020.

Board Recommendation:	The Board of Directors recommends a vote “FOR” the ratification of Deloitte & Touche LLP as our independent auditor for 2020.

Vote Required for Approval:	Affirmative vote of the holders of a majority of the shares of common stock that are voting on the matter. Abstentions will not count as votes cast and will have no effect on the vote. Because this proposal is considered a routine matter, discretionary votes by brokers will be counted.

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Proposal 4: Advisory “Say on Pay” Vote

The overall objective of our executive compensation policy is to attract and retain highly qualified executive officers and to motivate those officers to provide superior performance for the benefit of our company and stockholders.

Compensation Element	Description	Objectives
Base Salary	• Fixed cash compensation	• Provide appropriate level of fixed compensation based on role, responsibility, performance and competitive market practices
Cash Bonuses	• Annual cash award based on performance of company and individual • Prorated in the year of hire if employment begins before October 1 • Overall cash bonus capped at 200% of the target payout

•  Reward the achievement of financial results, organizational development, business and technical development, individual goals and contribution to stockholder value

•  Encourage retention based on achievement of near-term goals consistent with long-term strategy

Equity-Based Grants	• Grants of equity awards, including restricted stock awards and stock options, under our equity plan • Include performance-based and time-vesting equity awards

•  Align interests of our executive officers with those of our stockholders

•  Provide executive officers with opportunity to be compensated based on common stock price appreciation

•  Encourage retention through long-term value creation

Board Recommendation:	The Board of Directors recommends a vote “FOR” the approval of executive compensation for the 2019 fiscal year as set forth in this Proxy Statement.

Vote Required for Approval:	Affirmative vote of the holders of a majority of the shares of common stock that are voting on the matter. Abstentions and broker non-votes will not be treated as votes cast and will have no impact on the proposal. This vote is not binding on us, but will be given due consideration by the Compensation Committee and the Board.

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Name and Principal Position	Year	Salary	Bonus	Option Awards	Stock Awards	All Other Compensation	Total
Joseph G. Darling	2019	$599,500	$764,363	$-	$4,098,780	$127,539	$5,590,182
President and Chief	2018	$523,462	$412,500	$728,335	$399,998	$105,892	$2,170,187
Executive Officer	2017	$181,987	$93,990	$750,281	$749,960	$5,993	$1,782,212
Sylvia Cheung	2019	$392,094	$220,553	$-	$585,540	$20,680	$1,218,867
Chief Financial Officer	2018	$371,653	$167,244	$728,335	$-	$19,970	$1,287,202
	2017	$359,085	$185,827	$709,054	$-	$18,720	$1,272,686
Thomas Finnerty	2019	$341,550	$184,437	$-	$585,540	$24,352	$1,135,879
EVP of Human Resources	2018	$330,000	$118,800	$285,831	$-	$24,002	$758,633
	2017	$44,423	$-	$301,451	$367,812	$2,508	$716,194
James Loerop	2019	$165,865	$202,500	$377,772	$732,060	$1,429	$1,479,626
EVP of Business Development
and Strategic Planning
Edward S. Ahn, Ph.D.	2019	$202,628	$-	$-	$292,770	$184,044	$679,442
Chief Technology and	2018	$357,660	$80,474	$455,126	$-	$20,330	$913,590
Strategy Officer	2017	$347,243	$125,007	$599,331	$-	$19,080	$1,090,662

Participation in the Virtual Annual Meeting

The Board of Directors considers the appropriate format of our annual meeting of stockholders on an annual basis. This year, in light of the COVID-19 (Coronavirus) outbreak, the Board chose a virtual meeting format for the Annual Meeting in response to public health and travel concerns and in an effort to facilitate stockholder attendance and participation by enabling stockholders to participate fully, and equally, from any location around the world, at no cost. The virtual meeting format will allow our stockholders to engage with us at the Annual Meeting from any geographic location, using any convenient internet connected devices, including smart phones and tablets, laptop or desktop computers. The virtual format allows stockholders to submit questions during the meeting.

The live audio webcast of the Annual Meeting will be available for listening by the general public, but participation in the Annual Meeting, including voting shares and submitting questions, will be limited to stockholders. To ensure they can participate, stockholders and proxyholders should visit virtualshareholdermeeting.com/ANIK2020 and enter the 16-digit control number included on their Notice of Internet Availability of Proxy Materials or proxy card. If you wish to participate in the meeting and your shares are held in street name, you must obtain, from the broker, bank or other organization that holds your shares, the information required, including a 16-digit control number, in order for you to be able to participate in, and vote at, the Annual Meeting.

Stockholders can vote their shares and submit questions via the Internet during the Annual Meeting by accessing the annual meeting website at virtualshareholdermeeting.com/ANIK2020. We will answer any timely submitted and relevant questions on a matter to be voted on at the Annual Meeting before voting is closed on the matter. Following adjournment of the formal business of the Annual Meeting, we will address appropriate general questions from stockholders regarding Anika as time allows. Questions relating to stockholder proposals or Anika may be submitted in the field provided in the web portal at or before the time the questions are to be discussed. If we receive substantially similar questions, we may group those questions together and provide a single response to avoid repetition. Additional information regarding the submission of questions during the Annual Meeting can be found in our 2020 Annual Meeting of Stockholders Rules of Conduct and Procedure, available at virtualshareholdermeeting.com/ANIK2020.

Online check-in to the Annual Meeting webcast will begin at 11:15 a.m., Eastern time, and you should allow ample time to log in to the meeting webcast and test your computer audio system. During online check-in and continuing through the length of the Annual Meeting, we will have technicians standing by to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

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We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, stockholders will be able to communicate with us during the Annual Meeting so they can ask questions. An audio replay of the Annual Meeting will be made publicly available at https://ir.anikatherapeutics.com/financial-information/annual-reports until our 2021 annual meeting of stockholders. This audio replay will include each stockholder question addressed during the Annual Meeting.

We are utilizing technology from Broadridge Financial Solutions, Inc., or Broadridge, the leading virtual meeting solution. The Broadridge platform is expected to accommodate most, if not all, stockholders. Both we and Broadridge will test the platform technology before going “live” for the Annual Meeting.

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Questions and Answers about the Annual Meeting

Q:	When and where will the Annual Meeting be held?

A:	This year the Annual Meeting of Stockholders of Anika Therapeutics, Inc., which we refer to below as the Annual Meeting, will be held exclusively by webcast at virtualshareholdermeeting.com/ANIK2020. on Tuesday, June 16, 2020, beginning at 11:30 a.m., Eastern time. We encourage you to access the Annual Meeting webcast prior to the start time.

Q:	Who may join the Annual Meeting?

A:	The live audio webcast of the Annual Meeting will be available for listening by the general public, but participation in the Annual Meeting, including voting shares and submitting questions, will be limited to stockholders. To ensure they can participate, stockholders and proxyholders should visit virtualshareholdermeeting.com/ANIK2020 and enter the 16-digit control number included on their Notice of Internet Availability of Proxy Materials or proxy card.

Online check-in to the Annual Meeting webcast will begin at 11:15 a.m., Eastern time. We encourage you to allow ample time to log in to the meeting webcast and test your computer audio system.

Q:	What materials have been prepared for stockholders in connection with the Annual Meeting?

A:	We are furnishing stockholders of record with access to, or copies of, the following proxy materials:

•	our 2019 Annual Report to Stockholders, which includes our audited consolidated financial statements;

•	this Proxy Statement for the 2020 Annual Meeting, which also includes a Notice of Annual Meeting of Stockholders;

•	for most stockholders, a Notice of Internet Availability of Proxy Materials; and

•	for other stockholders who are receiving printed copies of the 2019 Annual Report and Proxy Statement by mail, a proxy card for the Annual Meeting.

These materials were first made available on the Internet or mailed to stockholders on or about April 29, 2020.

Q:	Why was I mailed a Notice of Internet Availability of Proxy Materials rather than a printed set of proxy materials?

A:	In accordance with rules and regulations adopted by the Securities and Exchange Commission or SEC, we are furnishing the proxy materials to most stockholders by providing access via the Internet, instead of mailing printed copies. This e-proxy process expedites our stockholders’ receipt of proxy materials, lowers our costs, and reduces the environmental impact of the Annual Meeting.

The Notice of Internet Availability of Proxy Materials tells you how to access and review the proxy materials on the Internet and how to vote on the Internet. The Notice also provides instructions you may follow to request paper or e-mailed copies of our proxy materials.

Q:	Are the proxy materials available via the Internet?

A:	You can access and review the proxy materials for the Annual Meeting at https://ir.anikatherapeutics.com/financial-information/annual-reports or proxyvote.com. In order to submit your proxies or access the Annual Meeting webcast, however, you will need to refer to the Notice of Internet Availability or proxy card to obtain your 16-digit control number and other personal information needed to vote by proxy or virtually.

Q:	What is a proxy?

A:	Because it is important that as many stockholders as possible be represented at the Annual Meeting, the Board of Directors asks that you review this Proxy Statement carefully and then vote by following the instructions set forth on the Notice of Internet Availability of Proxy Materials or proxy card. In voting prior to the Annual Meeting, you will deliver your proxy to Cheryl R. Blanchard, Sylvia Cheung and David Colleran, which means you will authorize Dr. Blanchard, Ms. Cheung and Mr. Colleran to vote your shares at the Annual Meeting in the way you instruct. All shares represented by valid proxies will be voted in accordance with the stockholder’s specific instructions. Please see the section captioned “Executive Officers” for the roles and titles of Dr. Blanchard, Ms. Cheung and Mr. Colleran with our company.

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Q:	What matters will the stockholders vote on at the Annual Meeting?

A:	•	Proposal 1.	Election of one Class III director nominee: Susan N. Vogt.

•	Proposal 2.	Amendment of our 2017 Omnibus Incentive Plan.

•	Proposal 3.	Ratification of appointment of our independent auditor for 2020.

•	Proposal 4.	Approval, as an advisory vote, of 2019 executive compensation as disclosed in this Proxy Statement.

Q:	Who can vote at the Annual Meeting?

A:	Stockholders of record of common stock at the close of business on April 20, 2020, the record date, will be entitled to vote at the Annual Meeting. A total of 14,197,948 shares of common stock were outstanding as of the record date. Each share outstanding on the record date will be entitled to one vote on each proposal.

Q:	What is a stockholder of record?

A:	A stockholder of record is a stockholder whose ownership of our common stock is reflected directly on the books and records of our transfer agent, American Stock Transfer & Trust Co.

Q:	What does it mean for a broker or other nominee to hold shares in “street name”?

A:	If you beneficially own shares held in an account with a broker, bank, or similar organization, that organization is the stockholder of record and is considered to hold those shares in “street name.”

An organization that holds your beneficially owned shares in street name will vote in accordance with the instructions you provide. If you do not provide the organization with specific voting instructions with respect to a proposal, under the rules of the NASDAQ Stock Market, Inc., or NASDAQ, the organization’s authority to vote your shares will depend upon whether the proposal is considered a “routine” or non-routine matter.

•	The organization generally may vote your beneficially owned shares on routine items for which you have not provided voting instructions to the organization. The only routine matter expected to be voted on at the Annual Meeting is the ratification of the appointment of our independent auditor for 2020 (Proposal 3).

•	The organization generally may not vote on non-routine matters, including Proposals 1, 2, and 4. Instead, it will inform the inspector of election that it does not have the authority to vote on those matters. This is referred to as a “broker non-vote.”

For the purpose of determining a quorum, we will treat as present at the Annual Meeting any proxies that are voted on any of the four proposals to be acted upon by the stockholders, including abstentions or proxies containing broker non-votes.

Q:	How do I vote my shares if I do not attend the Annual Meeting?

A:	If you are a stockholder of record, you may vote prior to the Annual Meeting as follows:

•	Via the Internet: You may vote via the Internet at www.proxyvote.com, in accordance with the voting instructions printed on the Notice of Internet Availability of Proxy Materials and the proxy card. Internet voting is available 24 hours a day until 11:59 p.m., Eastern time, on June 15, 2020. You will be given the opportunity to confirm that your instructions have been recorded properly. If you vote via the Internet, you do not need to return a proxy card.

•	By Telephone: If you receive a proxy card by mail, you may vote by calling 1-800-690-6903 and following the instructions provided on the telephone line. Telephone voting is available 24 hours a day until 11:59 p.m., Eastern time, on June 15, 2020. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been recorded properly. If you vote by telephone, you do not need to return a proxy card.

•	By Mail: If you receive a proxy card by mail, you may vote by returning the dated and signed proxy card in the postage-paid return envelope provided with the proxy card.

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If you hold shares in street name, you may vote by following the voting instructions provided by your bank, broker, or other nominee. In general, you may vote prior to the Annual Meeting as follows:

•	Via the Internet: You may vote at www.proxyvote.com, in accordance with the voting instructions printed on the Notice of Internet Availability of Proxy Materials and the proxy card. Internet voting is available 24 hours a day until 11:59 p.m., Eastern time, on June 15, 2020. You will be given the opportunity to confirm that your instructions have been recorded properly.

•	By Telephone: If you receive a proxy card by mail, you may vote by calling 1-800-690-6903 and following the instructions provided on the telephone line. Telephone voting is available 24 hours a day until 11:59 p.m., Eastern time, on June 15, 2020. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been recorded properly.

•	By Mail: You may vote by returning a completed and signed proxy card in accordance with instructions provided by your bank, broker, or other nominee.

For your information, voting via the Internet is the least expensive to us, followed by telephone voting, with voting by mail being the most expensive. Also, you may help us to save the expense of a second mailing if you vote promptly.

Q:	Can I vote at the Annual Meeting?

A:	If you are a stockholder of record, you may vote virtually at the Annual Meeting, whether or not you previously voted. If your shares are held in street name, you must obtain a written proxy, executed in your favor, from the stockholder of record to be able to vote at the Annual Meeting.

Q:	Can I ask questions at the Annual Meeting?

A:	You may submit questions via the Internet during the Annual Meeting by participating in the webcast at virtualshareholdermeeting.com/ANIK2020. We will answer any timely submitted questions on a matter to be voted on at the Annual Meeting before voting is closed on the matter. Following adjournment of the formal business of the Annual Meeting, we will address appropriate general questions from stockholders regarding Anika in the order in which the questions are received. Questions relating to the stockholder proposals or Anika may be submitted in the field provided in the web portal at or before the time the questions are to be discussed. If we receive substantially similar questions, we may group those questions together and provide a single response to avoid repetition. Additional information regarding the submission of questions during the Annual Meeting can be found in our 2020 Annual Meeting of Stockholders Rules of Conduct and Procedure, available at https://ir.anikatherapeutics.com/financial-information/annual-reports.

Q:	Why is the Annual Meeting being conducted as a virtual meeting?

A:	The Board considers the appropriate format of our annual meeting of stockholders on an annual basis. This year the Board chose a virtual meeting format for the Annual Meeting in an effort to facilitate stockholder attendance and participation in light of the COVID-19 (Coronavirus) outbreak by enabling stockholders to participate fully, and equally, from any location around the world, at no cost. The virtual meeting format will allow our stockholders to engage with us at the Annual Meeting from any geographic location, using any convenient internet-connected devices, including smart phones and tablet, laptop or desktop computers.

The virtual format allows stockholders to submit questions during the meeting. We are utilizing technology from Broadridge Financial Solutions, Inc., or Broadridge, the leading virtual meeting solution. The Broadridge platform is expected to accommodate most, if not all, stockholders. Both we and Broadridge will test the platform technology before going “live” for the Annual Meeting.

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Q:	If I am unable to participate in the live audio webcast of the Annual Meeting, may I listen at a later date?

A:	An audio replay of the Annual Meeting will be posted and publicly available at https://ir.anikatherapeutics.com/financial-information/annual-reports following the Annual Meeting and will remain publicly available until our next annual meeting of stockholders in 2021. This audio replay will cover the entire Annual Meeting, including each stockholder question addressed during the Annual Meeting.

Q:	May I change my vote or revoke my proxy?

A:	If you are a stockholder of record, you may later change or revoke your proxy at any time before it is exercised by:

•	voting via the Internet or telephone at a later time;

•	submitting a completed and signed proxy card with a later date; or

•	voting via the Internet at the Annual Meeting.

If you are a beneficial owner of shares held in street name, you should contact your bank, broker, or other nominee for instructions as to whether, and how, you can change or revoke your proxy.

Q:	What happens if I do not give specific voting instructions?

A:	If you are a stockholder of record and you return a proxy card without giving specific voting instructions, the proxy holders will vote your shares in the manner recommended by the Board of Directors on all four proposals presented in this Proxy Statement and as they may determine in their discretion on any other matters properly presented for a vote at the Annual Meeting.

If you are a beneficial owner of shares held in street name and do not provide specific voting instructions to the broker, bank, or other organization that is the stockholder of record of your shares, the organization generally may not vote on some proposals. Instead, the organization will inform the inspector of election that it does not have the authority to vote on the specific matter. As a result, beneficial owners of shares held in street name that do not provide specific voting instructions may not have an effect on the outcome of certain proposals. See “Q. What does it mean for a broker or other nominee to hold shares in ‘street name’?” above.

Q:	What should I do if, during check-in or the meeting, I have technical difficulties or trouble accessing the virtual meeting website?

A:	Online check-in to the Annual Meeting webcast will begin at 11:15 a.m., Eastern time. You should allow ample time to log in to the meeting webcast and test your computer audio system. During online check-in and continuing through the length of the Annual Meeting, we will have technicians standing by to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

Q:	What if other matters are presented at the Annual Meeting?

A:	If a stockholder of record provides a proxy by voting in any manner described in this Proxy Statement, the proxy holders will have the discretion to vote on any matters, other than the four proposals presented in this Proxy Statement, that are properly presented for consideration at the Annual Meeting. We do not know of any other matters to be presented for consideration at the Annual Meeting.

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Proposal 1: Election of Directors

Our company is managed under the oversight of the Board of Directors, which is led by an independent chair. The Board utilizes its deep experience in business and science – including biotech, pharmaceuticals, and medical devices – as well as its diverse backgrounds to provide management with guidance and oversight as they deliver innovative therapies to meet the needs of our patients and execute on our strategy for value creation.

The Board sets high standards for management and employees tied to our core values of principled and ethical behavior, and we apply those same standards to the Board, undertaking regular and rigorous reviews of our performance both collectively and individually. This is evidenced in our ongoing approach to Board refreshment, having added three of our current directors in the past five years; two of those since the 2018 annual stockholder meeting. The current mix of longer-serving and newly-added directors provides an appropriate balance of perspectives as our Board holds management accountable for delivering long-term value and keeping the interests of our stockholders and stakeholders, including patients, employees and business partners, at the center of our priorities.

The Board is currently comprised of six directors and is divided into three classes: Class I, Class II and Class III. Each class of directors serves for a three-year term, with one class of directors being elected by our stockholders at each annual meeting. Joseph Bower and Jeffery Thompson serve as Class I Directors, with terms of office expiring at the 2021 Annual Meeting. Cheryl Blanchard, Raymond Land and Glenn Larsen serve as Class II Directors, with terms of office expiring at the 2022 Annual Meeting. Susan N. Vogt serves as Class III Director, with a term of office expiring at this year’s Annual Meeting.

Ms. Vogt is the Board’s nominee for election to the Board at the Annual Meeting. The Class III Director will be elected to hold office until the 2023 Annual Meeting and until her successor is duly elected and qualified. Unless otherwise instructed, the persons named in the accompanying proxy will vote, as permitted by our bylaws, to elect Ms. Vogt as the Class III Director. If Ms. Vogt becomes unavailable or declines to serve, the persons acting under the accompanying proxy may vote the proxy for the election of a substitute in their discretion. The Board has no reason to believe that Ms. Vogt will be unable or unwilling to serve if elected. There are no arrangements or understandings between any nominee and any other person pursuant to which the nominee was selected.

Vote Required

At the Annual Meeting, the election of a director requires the affirmative vote of a majority of the shares of common stock that are voting in the election of directors, meaning that, to be elected, the shares voted “FOR” a nominee must exceed the number “WITHHELD” from that nominee. Abstentions and broker non-votes will not be treated as votes cast and will have no impact on the proposal.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF SUSAN N. VOGT, THE DIRECTOR NOMINEE.

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Information Regarding Directors

The following table sets forth the name of each current director, including the nominee for Class III Director, together with his or her age (as of the record date) and the year in which he or she became a director.

Director Name	Age	Director Since	Term Expires
Class I Directors
Joseph L Bower	81	1993	2021
Jeffery S. Thompson	54	2011	2021
Class II Directors
Cheryl R. Blanchard Ph.D.	55	2018	2022
Raymond J. Land	75	2006	2022
Glenn R. Larsen, Ph.D.	65	2015	2022
Class III Directors
Susan N. Vogt	66	2018	2020

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Cheryl R. Blanchard

Anika Board Service: • Tenure: 1.5 years
Age: 55

Professional Experience
•	Director since August 2018
•	President and Chief Executive Officer of Anika effective April 26, 2020
•	Interim Chief Executive Officer of Anika from February 2020 through April 2020
•	Principal at Blanchard Consulting, LLC, a provider of scientific, regulatory, and business strategy consulting services to medical device companies and private equity clients, from 2012 until April 2020
•	President and Chief Executive Officer of Microchips Biotech, Inc., a venture-backed biotechnology company developing regenerative medicine and drug delivery products, from 2014 until its sale to Daré Bioscience, Inc. in November 2019
•	Various offices, including Senior Vice President, Chief Scientific Officer, and general manager of Zimmer Biologics, of Zimmer, Inc., a medical device company focused on musculoskeletal products, from 2000 to 2012
Joseph L. Bower
Anika Board Service: • Tenure: 27 years • Chair of the Board • Committees: ○ Audit ○ Compensation (Chair)
INDEPENDENT	Age: 81

Professional Experience
•	Chair of the Board since March 2018, lead director of the Board from 2005 to March 2018 and director since 1993
•	Donald Kirk David Professor Emeritus at Harvard Business School since July 2014
•	Baker Foundation Professor of Business Administration at Harvard Business School from 2008 to July 2014
•	Donald Kirk David Professor of Business Administration from 1963 to 2008
•	Various administrative roles, including Senior Associate Dean, during tenure at Harvard Business School

Other Public Company Board Service
•	Neuronetics, Inc. (NASDAQ: STIM), a commercial stage medical technology company focused on products for psychiatric disorders, since February 2019
•	Daré Bioscience, Inc. (NASDAQ: DARE), a clinical-stage biopharmaceutical company committed to the advancement of innovative products for women's health, since November 2019
Other Public Company Board Service
•	Loews Corporation (NYSE: L), a multi-industry holding company with businesses in the insurance, energy, hospitality and packaging industries, since 2001
•	The New America High Income Fund, Inc. (NYSE: HYB), a diversified, closed-end investment company, since 1988

Education
•	Ph.D. and M.S. in Materials Science and Engineering from the University of Texas-Austin
•	B.S. in Ceramic Engineering from Alfred University
Education
•	D.B.A., M.B.A. and B.A. from Harvard University

Relevant Skills
•	Private and public company CEO experience
•	Strong scientific background in biologics and regenerative medicine Industry
•	Extensive experience in management, business development and developing and commercializing medical device and regenerative medicine and drug delivery products at multiple companies in the life science industry
•	Significant experience in innovative research and product development
Relevant Skills
•	More than five decades of experience teaching at Harvard Business School, with an emphasis on corporate management, organization and leadership
•	Extensive experience consulting with numerous organizations on matters related to business strategy, organizational development and succession planning
•	Expertise in advising boards on fulfilling their oversight responsibilities and other corporate governance issues, based on book and article authorship and more than thirty years of public company board experience

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Raymond J. Land
Anika Board Service: • Tenure: 14 years • Committees: ○ Audit (Chair, Financial Expert) ○ Governance and Nominating
INDEPENDENT	Age: 75

Professional Experience
•	Director since January 2006
•	Retired Certified Public Accountant
•	Interim Chief Financial Officer of BioAmber Inc., a developer of chemicals from renewable feedstocks, for three months during 2017
•	Senior Vice President and Chief Financial Officer of Clarient, Inc., an advanced molecular diagnostics company, from 2008 until his retirement in 2010
•	Senior Vice President and Chief Financial Officer of Safeguard Scientifics, Inc., a venture capital firm, from 2007 to 2008
•	Executive Vice President and Chief Financial Officer of Medcenter Solutions, Inc., a pharmaceutical marketing company, during 2006
•	Senior Vice President and Chief Financial Officer of Orchid Cellmark, a DNA testing company, from 2005 to 2006
•	Senior Vice President and Chief Financial Officer of Genencor International, Inc., a biotechnology company focusing on bioproducts and healthcare, from 1997 until its acquisition in 2005

Other Public Company Board Service
•	BioAmber Inc. (OTC: BIOAQ), a developer of chemicals from renewable feedstocks, from 2011 and chairman from 2012 through July 2018
Glenn R. Larsen
Anika Board Service • Tenure: 5 years • Committees: ○ Compensation ○ Governance and Nominating
INDEPENDENT	Age: 66

Professional Experience
•	Director since February 2015
•	Chairman, President, Chief Executive Officer and co-founder of Aquinnah Pharmaceuticals, Inc., a pharmaceutical company focused on the development of treatments for ALS, Alzheimer’s and other neurodegenerative diseases, since February 2014
•	Chairman of the Board and co-founder of 180 Therapeutics L.P., a clinical stage musculoskeletal drug development company focusing on treating fibrosis, since 2013
•	Chief Scientific Officer and Executive Vice President of Research and Development of SpringLeaf Therapeutics, Inc., a producer of combination drug delivery devices, from 2010 to 2013
•	Chief Operating Officer, Executive Vice President of Research and Development and director of Hydra Biosciences, Inc., a biopharmaceutical company focused on developing pain therapeutic drugs, from 2003 to 2010
•	Series of drug discovery and development leadership positions, including Vice President Musculoskeletal Sciences, at Wyeth (now Pfizer)/Genetics Institute, where he directed Wyeth’s second-largest therapeutic area with responsibility for Enbrel, an anti-TNF therapeutic for arthritic pain with multi-billion dollar annual sales, and the development of Infuse Bone Graft, the 1st regenerative biologic medicine approved for numerous orthopedic bone regeneration indications

Education
•	B.S. in accounting and finance from Temple University
Education
•	Ph.D. in Biochemistry from Stony Brook University
•	P.M.D. from Harvard University

Relevant Skills
•	Education, training and experience as Certified Public Accountant
•	More than 35 years of experience as chief financial officer and other senior accounting and finance roles at multiple companies, including several in the life science industry
•	Transactional experience in merger and acquisitions and financings
Relevant Skills
•	Strong scientific background in pharmaceuticals, biotech, orthopedics, pain management and regenerative medicine
•	Extensive experience in management, product development and business development at multiple companies in the life science industry
•	Significant experience in innovative research and product development and commercial development

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Jeffery S. Thompson
Anika Board Service • Tenure: 9 years • Committees: ○ Audit ○ Compensation ○ Governance and Nominating (Chair)
INDEPENDENT	Age: 54

Professional Experience
•	Director since January 2011
•	Partner with HealthEdge Investment Partners, LLC, or HealthEdge, a private equity firm providing strategic capital exclusively to the healthcare industry, since 2008, where he sits on the investment team and serves as a director for numerous HealthEdge affiliated companies, including ITRACs, Legacy Xspire Holdings, LifeSync and Westone
•	Previously, Chairman, Chief Executive Officer and President of Advanced Bio-Technologies and Enaltus LLC, both HealthEdge portfolio company specializing in skincare solutions sold to consumers and direct to physicians from 2008 to 2017
•	Non-executive director of Sinclair Pharma, plc, a publicly traded international aesthetic dermatology company from September 2014 until its acquisition by China Grand in November 2018
•	Director of Stiefel Laboratories, Inc., an independent pharmaceutical company specializing in dermatology, and President of Glades Pharmaceuticals, both of which were sold to GlaxoSmithKline in 2008
•	Earlier in his career, Mr. Thompson held sales and business management positions at Bausch & Lomb Pharmaceuticals and SmithKline Beecham
Susan N. Vogt
Anika Board Service: • Tenure: 1.5 years • Committees: o Audit (Financial Expert) o Compensation o Governance and Nominating
INDEPENDENT	Age: 66

Professional Experience
•	Director since October 2018
•	Chief Executive Officer and President of Aushon Biosystems, Inc., a developer of a multiplex immunoassay platform, from 2013 until its acquisition in January 2018
•	Chief Executive Officer, President, and a director of SeraCare Life Sciences, Inc., a NASDAQ-listed life sciences developer of products facilitating human diagnostics and therapeutics, from 2006 to 2011
•	Former director of Andor Technology (LSE:AND) from 2010 to 2013
•	From 1981 to 2005, various management and officer positions at Millipore Corporation (now part of MilliporeSigma, the life science business of Merck KGaA), an NYSE-listed developer of technologies for life science research, drug development and manufacturing for the biotechnology and pharmaceutical industries, including President of the Biopharmaceutical Division, Vice President and General Manager of the Laboratory Water Division, Vice President and General Manager of the Analytical Products Division, Vice President and General Manager of the Analytical Division, Vice President of Marketing and Research & Development of the Analytical Division, and Finance Manager, Division Controller

Other Public Company Board Service
•	Sharps Compliance, Inc. (NASDAQ: SMED) a leading full-service national provider of comprehensive waste management services, including medical, pharmaceutical, and hazardous, since October 2019

Education
•	B.S. in General Science from University of Pittsburgh
Education
•	M.B.A. from Boston University, concentration in Finance
•	A.B. in Art History from Brown University

Relevant Skills
•	Extensive experience serving on boards of directors of numerous biotechnology and medical device companies
•	Significant experience as chief executive officer of life science companies
•	More than a decade of experience advising HealthEdge portfolio and other life science companies on business development strategies and transactions
Relevant Skills
•	More than thirty-five years of experience in the global life science research, pharmaceutical, biotech and clinical diagnostics industries
•	Proven record of driving operational efficiency and productivity, successfully scaling commercial operations, enhancing profitability by streamlining, restructuring and consolidating operations, and delivering sustained revenue and cash flow growth at multiple companies
•	Deep understanding of finance and accounting as a result of her education, financial-based roles during her career and serving on audit committees of several companies

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Board’s Role in Risk Oversight

The role of the Board of Directors in our risk oversight process includes receiving reports from management and the Chairs of Board committees on areas of material risk to our company, including operational, financial, commercial, legal, regulatory, strategic, and reputational risks. The Board has delegated primary responsibility to the Audit Committee to review these reports and discuss with management the process by which management assesses and manages our risk exposure, risk management, and risk mitigation strategies. The Audit Committee also works with other committees to assess areas of risk under the particular purview of those committees. When the Audit Committee receives a report from management or another committee, the Chair of the Audit Committee reviews the report and then summarizes the review results in a presentation to the full Board. This enables the Board and its committees to coordinate the risk oversight role to ensure that all directors receive all significant risk-related information. The Board also administers its risk oversight function through the required approval by the Board (or a committee of the Board) of significant transactions and other material decisions and through regular periodic reports from our independent registered public accounting firm and other outside consultants regarding various areas of potential risk, including, among others, those relating to our internal controls and financial reporting. In addition, as part of its charter, the Audit Committee discusses with management and our independent registered public accounting firm significant risks and exposures, as well as the steps management has taken to minimize those risks.

Board Leadership Structure

Joseph Bower has served as the Chair of the Board since March 2018. Dr. Bower previously served as lead director when the Board of Directors did not have a Chair. Separating the roles of Chair and Chief Executive Officer allows our Chief Executive Officer to focus on the strategic management of our day-to-day business, while allowing the Chair to focus on leading the Board in its fundamental role of providing advice to, and independently overseeing, management. The Board recognizes the time, effort, and energy that the Chief Executive Officer is required to devote to the position in the current business environment, as well as the commitment required to serve as our Chair, particularly as the Board’s oversight responsibilities continue to grow. The Board believes that having separate positions, with an independent, non-executive director serving as the Chair, is the appropriate leadership structure for our company at this time and allows the Board to fulfill its role with appropriate independence.

Corporate Governance and Board Matters

The Board of Directors annually reviews the independence of all non-employee directors. In April 2020 the Board established categorical standards consistent with the corporate governance standards of Nasdaq to assist the Board in making determinations of the independence of Board members. A copy of our Standards for Director Independence is available on the investor relations portion of Anika’s website at https://ir.anikatherapeutics.com/corporate-governance. These categorical standards require that, to be independent, a director may not have a material relationship with our company. Even if a director meets all categorical standards for independence, the Board reviews other relationships with Anika in order to conclude that each independent director has no material relationship with the company either directly or indirectly.

The Board of Directors has determined that each of its members, except for our President and Chief Executive Officer Cheryl R. Blanchard, Ph.D., is “independent” within the meaning of the director independence standards of NASDAQ and the SEC. The Board based these determinations primarily on a review of the responses of each director to questions regarding employment and compensation history, affiliations, and family and other relationships, and on other relevant discussions with the directors.

Independent directors meet regularly in executive sessions without management participation. The executive sessions generally occur in connection with regularly scheduled meetings of the Board and committees of the Board, and at other times the independent directors deem appropriate. The executive sessions are chaired either by the Chair of the Board or by the Chair of the Board committee having jurisdiction over the particular subject matter to be discussed at the particular meeting or portion of a meeting.

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The Board reviews matters related to our corporate governance annually at a regularly scheduled meeting of the Board. This includes an evaluation of our bylaws, committee charters, diversity programs, corporate social responsibility, and other matters related to our governance. During this review the Board assesses input from management and outside consultants to discern whether any actions should be taken on any of these topics. Furthermore, the Board conducts periodic evaluations that focus on the effectiveness of the Board as a whole and of its committees. Board members complete a detailed questionnaire that provides for quantitative rankings in key areas and seeks subjective comments in each of those areas. In addition, members of each Board committee complete a detailed questionnaire to evaluate how well their committee is operating and to make suggestions for improvement. The evaluation process is managed by the Chair of the Governance and Nominating Committee, with advice from outside counsel. Outside counsel conducts separate, confidential interviews with each of the directors to follow-up on responses and comments reflected in the questionnaires. An anonymized summary of the principal findings from the questionnaires and interviews is prepared by outside counsel and is used as the basis for self-assessment discussions by the Board and its committees.

The Board met ten times during 2019. No director attended less than 80% of the total number of Board meetings during the director’s term. Our Annual Meetings of Stockholders are generally held to coincide with one of the Board’s regular quarterly meetings. Although we have no formal policy requiring attendance, directors are encouraged to attend Annual Meetings of Stockholders. Each of the then-serving or nominated directors attended the 2019 Annual Meeting of Stockholders.

Board Committees

The Board currently has three standing committees:

•	Audit Committee;

•	Compensation Committee; and

•	Governance and Nominating Committee.

The membership of each standing committees was as follows as of April 20, 2020:

Committee
Director	Audit	Compensation	Governance and Nominating	Independent Under SEC Rules	Financial Expert Under SEC Rules
Joseph L. Bower	✓	Chair		✓
Raymond J. Land	Chair		✓	✓	✓
Glenn R. Larsen		✓	✓	✓
Jeffery S. Thompson	✓	✓	Chair	✓
Susan N. Vogt	✓	✓	✓	✓	✓

The Board has adopted a written charter for each standing committee, which is reviewed yearly by that committee. You can find these charters on the investor relations portion of Anika’s website at https://ir.anikatherapeutics.com/corporate-governance. The information contained on the website is not incorporated by reference in, or considered to be a part of, this Proxy Statement.

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Audit Committee

Role and Key Responsibilities
✓	Overseeing accounting and financial reporting processes
✓	Overseeing audits of our financial statements and internal controls
✓	Taking, or recommending that the Board of Directors take, appropriate action to oversee the qualifications, independence and performance of our independent registered public accounting firm
✓	Leading the review of our risk management processes and exposure to risk
✓	Preparing an Audit Committee report, as required by the SEC, for inclusion in our annual Proxy Statement
✓	Selecting, retaining, overseeing, and, when appropriate, terminating our independent registered public accounting firm
✓	Conferring with the independent registered public accounting firm and reporting to the Board regarding the scope, method, and result of the audit of our books and records
✓	Reviewing and discussing proposed earnings press releases and financial information and guidance proposed to be provided to analysts
✓	Establishing, overseeing and periodically reviewing procedures for complaints regarding accounting or auditing matters
✓	Establishing and monitoring a policy relative to non-audit services provided by the independent registered public accounting firm in order to ensure the firm’s independence

The Audit Committee held 5 meetings in 2019. No member attended less than 80% of the total number of Audit Committee meetings held while the member served on the Audit Committee. The Audit Committee holds separate sessions of its meetings, outside the presence of management, with our independent auditor in conjunction with each regularly scheduled Audit Committee meeting in which the independent auditor participates. During 2019, the Audit Committee met privately with our management on 5 occasions and held 3 executive sessions with only non-employee directors in attendance. No director is eligible to serve on the Audit Committee if that director simultaneously serves on the audit committees of three or more other public companies.

The current members of the Audit Committee are Joseph Bower, Raymond Land, who serves as Chair, Jeffery Thompson and Susan Vogt. The Board has determined that each member is independent, as defined for purposes of the SEC and NASDAQ, is financially literate and has the requisite financial sophistication to serve on the Audit Committee. The Board has also determined that each of Mr. Land and Ms. Vogt qualify under SEC rules as an “audit committee financial expert,” which designation is an SEC disclosure requirement related to Mr. Land’s and Ms. Vogt’s experience and understanding of certain accounting and auditing matters. The designation does not impose upon Mr. Land or Ms. Vogt any duties, obligations or liabilities that are greater than those otherwise imposed on them as members of the Audit Committee and the Board, and their designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liabilities of any other member of the Audit Committee or the Board.

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Compensation Committee

Role and Key Responsibilities
✓	Managing our overall compensation philosophy, structure, policies, processes, procedures and programs
✓	Reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer and other executive officers
✓	Reviewing the performance of and determining the compensation of the Chief Executive Officer
✓	Reviewing the performance of and determining, with the advice and assistance of the Chief Executive Officer, the compensation of our executive officers other than the Chief Executive Officer
✓	Annually reviewing and recommending to the Board of Directors compensation for non-employee directors
✓	Overseeing our overall compensation programs, including the granting of awards under our omnibus incentive plan
✓	Preparing a report on executive compensation for inclusion in our annual Proxy Statement
✓	Reviewing, discussing with management and any compensation consultant, and recommending the inclusion of disclosures under “Compensation Discussion and Analysis” in our Proxy Statement
✓	Periodically conducting a risk assessment to evaluate whether forms of pay encourage unnecessary or excessive risk taking and assisting the Audit Committee in assessing and managing potential risks created by our compensation practices, policies and programs
✓	Reviewing, approving, recommending to the Board for approval and considering the results of stockholder advisory “say on pay” and “say on frequency” votes and reviewing and recommending to the Board whether to submit a stockholder advisory vote on certain acquisition-related compensation arrangements
✓	Appointing, retaining, compensating, terminating and overseeing the work of any compensation consultant or other compensation adviser, as well as considering the independence of any compensation consultant or other compensation adviser

The Compensation Committee held 5 meetings in 2019. No member attended less than 80% of the total number of Compensation Committee meetings held while the member served on the Compensation Committee. During 2019 the Compensation Committee held 5 executive sessions with only non-employee directors in attendance.

The current members of the Compensation Committee are Joseph Bower, who serves as Chair, Glenn Larsen, Jeffery Thompson, and Susan Vogt. The Board has determined that each current member of the Compensation Committee is independent, as defined in the listing standards of NASDAQ.

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Governance and Nominating Committee

Role and Key Responsibilities
✓	Recommending to the Board of Directors the criteria for Board and committee membership
✓	Identifying, evaluating, and recommending nominees to stand for election as directors at each Annual Meeting of Stockholders, including incumbent directors and candidates recommended by stockholders
✓	Developing succession plans for the Board, the Chief Executive Officer and other executives
✓	Coordinating performance evaluations of the Board and its standing committees
✓	Recommending to the Board assignments of directors to each Board committee and monitoring compliance with Board and committee membership criteria
✓	Overseeing and administering Board education programs
✓	Overseeing corporate governance affairs of the Board and our company

The Governance and Nominating held 6 meetings in 2019. No member attended less than 80% of the total number of Governance and Nominating Committee meetings held while the member served on the Governance and Nominating Committee. During 2019 the Governance and Nominating Committee held 1 executive session with only non-employee directors in attendance.

The current members of the Governance and Nominating Committee are Raymond Land, Glenn Larsen, Jeffery Thompson, who serves as Chair, and Susan Vogt. The Board has determined that each current member of the Governance and Nominating Committee is independent, as defined in the listing standards of NASDAQ.

Board Membership Qualifications and Procedures

When considering candidates for director, the Governance and Nominating Committee takes into account a number of factors, including the following minimum qualifications: the nominee shall have the highest personal and professional integrity, shall have demonstrated exceptional ability and judgment, and shall be most effective, in conjunction with the other members of the Board, in collectively serving the long-term interests of the stockholders. In addition, the Governance and Nominating Committee will take into consideration such other factors as it deems appropriate, including any direct experience in the biotechnology, pharmaceutical, medical device and/or life sciences industries or in the markets in which we operate. The Governance and Nominating Committee may also consider, among other things, the skills of the candidate, his or her availability, the candidate’s depth and breadth of experience or other background characteristics, and his or her independence. In addition, the Board believes that diversity is an important component of a Board of Directors and good corporate governance, including diversity of background, skills, experience, gender, race and ethnicity. Although we do not have a formal diversity policy, the Governance and Nominating Committee, guided by its charter, assesses and considers the diversity of the Board prior to nominating candidates and seeks to identify director candidates who will enhance the Board’s overall diversity. The Governance and Nominating Committee and the Board select candidates on the basis of qualifications and experience without discriminating on the basis of race, color, national origin, gender, sex, sexual preference or religion. Accordingly, although we do not have a formal policy, it is the practice of the Governance and Nominating Committee to include, and we request that the search firms we engage include, women and minority candidates in the pool from which the Governance and Nominating Committee selects director candidates. We believe that our current Board members collectively possess diverse knowledge, expertise, and experience in the disciplines that impact our business.

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Our bylaws include a procedure that stockholders must follow in order to nominate a person for election as a director at an annual meeting of stockholders. The bylaws require that timely notice of the nomination in proper written form, including all required information as specified in the bylaws, be mailed to the Governance and Nominating Committee in care of our Chief Executive Officer, Anika Therapeutics, Inc., 32 Wiggins Avenue, Bedford, Massachusetts 01730. A copy of our bylaws can be viewed on the investor relations portion of Anika’s website at https://ir.anikatherapeutics.com/corporate-governance. The Governance and Nominating Committee will consider director nominees recommended by stockholders in accordance with our Policy and Procedures for Stockholder Nominations to the Board adopted by the Governance and Nominating Committee and approved by the Board in April 2020, a copy of which is available on the investor relations portion of Anika’s website at https://ir.anikatherapeutics.com/corporate-governance. Recommendations should be submitted to our Secretary in writing at Anika Therapeutics, Inc., 32 Wiggins Avenue, Bedford, Massachusetts 01730, along with additional required information about the nominee and the stockholder making the recommendation. Information on qualifications for nominations to the Board and procedures for stockholder nominations to the Board is included below under “Proposal 1. Election of Directors—Board Membership Qualifications and Procedures” and “Stockholder Proposals.” The Governance and Nominating Committee may solicit recommendations for candidates for directors from non-management directors, the Chief Executive Officer, other executive officers, third-party search firms and such other sources as it deems appropriate, including stockholders. The Governance and Nominating Committee will review and evaluate the qualifications of all such proposed candidates in the same manner and without regard to the source of the recommendation.

Communications with Directors

At Anika, our directors seek input from a wide variety of sources to inform their work.  This includes input from shareholders.  The Board welcomes shareholder input via voting, via participating in our annual meetings, via our shareholder engagement program and, more formally, via mail. If you wish to communicate with any of our directors or the Board of Directors as a group, you may do so by writing to the individual director or to the Board, in care of our Chief Executive Officer, Anika Therapeutics, Inc., 32 Wiggins Avenue, Bedford, Massachusetts 01730. We recommend that all correspondence be sent via certified U.S. mail, return receipt requested. All correspondence received by the Chief Executive Officer will be forwarded promptly to the appropriate addressee.

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Code of Business Conduct

It is our policy that all of our officers, directors, and employees worldwide conduct our business in an honest and ethical manner and in compliance with all applicable laws and regulations. The Board of Directors has adopted the Anika Therapeutics, Inc. Code of Business Conduct and Ethics in order to clarify, disseminate and enforce this policy. The Code of Business Conduct and Ethics applies to all of our officers, directors, and employees worldwide, including our Chief Executive Officer and Chief Financial Officer. The Code of Business Conduct and Ethics can be viewed on the investor relations portion of Anika’s website at https://ir.anikatherapeutics.com/corporate-governance. Please note that the information contained on the website is not incorporated by reference in, or considered to be part of, this Proxy Statement.

Corporate Social Responsibility

We are committed to creating a sustainable and diverse workplace, while ensuring it operates with the highest standards of quality, ethics and corporate governance. The company has a broad range of environmental practices focused on reducing its consumption of energy, water and natural resources and minimizing its production of waste. We have implemented material recycling, ozone depleting substance, heat recovery and efficient lighting programs to better our environmental footprint. We are dedicated to attracting and retaining highly talented people, fostering a diverse and inclusive workforce and providing a safe and healthy work environment for our employees. We have a strong employee wellness program that includes both on- and off-site activities aimed at keeping our employees active. We collaborate with multiple charitable organizations and educational institutions to ensure that we give back to the communities that support us, including through grants to universities and other charitable organizations. In conjunction with certain of our partners, we also donated personal protection equipment and other supplies to frontline healthcare workers as part of our COVID-19 response. We are dedicated to strong governance practices as can be seen through our refreshment of the Board and its diversity, as well our commitment to appropriate risk management strategies and corporate policies. Our commitments to diversity and sustainability are designed to make us a best-in-class business with efficient processes and operations, and we believe that these values can also be key drivers of company success, growth, and stockholder return over the long-term.

Majority Voting in Uncontested Director Elections Policy

On December 8, 2015, the Board of Directors adopted our “Majority Voting in Uncontested Director Elections Policy.” An uncontested election occurs when the number of director nominees is equal to the number of Board positions to be filled through election and proxies are being solicited for such election of directors solely by our company. Pursuant to our policy in such an election, if a director receives a greater number of votes “withheld” than “for” his or her election, such director shall promptly offer his or her resignation for consideration by the Governance and Nominating Committee. The Governance and Nominating Committee shall then consider all of the relevant facts and circumstances and recommend to the Board whether or not to accept such offer of resignation. The final decision of whether or not to accept such resignation shall be made by the Board, and, if required or determined by the Board to be desirable, we shall appropriately disclose the decision of the Board along with the rationale for such decision.

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Transactions with Related Persons and Conflict of Interest Policy

It is our policy that all employees and directors, as well as their family members, must avoid any activity that is or has the appearance of conflicting with our business interests. This policy is included in our Code of Business Conduct and Ethics, and it is supplemented by our Conflict of Interest Policy, which was implemented by the Board of Directors on October 6, 2015 and can be viewed on the investor relations portion of Anika’s website at https://ir.anikatherapeutics.com/corporate-governance. Both the Code of Business Conduct and Ethics and the Conflict of Interest Policy are reviewed annually. Among other things, this policy requires each director and officer to provide to the Chair of the Board (or to the Chief Executive Officer, if such transaction involves the Chair of the Board) written notice of any potential related party transaction, defined by our policy to mirror the definition of Item 404 of Regulation S-K under the Securities Exchange Act of 1934, or the Exchange Act, (with the exception that our policy includes a monetary threshold of $100,000 as opposed to the threshold of $120,000 set by Item 404 of Regulation S-K under the Exchange Act). Any such notice must include all information requested by the Chair of the Board (or the Chief Executive Officer). Upon receiving all relevant information, the disinterested members of the Board may approve the transaction if they determine that the transaction is in the best interests of, and fair to, us, may require modifications to the transaction to make it acceptable for approval, or may reject it. The Board may also establish guidelines for ongoing management of a specific related party transaction. The policy requires continuing related party transactions to be reviewed on at least an annual basis. Additionally, the policy requires all of our executives and directors to complete a director and officer questionnaire in connection with each of our annual proxy statements, which asks them to disclose family relationships and other related party transactions.

From January 1, 2019 through April 29, 2020, we had no reportable related party transactions.

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Beneficial Ownership of Common Stock

The following table sets forth the beneficial ownership of common stock as of April 20, 2020, by:

●	each director who served during 2019 or 2020;
●	each of the Named Executive Officers named in the Summary Compensation Table set forth under “Executive Compensation” as well as our current Executive Officers;
●	each other person who is known by us to beneficially own 5% or more of our common stock; and
●	current directors and executive officers as a group.

The number of shares of common stock owned by each person is determined under the rules of the SEC. Under these rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares that the individual has the right to acquire by June 19, 2020 (sixty days after April 20, 2020) through the conversion of a security or other right. Unless otherwise indicated, each person has sole investment and voting power, or shares such power with a family member, with respect to the shares set forth in the following table. The inclusion in this table of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares for any other purpose. As of April 20, 2020, there were 14,197,948 shares of common stock outstanding. Shares not outstanding, but deemed beneficially owned by virtue of the right of a person to acquire those shares, are treated as outstanding only for purposes of determining the number and percent of shares of common stock owned by such person or group.

Unless otherwise noted below, the address of each person listed on the table is in care of Anika Therapeutics, Inc., 32 Wiggins Avenue, Bedford, Massachusetts 01730.

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Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Common Stock Outstanding
Directors and Named Executive officers:
Joseph L. Bower	19,117	(1)	*
Raymond J. Land	13,399	(2)	*
Glenn R. Larsen, Ph.D.	11,697	(2)	*
Jeffery S. Thompson	10,949	(2)	*
Susan N. Vogt	11,652	(2)	*
Steven E. Wheeler	34,594	(3)	*
Cheryl R. Blanchard	11,697	(4)	*
Sylvia Cheung	262,924	(5)	1.82%
David Colleran	-	(6)	*
Thomas Finnerty	23,648	(7)	*
James Loerop	-	(8)	*
Joseph G. Darling	40,341	(9)	*
Edward S. Ahn, Ph.D.	-	(10)	*
Current directors and executive officers as a group (9 persons)	365,083	(11)	2.53%
5% and Above Stockholders:
Blackrock, Inc.
55 East 52nd Street
New York, NY 10055	2,127,249	(12)	14.88%
Kayne Anderson Rudnick Investment Management LLC
1800 Avenue of the Stars, 2nd Floor
Los Angeles, CA 90067	1,383,328	(13)	9.74%
Dimensional Fund Advisors LP
Building One, 6300 Bee Cave Road
Austin, TX 78746	1,001,294	(14)	7.05%
The Vanguard Group
100 Vanguard Blvd.
Malvern, PA 19355	915,596	(15)	6.45%
State Street Corporation
1 Lincoln Street
Boston, MA 02111	860,507	(16)	5.69%

* Indicates less than 1%

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(1)	This amount includes (i) 4,107 shares subject to restricted stock units and (ii) 2,000 shares owned by Dr. Bower’s spouse.
(2)	This amount includes 4,107 shares subject to restricted stock units.
(3)	Mr. Wheeler retired from the Board of Directors effective February 8, 2019. This amount reflects his beneficial ownership as of that date.
(4)	This amount includes 4,231 shares subject to restricted stock units, which vested on April 26, 2020. This amount does not include the grants made to Dr. Blanchard when she became our President and Chief Executive Officer on April 26, 2020, which are discussed in the “Compensation Analysis and Discussion” portion of this Proxy Statement.
(5)	This amount includes 213,643 shares subject to stock options and stock appreciation rights that are exercisable within sixty days of April 20, 2020.
(6)	Mr. Colleran joined our company on March 4, 2020, and he does not currently beneficially own any shares of our common stock.
(7)	This amount includes 15,401 shares subject to stock options that are exercisable within sixty days of April 15, 2019 and 2,267 shares of restricted stock vesting in three equal annual installments commencing one year from the applicable grant date.
(8)	Mr. Loerop joined our company on July 8, 2019, and he does not currently beneficially own any shares of our common stock.
(9)	Mr. Darling passed away on January 29, 2020. This amount reflects his beneficial ownership as of that date.
(10)	Dr. Ahn’s employment with the company as our Chief Technology and Strategy Officer ended on July 5, 2019.
(11)	This amount does not include shares beneficially owned by Mr. Wheeler, Mr. Darling, or Dr. Ahn.
(12)	Such information is provided based on an amended Schedule 13G filed with the SEC on behalf of Blackrock, Inc. on February 4, 2020. Blackrock, Inc. has sole voting power with respect to 2,094,575 shares and sole dispositive power with respect to 2,127,249 shares.
(13)	Such information is provided based on an amended Schedule 13G filed with the SEC on behalf of Kayne Anderson Rudnick Investment Management LLC on February 14, 2020. Kayne Anderson Rudnick Investment Management LLC has sole voting power with respect to 1,038,0538 shares, shared voting power with respect to 344,790 shares, sole dispositive power with respect to 1,038,538 shares, and shared dispositive power with respect to 344,790 shares.
(14)	Such information is provided based on an amended Schedule 13G filed with the SEC on behalf of Dimensional Fund Advisors LP. On February 12, 2020. Dimensional Fund Advisors LP has sole voting power with respect to 936,960 shares and sole dispositive power with respect to 1,001,294 shares.
(15)	Such information is provided based on an amended Schedule 13G filed with the SEC on behalf of The Vanguard Group on February 12, 2020. The Vanguard Group has sole voting power with respect to 13,197 shares, shared voting power with respect to 1,100 shares, sole dispositive power with respect to 915,596 shares, and shared dispositive power with respect to 12,454 shares.
(16)	Such information is provided based on an amended Schedule 13G filed with the SEC on behalf of State Street Corporation on February 13, 2020. State Street Corporation has shared voting power with respect to 807,435 shares and shared dispositive power with respect to 860,507 shares.

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Section 16(a) Beneficial Ownership Reporting Compliance

The Exchange Act requires that our officers, directors, and persons who own more than 10% of our common stock file initial reports of ownership and report of changes in ownership with the SEC and NASDAQ. Officers, directors and persons who beneficially own more than 10% of our common stock are also required to furnish us with a copy of all forms they file pursuant to Section 16(a) of the Exchange Act. To our knowledge, based solely upon a review of Forms 3, 4 and 5 and other applicable forms as well as amendments thereto furnished to us under Rule 16a-3(e) of the Exchange Act for the year ended December 31, 2019, no officer, director, or person who owns more than 10% of our outstanding shares of common stock failed to file such reports on a timely basis during 2019.

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Executive Officers

The Board of Directors elects our executive officers annually at a regular meeting held immediately preceding an Annual Meeting of Stockholders. The Board also elects executive officers throughout the year as such individuals are hired by us. Such executive officers hold office until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified, unless they sooner resign or are removed from office. There are no family relationships between any of our directors, director nominees, or executive officers.

The following table lists the current executive officers of Anika Therapeutics and certain information concerning the executive officers of Anika Therapeutics. It is anticipated that each of these officers will be re-appointed by the Board immediately preceding the Annual Meeting:

Name	Position	Age
Cheryl R. Blanchard, Ph.D.	President and Chief Executive Officer	55
Sylvia Cheung	Chief Financial Officer, Treasurer and Assistant Secretary	45
David Colleran	EVP, General Counsel and Secretary	48
Thomas Finnerty	EVP Human Resources	62
James Loerop	EVP Business Development and Strategic Planning	56

Dr. Blanchard’s biography is included above in the section titled “Proposal 1: Election of Directors – Information Regarding the Directors.”

Sylvia Cheung was appointed Chief Financial Officer, Treasurer and Secretary in April 2013. Ms. Cheung transitioned from Secretary to Assistant Secretary in March 2020 when Mr. Colleran joined the company. Ms. Cheung served as our Vice President of Strategic Processes commencing in 2012. From October 2014 through February 2019, she has also served as General Manager for our Italy-based subsidiary, Anika Therapeutics S.r.l., and she served in the same role from 2010 to 2011. Ms. Cheung originally joined our company as its Controller in 2005, and, in addition to fulfilling these financial responsibilities, she led our integration of Anika S.r.l. subsequent to its acquisition in 2009. Prior to joining Anika, she held a series of progressively responsible financial management positions at Transkaryotic Therapies, Inc. From 1995 to 2000, Ms. Cheung worked for PricewaterhouseCoopers LLP as an Audit Senior Associate with a focus in technology companies. Ms. Cheung holds a B.S. in business administration and accounting from the University of Massachusetts in Amherst and an M.B.A. from Boston University, and she is a Certified Public Accountant (inactive).

David Colleran was appointed Executive Vice President, General Counsel and Secretary on March 4, 2020. Most recently, David served as Senior Vice President, General Counsel, Secretary and Chief Compliance Officer at Insulet Corporation, a publicly traded, global medical device and drug delivery company from July 2015 through March 2019. Prior to that, he held the role of Vice President and General Counsel of the Medical Supplies Segment at Covidien, a global manufacturer of medical devices and supplies acquired by Medtronic, from 2010 to 2015 and Corporate Counsel at Ocean Spray Cranberries. Mr. Colleran began his career as a corporate attorney at the law firm Choate, Hall & Stewart. Mr. Colleran holds a B.A. in Political Science from Boston College and a J.D. from Boston College Law School, and he is admitted to the Massachusetts Bar.

Thomas Finnerty was appointed Chief Human Resource Officer on October 30, 2017, and his title was changed to Executive Vice President Human Resources in July 2019 to align with our corporate convention. From June 2017 to October 2017, Mr. Finnerty served as a human resources consultant to our company. Prior to his work with Anika, Mr. Finnerty served as the Senior Vice President of Human Resources at Smith & Nephew, a leading portfolio medical technology company manufacturing products for global distribution, from 1999 through April 2016 where he was responsible for delivering value-added programs, processes and leadership in global human capital management. Mr. Finnerty has also held human resources positions at Novartis/Chiron Diagnostics and the Foxboro Company. Mr. Finnerty holds B.S. in business from the University of Massachusetts Dartmouth and an M.B.A. from Babson College.

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James Loerop was appointed Executive Vice President of Business Development and Strategic Planning on July 8th, 2019. Most recently, Mr. Loerop served as Chief Corporate Development Officer for Lupin Pharmaceuticals from September 2017 to July 2019 where he was a member of the company’s Executive Leadership Team and was responsible for global business development and corporate development activities. Prior to his work with Lupin, Jim held senior leadership roles at various companies in the pharmaceutical and life sciences industry, including at Alexion Pharmaceuticals as Senior Vice President of Global Business Development from April 2015 to September 2017, GlaxoSmithKline as Vice President of North America Business Development from September 2010 to April 2015, and Steifel Laboratories as Senior Vice President of Global Corporate Development prior to GSK’s acquisition of Stiefel. Mr. Loerop holds a B.S. in Marketing from Western Michigan University.

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Compensation Discussion and Analysis

This section describes and analyzes the material elements of the 2019 compensation for our named executive officers, or NEOs, identified in the Summary Compensation Table, as follows:

Name	Title (as of December 31, 2019)
Joseph G. Darling	President and Chief Executive Officer
Sylvia Cheung	Chief Financial Officer, Treasurer and Secretary
Thomas Finnerty	EVP Human Resources
James Loerop	EVP Business Development & Strategic Planning
Edward S. Ahn, Ph.D.*	Chief Technology and Strategy Officer
* Dr. Ahn’s employment with the company as our Chief Technology and Strategy Officer ended July 5, 2019.

We have divided this discussion into five parts:

1.	Executive Summary
2.	Compensation Philosophy
3.	Key Compensation Policies and Practices
4.	2019 Compensation Decisions
5.	Other Compensation Matters

Executive Summary

Our Fiscal Year 2019 Business Performance

Fiscal Year 2019 was a strong performance year for Anika, as we generated a record $114.6 million in total revenue, a 9% year-over-year increase. Most importantly, we completed our five-year strategic plan and took significant steps to transform the company into a global commercial organization focused on joint preservation and restoration. We delivered significant accomplishments executing on the key pillars of our five-year strategic plan in talent acquisition and strategic business acquisitions. These positioned us to further enhance our performance and set the stage for accelerated growth and profitability over the next several years as we look to maximize returns from our key markets for our stakeholders. In 2019, these activities included:

•	adding world-class talent to our executive leadership team with key hires to execute our growth strategies;

•	performing key diligence, negotiation and pre-closing activities related to the acquisitions of Parcus Medical, LLC and Arthrosurface, Incorporated, which closed in early 2020 and significantly enhanced our commercial capabilities and product portfolio;

•	completing the buildout of our small internal hybrid commercial salesforce in the United States for our current and future surgical-based orthopedic products;

•	launching our first surgical orthopedic product, TACTOSET, in the United States under our hybrid commercial model;

•	expanding internationally with 20% year-over-year international viscosupplement revenue growth;

•	advancing our CINGAL program in the United States by making the decision to initiate our pilot study in 2020, including planning work and preparation associated with protocol development and site selection;

•	continuing to progress on the enrollment of patients in our Hyalofast Phase III clinical trial designed to gain FDA approval;

•	focusing on operational excellence as we stressed manufacturing efficiency and year-over-year product gross margin improvement, which improved our product gross margin from 70% in 2018 to 75% in 2019;

•	returning $30 million of value to our stockholders through an accelerated share repurchase program, which concluded in January 2020; and

•	making significant progress on the execution of our five-year strategic plan, including through our acquisitions and commercial infrastructure development.

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In addition to these operational efforts, our financial highlights for 2019 included:

•	record total revenue $114.6 million;

•	Cingal revenue growth of 30% internationally;

•	net income of $27.2 million;

•	product gross margin of 75% for the full year, up from 70% in 2018;

•	cash, cash equivalents and investments totaling $185 million as of December 31, 2019, reflecting the achievement of $37 million of cash from operations generated in 2019;

•	no debt as of December 31, 2019; and

•	51% shareholder return in 2019.

Compensation Decisions

We made compensation decisions for our NEOs for 2019 that were directly linked to our performance. In particular, the Compensation Committee:

•	determined the vesting of performance-based awards granted in 2018;

•	paid the NEOs annual cash bonuses based on the business performance results above and a review of individual performance accomplishments, with awards generally above target and ranging from 120% to 150% of target;

•	granted the NEOs restricted stock unit awards in early 2019 split, based on the number of shares covered, evenly between time-vesting awards and performance-based awards with multi-year targets;

•	granted Mr. Loerop, who became our Executive Vice President Business Development and Strategic Planning in July 2019, an additional award of 27,000 common stock options as an inducement to join the company;

•	increased the performance period historically used for new performance-based restricted stock unit grants;

•	implemented changes to our 2019 and 2020 NEO compensation programs to address the feedback that we received from stockholders; and

•	implemented a deferred stock program that allows our directors and executives, at their discretion, to defer settlement of restricted units granted to them.

Stockholder Outreach

In our say-on-pay vote last year, approximately 84% of the votes were cast in favor of our NEO compensation. We were pleased with the improved results as compared to the prior two years when 80% and 58% of the votes were cast in favor, respectively, but we continue to seek to achieve future results more aligned with the over 90% support we have regularly received on say-on-pay votes in the years before 2017. We routinely speak with many of our large and small stockholders and solicit feedback on our executive compensation program to understand issues or concerns pertinent to our investors. In general, we believe that our Chief Executive Officer and/or our Chief Financial Officer spoke to shareholders representing over 80% of our outstanding shares during 2019. Some general themes from these conversations have been that our investors want to understand how we align performance and compensation through enhanced narrative disclosure, including specific metrics considered by us in our short- and long-term incentive compensation, that they would like to see a more equitable split of time-based and performance-based grants under our equity programs, and that they would like caps put in place with respect to our short-term incentive compensation. As a result, we have implemented changes to our 2019 and 2020 compensation programs to address the feedback that we received, including increasing the proportion of equity awards tied to specific performance conditions, implementing a 50/50 split, based on the number of shares covered, between time-based and performance-based equity awards, and limiting short-term incentive bonus payouts to 2 times targeted amounts. We always appreciate the feedback that we receive, and we have, and will continue to, consider these concerns and enhance our compensation program and disclosure around it, including in the following discussion.

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Compensation Philosophy

The Compensation Committee approves our compensation policies and oversees our overall compensation program. The overriding goal of our compensation program is to drive long-term high performance and stockholder value creation through our pay programs and corporate culture. As a result, the Compensation Committee ties performance to many aspects of our compensation program, including pay levels, incentive payouts, and pay opportunities. Corporate and individual goals are set through our yearly budgeting process and, in order to be able to communicate those goals to the NEOs near the beginning of the relevant performance period, are ultimately approved by the Board prior to, or at the beginning of, each year.

The Compensation Committee, utilizing both the structure of our compensation program and its discretion, as necessary, structures our executive compensation program to reward our NEOs when performance exceeds goals. A significant portion of incentive compensation is weighted towards overall leadership team achievement against targeted goals (rather than individual performance), so that if we meet or exceed our goals, the teams earn target or better awards. Conversely, if the team fails to meet the minimum thresholds, components of performance-based compensation will not be awarded.

As a general matter, the Compensation Committee uses competitive compensation data from the annual compensation study of peer companies to inform its decisions about overall compensation opportunities and specific compensation elements. Additionally, the Compensation Committee uses multiple reference points when establishing targeted compensation levels, and it does not benchmark specific elements or total compensation to any specific percentile relative to peer companies or the broader market. Instead, the Compensation Committee applies judgment and discretion in establishing targeted pay levels, taking into account not only competitive market data, but also factors such as company, business and individual performance, scope of responsibility, critical needs and skill sets, leadership potential and succession planning. We have designed our compensation program to achieve the following:

1.	motivate and reward our executives to achieve or exceed our financial and operating performance objectives;

2.	propel our business forward through a focus on operational excellence and execution of our business strategy;

3.	link each NEO’s compensation with specific business objectives;

4.	align each NEO’s compensation with the interests of long-term stockholders by tying a significant portion of total compensation opportunity to the value of our stock;

5.	reinforce accountability and cooperation by tying a significant portion of total NEO compensation to overall company performance;

6.	attract and retain talented leaders who can drive and implement our growth and operational excellence strategies;

7.	reward individual performance and accomplishments; and

8.	keep the compensation packages competitive with those of our peers and other companies with whom we compete for talent.

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Key Compensation Policies and Practices

Key Features

We believe that our executive compensation program includes key features that align the interests of the NEOs with our stockholders and does not include features that misalign their interests. During 2019, we arranged our compensation program in accordance with the practices set forth below:

What We Do	What We Don’t Do

✓	Align NEO pay with our performance
✓	Align a significant portion of NEO pay with stockholders through long-term incentives, including multi-year, performance-based RSU awards in 2019
✓	Balance short-term and long-term incentives
✓	Require NEOs to own significant amounts of stock through robust stock ownership guidelines (see page 51 of this Proxy Statement)
✓	Include, in our equity compensation plan, minimum vesting requirements for equity awards
✓	Double-trigger vesting upon a change in control for awards granted after January 29, 2019
✓	Bonus payouts capped at 2x target
✓	Utilize a compensation consultant to annually review our compensation program
✓	Solicit say-on-pay votes annually
Ä	No automatic or guaranteed annual salary increases
Ä	No guaranteed bonus or long-term incentive awards
Ä	No repricing of stock options or SARs without stockholder approval
Ä	No hedging/pledging of our stock per our insider trading policy
Ä	No change in control excise tax gross-ups
Ä	No granting of stock options or SARs at an exercise price less than fair market value
Ä	No pension or other special benefits

Key Performance Factors

In setting the compensation for our executive officers, the Compensation Committee relies primarily on our overall financial performance and an assessment of each individual’s performance and contribution to our development and achievements. The Compensation Committee seeks to align the metrics it uses in evaluating our executive compensation with the metrics that we use to evaluate our performance more generally, including those metrics that we publicly disclose. Financial performance measures form the majority of the performance criteria for performance-based equity awards, and the Compensation Committee balances financial and individual performance (as set forth below) in making decisions on bonus payments. Typical achievement measures considered by the Compensation Committee include, but may not be limited to, the following:

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Company Financial Performance	Individual Performance
•	Revenue growth
•	Adjusted EBITA (as publicly discussed by us)
•	Vitality index (i.e., revenue from new products as a percentage of total revenue)
•	Net income achievement
•	EBITDA margin
•	Product gross margin
•	Cash flow
•	Share price performance
•	Franchise or geographic revenue growth
•	New product launches in key geographies
•	Achievement of regulatory approvals for new products or line extensions
•	Clinical trial achievements or completion
•	Strategic transactions
•	Key employee recruitment or retention
•	Completion of strategic projects that drive company growth
•	Procurement of patents or other intellectual property

Peer Group

In addition to the company and individual performance metrics set forth above, the Compensation Committee weighs other quantitative factors such as general compensation trends. In this regard, the Compensation Committee periodically reviews surveys of executive compensation and information concerning compensation at similarly situated companies. In 2019, as in prior years, the Compensation Committee engaged the Rewards Solution practice at Aon, specifically members of the Radford advisory team (“Radford”), to provide executive compensation consulting services to the Compensation Committee, to assist the Compensation Committee in selecting an appropriate peer group for compensation comparisons, and to perform an executive compensation review.

The Compensation Committee, with the assistance of Radford, performed this analysis each year from 2015 through 2019, and it currently intends to continue the practice of performing this analysis yearly. In completing its analysis for the 2019 compensation season, the Compensation Committee reviewed competitive data compiled by Radford from a peer group comprised of 19 companies of similar size and related businesses. The Compensation Committee also reviewed market data from the 2017 Radford Global Life Sciences Executive Survey (the “Radford Survey”) covering 65 public biopharmaceutical and medical device companies. The Committee uses competitive compensation data from these peer company and industry reviews to inform its decisions about overall compensation opportunities and specific compensation elements. Additionally, the Committee uses multiple reference points when establishing targeted compensation levels. The Committee does not benchmark specific compensation elements or total compensation to any specific percentile relative to the peer companies or the broader United States market. Instead, the Committee applies judgment and discretion in establishing targeted pay levels, taking into account not only competitive market data, but also factors such as Company, business and individual performance, scope of responsibility, critical needs and skill sets, leadership potential and succession planning.

With Radford’s assistance, we review and adjust our Peer Group annually to ensure that the industry data we review is relevant to our current and near-term future activities and goals. We believe that the adjustments we made to our 2019 Peer Group are appropriate to better reflect changes in our company over time, based on our history of strong financial performance, growing product pipeline, commercial strategies, and change in our Global Industrial Classification System (GICS) Code from 35101020 (Health Care Supplies) to 35201010 (Biotechnology). Given this changing dynamic, we felt it more appropriate to blend biopharmaceutical companies with medical device companies in a ratio of 2/3 to 1/3. The following is the composition of the peer group utilized for our 2019 compensation analysis:

Peer Group Companies
Biopharmaceutical Companies	Medical Device Companies
AMAG Pharmaceuticals, Inc.	AtriCure, Inc.
Glaukos Corporation	Atrion Corporation
Insys Therapeutics, Inc.	Avid Biosciences, Inc.
MacroGenics, Inc.	CONMED Corporation
MiMedx Group, Inc.	CryoLife Inc.
Momenta Pharmaceuticals, Inc.	K2M Group Holdings
Omeros Corporation	Orthofix, Inc.
Repligen Corporation
Retrophin, Inc.
Spectrum Pharmaceuticals, Inc.
Vanda Pharmaceuticals, Inc.
Vericel Corporation

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With Radford’s assistance, we have further refined the peer group for our 2020 compensation program to build on some of the changes we made to the group from 2018 to 2019. We believe the adjustments were appropriate to continue to reflect changes in our strategic plan and commercial strategies. The 2020 peer group will be:

Peer Group Companies
Biopharmaceutical Companies	Medical Device Companies
AMAG Pharmaceuticals, Inc.	AtriCure, Inc.
Avid Biosciences, Inc. Halozyme Therapeutics, Inc.	Atrion Corporation Cryolife, Inc.
MacroGenics, Inc.	Glaukos Corporation
Momenta Pharmaceuticals, Inc.	Orthofix, Inc.
Omeros Corporation
Portola Pharmaceutics, Inc.
Radius Health
Retrophin, Inc.
Spectrum Pharmaceuticals, Inc.
Vanda Pharmaceuticals, Inc.
Vericel Corporation

2019 Compensation Decisions

Our 2019 NEO compensation was made up of three key components:

•	base salary,

•	discretionary annual bonuses, and

•	equity-based long-term incentive awards, generally in the form of time and performance-based stock options.

The Compensation Committee separately reviews and decides each component, but keeps in mind the overall intent that total compensation should approximate the competitive median, before adjusting for actual performance. The Compensation Committee does not affirmatively set out in any given year, or with respect to any given NEO, to apportion compensation in any specific ratio among the various categories of compensation (i.e., between annual cash bonuses and long-term equity awards, or between non-performance based and performance-based compensation). Rather, the Compensation Committee uses the principles described in this Proxy Statement, including taking into account engagement with our stockholders, as a guide in assessing the proper allocation among those categories.

Base Salary

The first principal component of compensation for our executive officers is base salary, which is generally paid to our NEOs to recognize fulfillment of their job responsibilities. Base salaries for our NEOs are subject to annual review by the Compensation Committee. For this purpose, the Compensation Committee considers a number of factors, including the individual’s level of responsibility, experience, performance, including both past company performance and individual performance in accordance with the metrics previously discussed, as well as competitive market practices as determined by our analysis of management compensation surveys, and a review of other published data relating to executive compensation, including peer group data, and taking into account any contractual obligations. Salaries are reviewed and determined at the discretion of the Compensation Committee on an annual basis, and there is no guaranteed year-over-year increase to any of the NEO’s salaries.

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For 2019, compensation increases for the NEOs are set forth below. Mr. Darling and Ms. Cheung received comparatively larger salary increases to reflect competitive market practices for their positions and their 2018 efforts on behalf of the company. Mr. Finnerty received a 3.5% salary increase, which was largely in line with the rest of the organization. Mr. Loerop’s 2019 salary reflects the annualized salary negotiated in his offer letter based on competitive benchmark data to induce him to join us on July 8, 2019.

2019 Base Salary Adjustments

Name	2018 Salary	2019 Salary	% Change
Joseph G. Darling	$550,000	$599,500	9.0%
Sylvia Cheung	$371,653	$392,094	5.5%
Thomas Finnerty	$330,000	$341,550	3.5%
James Loerop	n/a	$375,000	n/a
Edward S. Ahn, Ph.D.	$357,660	$364,813	2.0%

Annual Cash Bonus

The second principal component of our compensation policy for executive officers consists of cash bonuses, which are generally paid to our NEOs to motivate attainment of our near-term goals that are consistent with our long-term strategic plan.

Each NEO has a target annual bonus amount established by the Compensation Committee at the beginning of each year that is expressed as a percentage of the NEO’s base salary. In 2019, these targets were consistent with the targets from the prior several years. The Compensation Committee establishes the target bonus amounts consistent with its review of peer group practices and to provide in its view an appropriate balance between fixed (salary) and variable (bonus) cash compensation. The 2019 target bonus amounts for the NEOs were as follows:

2019 Cash Bonus Targets

Name	% of Salary	Amount
Joseph G. Darling	85%	$509,575
Sylvia Cheung	45%	$176,442
Thomas Finnerty	45%	$153,698
James Loerop*	45%	$168,750
Edward S. Ahn, Ph.D.	45%	$164,165
*	For Mr. Loerop, his initial offer letter with the Company provided that any bonus payment paid for 2019 would not be prorated based on his date of hire.

Actual bonus amounts awarded are not formulaic and depend on the Compensation Committee’s objective and subjective assessment of both our business and individual NEO performance after the completion of each year. The Compensation Committee considers our financial performance in accordance with metrics previously discussed, our overall operational performance, and our contribution to increasing stockholder value at its discretion to determine an appropriate level of baseline cash bonus compensation for our NEOs. Once the Compensation Committee has established this baseline, it considers the applicable individual performance with respect to individual goals and contribution to overall company performance in its discretion to adjust each individual NEO’s cash bonus payment. See “Key Performance Factors” above regarding the key financial and individual performance factors considered. Historically, cash bonuses for the most recently completed year are awarded contemporaneously with annual compensation reviews for the subsequent year. Bonuses may be prorated in the year of hire, provided that this requirement may be waived in order to induce top talent to join the organization, as was the case with the hire of Mr. Loerop. The Compensation Committee may also, in certain circumstances, grant cash bonuses for executive retention purposes, taking into account, among other things, general industry practices, special performance bonuses in exceptional circumstances, and any contractual obligations.

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After the completion of the 2019 fiscal year, the Compensation Committee, with the assistance of the Chief Executive Officer, reviewed our performance, as well as the individual performance of each executive officer (other than his own performance). The accomplishments set forth in the Executive Summary section titled “Our Fiscal Year 2019 Business Performance” were taken into account in this review. For the year, the Compensation Committee determined that we made excellent overall business progress and executed very strongly against our five-year strategic plan. The strong performance was seen in both the financial results delivered by the organization and the strategic and operational achievements set forth in the section captioned “Our Fiscal Year 2019 Business Performance” above, including the work completed in preparation for the acquisitions of Parcus Medical and Arthrosurface, the commercial launch of TACTOSET through our U.S. hybrid commercial model, and our international expansion successes. In addition, the NEO’s generally exceeded the goals set forth for them specifically during the annual budgeting and goal-setting process previously described. These goals were strongly aligned to the broader corporate goals, and strong individual performance led to our successful operating results as previously described. As a result, the Compensation Committee, using its informed judgment and without pre-established formulas, set a cash bonus payment baseline of 100% of the target for each NEO, subject to adjustment based on individual performance achievement with respect to individual goals and contribution to overall company performance. Special consideration was given to the role of Mr. Darling in directing strategic initiatives, including with respect to our acquisitions completed in early 2020, that generated long-term stockholder value during a year of transformation. Overall, each NEO had a strong performance during the year and contributed to the company’s growth. The final, individual results, which are included in the “Bonus” column in the Summary Compensation Table, were as follows:

2019 Cash Bonus Decisions

Name	Bonus Target	% Achieved	Bonus Paid
Joseph G. Darling	$509,575	150%	$764,363
Sylvia Cheung	$176,442	125%	$220,553
Thomas Finnerty	$153,698	120%	$184,437
James Loerop*	$168,750	120%	$202,500
Edward S. Ahn, Ph.D.**	$164,165	n/a	n/a
*	For Mr. Loerop, his initial offer letter with the Company provided that any bonus payment paid for 2019 would not be prorated based on his date of hire.
**	Dr. Ahn’s employment with the Company ended on July 5, 2019. As a result, no bonus was paid to Dr. Ahn for 2019.

Equity-Based Grants

The third principal component of our compensation policy for executive officers consists of grants under our equity incentive plan, which are generally provided to our NEOs to align their interests with those of our stockholders, to motivate attainment of our long-term strategic vision, and for retention purposes. Under our equity compensation plan, NEOs may be granted stock options or other forms of equity securities, including stock appreciation rights, restricted stock awards and units, and performance-based equity awards. Equity awards are approved at a regularly-scheduled Compensation Committee meeting, generally during the first quarter of each year given the meeting’s proximity to the beginning of the performance period for performance-based awards, and generally granted effective on the third full business day following our announcement of financial and business results for the completed prior fiscal year. During 2019, we implemented a deferred stock program that allows our directors and executives, at their discretion, to defer settlement of restricted units granted to them for grants of RSUs starting in 2020. We implemented this program to remain competitive with market practices and to encourage our NEO’s to hold shares of our common stock, thereby aligning their long-term incentives with those of our stockholders.

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The amount and form of equity-based grants each year are determined by the Compensation Committee using its informed judgment and taking into account company performance, competitive practices, median total compensation levels at the company’s peers, past and expected individual performance achievements, past and expected contributions to overall company performance, and the need to attract and retain talented executives who can drive and implement our growth and operational excellence strategies. Based on the foregoing principles, the Compensation Committee determined that Mr. Darling’s prior equity-based compensation grants were below market levels. Consequently, Mr. Darling’s 2019 equity-based grants include an additional number of shares intended as a “catch-up” to account for this determination. For the last several years, the Compensation Committee has increasingly used performance-based equity awards, and, on January 29, 2019, the Compensation Committee approved grants, effective February 26, 2019, with a ratio of time-based to performance-based awards of 1:1. For 2019, the Compensation Committee awarded the NEOs a balanced mix of time-vesting and performance-based restricted stock units, or RSUs, as follows

2019 Restricted Stock Unit Grants

Name	Time-Vesting RSUs (# of shares)	Performance-Based RSUs (# of shares at target)
Joseph G. Darling	63,000	63,000
Sylvia Cheung	9,000	9,000
Thomas Finnerty	9,000	9,000
James Loerop*	9,000	9,000
Edward S. Ahn, Ph.D.	4,500	4,500
*	Mr. Loerop received a stock option award of 27,000 common stock options upon his commencement of his employment on July 8, 2019.

2019 Time-Based RSUs

The restricted stock units were granted in accordance with our 2017 Omnibus Incentive Plan, or the Plan. Each award vests in three equal annual installments beginning one year from the effective date of grant, February 26, 2019. Except for the award to Mr. Darling, each award was granted on our standard form under the Plan. With respect to Mr. Darling’s award, the first installment of stock units, if and once vested, was to be settled upon the earlier of Mr. Darling’s “separation from service” as defined in the Plan, death, disability, or change in control as defined in the Plan. The remainder of the terms in Mr. Darling’s award aligned to our standard form under the Plan.

2019 Performance-Based RSUs

The performance-based restricted stock units, or PSUs, were approved at a target level, but will be earned based upon the achievement of three performance metrics. The performance metrics for each NEO are identical. In order to receive shares that are earned based on performance, the PSUs generally require continued employment through the date on which performance is measured against the stated metrics, which will occur after our independent public accounting firm renders its opinion on our fiscal year 2021 financial results. The first performance metric accounts for 30% of the target award level and relates to successfully launching TACTOSET via our newly-implemented U.S. hybrid commercial model, which metric we completed successfully during the third quarter of 2019. The second metric accounts for 55% of the target award level and ratably measures our vitality index during the performance period. This aligns to our publicly-stated goal of achieving a 25% vitality index by the end of fiscal year 2021. We define vitality index as recognized revenue from products launched or acquired after January 1, 2019 as a percentage of total recognized revenue in fiscal year 2021. The third metric accounts for 15% of the target award level and ratably measures our adjusted fiscal year 2021 EBITDA margin, a measure routinely used by management and our Board of Directors to evaluate our operating effectiveness, against a pre-set target. We define adjusted EBITDA margin as GAAP operating income, excluding any extraordinary one-time charges, plus depreciation, amortization and stock-based compensation amortization expenses divided by total revenue. The maximum possible payout under the 2019 PSUs is 135% of the target shares set forth in the table above.

These 2019 equity grants are shown in the Summary Compensation Table under the “Stock Awards,” and for Mr. Loerop “Option Awards,” columns, and additional details are included in the Grants of Plan-Based Awards Table.

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2018 Performance-Based Stock Options

The performance-based stock options granted in 2018 were eligible to be earned based on a combination of our 2018 net income results and achievement of specified business milestones unique to each individual NEO. Based on the Board’s review of the business and our 2018 budget, the Compensation Committee set a net income results target of $18.6 million with a maximum award threshold of 150% targeted at $20.5 million. Awards were prorated from 100% to 150% for achievement of net income results between the target and maximum threshold amounts. In 2019, the Compensation Committee determined that, for the 2018 performance-based stock options, the company ultimately achieved net income results of $18.7 million. For each of Mr. Darling, Ms. Cheung, Dr. Ahn, and Mr. Hague, 50% of the overall targeted award was associated with net income results. For Mr. Finnerty, 60% of the overall targeted award was associated with net income results. With respect to specified individual business milestones, approximately 50% of the aggregate shares associated with such milestones were associated with activities linked to the approval or potential commercial launch of Cingal, each of which was mooted by the results of the second Cingal Phase III trial publicly announced in June 2018. An additional 30% were linked to financial metrics directly impacted by the voluntary, non-safety related recall of certain HYAFF-based products, and the remainder was associated with business development activities, systems implementation, and employee turnover rate. Dr. Ahn was the only individual who met a specified personal milestone, which was associated with 10% of his targeted award (and 1.8% of the overall group’s targeted shares) and required that he formulate a business development strategic plan. Please see the table below for share amounts earned with respect to performance awards:

Name	Stock Option Target	% Achieved	Stock Options Granted
Joseph G. Darling	14,300	53.2%	7,609
Sylvia Cheung	14,300	53.2%	7,609
Edward Ahn, Ph.D.	8,900	63.2%	5,625
Thomas Finnerty	4,500	63.9%	2,873
Richard Hague	7,100	53.2%	3,777

Other Compensation Matters

Employment and Executive Retention Agreements Effective at December 31, 2019

Effective April 9, 2019, the employment agreements of Mr. Darling and Ms. Cheung were amended, and the Company entered into “Executive Retention Agreements” with each of the other NEOs (excepting Mr. Loerop, who executed his agreement upon joining the Company). While the NEOs remain employed at-will, these agreements are intended to provide market-level severance compensation to be competitive with our group of comparable companies and to promote retention. We believe that these agreements are fair to the executives and to our stockholders because they provide relatively modest severance in exchange for the restrictive covenants that help protect our company. These restrictive covenants include standard non-competition, non-solicitation, non-disparagement, and confidentiality restrictions. The agreements are discussed in connection with the Potential Payments Upon Termination or Change in Control table on page 48 below.

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Each agreement also provides for severance benefits that may be triggered by an involuntary termination of employment by us without “cause” or by the executive for “good reason” (as defined in each agreement). The level of severance benefits depends on whether the involuntary termination occurs during or outside of a change in control protected period that runs from three months before until 12 months after a change in control. In addition, the agreements provide for full vesting of outstanding equity awards upon a qualifying termination occurring during the period from three months before until 12 months after a change in control for awards granted after January 29, 2019. Awards granted prior to January 29, 2019 will continue to vest in full upon the occurrence of a change in control in accordance with the award terms. If “golden parachute” excise taxes would be triggered by payments due in connection with termination during a change in control protected period, the agreements provide for a cut-back in the payments to avoid the excise tax, if the cut-back would result in a greater after-tax benefit to the executive.

For the purposes of these agreements, “cause” is generally defined as (a) neglect of duties, (b) willful misconduct or gross negligence, (c) embezzlement, fraud or violation of company policies, (d) disclosure of a trade secret or other confidential information, (e) inducement of a customer to break a contract, (f) inducement of an inventor or potential investor to break a contract to invest or decline to invest in the company, (g) conviction of a felony associated with financial impropriety, or (h) failure to perform in a material respect without proper cause. “Good reason” is generally defined as (a) a material diminution in responsibilities, (b) a material diminution in compensation (except as part of an across-the-board diminution to all executive employees), (c) a material change to the geographic location where the executive is expected to provide services, or (d) material breach of the agreement by the company. “Change in control” is defined as (a) a person becoming the beneficial owner of more than 50% of the company’s voting securities (except as a result of an acquisition of securities directly from the company), (b) a majority of the members of the board being replaced in a twelve month period or at two consecutive annual stockholder meetings, whichever is longer, or (c) an acquisition of control of the company or substantially all of its assets.

The following summarizes the severance benefits provided to the NEOs as of December 31, 2019:

Trigger	Type of Severance	Mr. Darling	Ms. Cheung	Other NEOs
Termination without cause or with good reason, not in connection with a change in control	Cash severance	1.5x salary plus target bonus	12 months of salary plus target bonus	12 months’ salary
	Health benefits	18 months at active employee rates	12 months at active employee rates	12 months at active employee rates
Termination without cause or with good reason, within 3 months before or 12 months after a change in control	Cash severance	2x salary plus target bonus	1.5x salary plus target bonus	12 months’ salary plus target bonus
	Health benefits	24 months at active employee rates	18 months at active employee rates	12 months at active employee rates

In addition, in accordance with the terms of Mr. Darling’s employment agreement, if Mr. Darling’s employment is terminated “without cause” or Mr. Darling terminates his employment with us for “good reason,” all of his outstanding equity awards will immediately vest and become non-forfeitable. All outstanding awards remain exercisable until eighteen months after the date of his termination or, if earlier, the original ten-year expiration date.

The Death of Mr. Darling and the Appointment of Dr. Blanchard

Mr. Darling unexpectedly passed away on January 29, 2020. At the time of his passing, the Compensation Committee had previously determined his bonus for his excellent service to the company in 2019 at 150% of target, or $764,363. In addition, the Compensation Committee had also determined that Mr. Darling’s base salary would be increased to $650,000 for fiscal year 2020. Mr. Darling’s bonus and salary through January 29, 2020 were paid to his estate. In accordance with the terms of the Anika Therapeutics, Inc. 2017 Omnibus Incentive Plan, as amended, and Mr. Darling’s employment agreement with the Company, all of Mr. Darling’s unvested stock option, restricted stock, and restricted stock unit awards were forfeited as of the date of his passing. Vested, but unexercised, stock options will remain exercisable for one year.

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Following Mr. Darling’s passing, our Board of Directors briefly activated an interim Office of the President to provide leadership and oversight of day-to-day affairs before appointing Dr. Blanchard as our interim Chief Executive Officer effective February 10, 2020. Dr. Blanchard was appointed our President and Chief Executive Officer effective April 26, 2020. In connection with Dr. Blanchard’s transition to President and Chief Executive Officer, the Company and Dr. Blanchard entered into an employment agreement effective as of April 23, 2020 (the “Agreement”). The Agreement has an initial term of April 26, 2020 through December 31, 2021, which automatically renews for successive 1-year periods unless either party elects nonrenewal in accordance with the Agreement. The Agreement provides for an annual base salary of $625,000 and a target annual bonus opportunity equal to 85% percent of annual base salary. In addition, the Agreement provides for the following equity awards: (i) a time-based restricted stock unit grant covering 73,726 shares, eligible to vest over three years; (ii) a performance-based restricted stock unit grant covering 80,620 shares at target, eligible to vest as to 150% of the target shares on February 25, 2023 pursuant to the Company’s 2020 performance measures for performance-based restricted stock units; (iii) a time-based stock option grant covering 104,638 shares, eligible to vest over three years; and (iv) a performance-based stock option grant covering 104,638 shares at target, eligible to vest as to 150% of the target shares based on the Company’s total shareholder return relative to a comparison group of companies set forth in the Agreement through December 31, 2022. In each case, vesting generally requires Dr. Blanchard’s continued employment through the relevant vesting date. The Agreement provides for (i) reimbursement of reasonable business expenses, (ii) reimbursement of up to $10,000 in legal fees incurred by Dr. Blanchard in connection with the Agreement, (iii) participation in the Company’s benefit plans and (iv) 30 paid vacation days per year. Under the Agreement, if Dr. Blanchard’s employment is terminated due to death, disability (as defined in the Agreement), by the Company without “cause” (as defined in the Agreement and including the Company’s nonrenewal of the term of the Agreement), or by Dr. Blanchard for “good reason” (as defined in the Agreement), Dr. Blanchard would become entitled to (i) 18 months of base salary, (ii) continued payment of Company premiums under the Company’s benefit plans for 18 months and (iii) if such termination is not due to disability and occurs prior to December 31, 2021, pro rata vesting of the time-based restricted stock unit grant and the time-based option grant described above. Notwithstanding the foregoing, if such a termination without cause or for good reason occurs within 3 months prior to or 12 months after a change in control (as defined in the Agreement), Dr. Blanchard would become entitled to (i) 2 times the sum of her base salary and her target annual bonus, (ii) continued payment of Company premiums under the Company’s benefit plans for 18 months and (iii) vesting of her equity awards based on assumptions set forth in the Agreement. Any such severance benefits under the Agreement are contingent on Dr. Blanchard entering into and not revoking a general release of claims in favor of the Company, its affiliates and its service providers. Finally, the Agreement contains customary covenants related to non-competition and non-solicitation for 12 months following termination of employment, as well as customary covenants related to confidentiality, inventions and intellectual property rights.

Other Compensation

The NEOs are eligible to participate in our health and welfare programs, 401(k) plan, and other benefit programs on the same basis as other employees.

Deductibility of Executive Compensation and Accounting Considerations

Internal Revenue Code Section 162(m) limits the deductibility of compensation in excess of $1 million paid to any one NEO in any calendar year. Under the tax rules in effect before 2018, compensation that qualified as “performance-based” under Section 162(m) was deductible without regard to this $1 million limit. In 2017 and prior years, the Compensation Committee granted stock options under our equity incentive plans that were intended to qualify for this performance-based compensation exception. However, the Tax Cuts and Jobs Act, which was signed into law December 22, 2017, eliminated this performance-based compensation exception effective January 1, 2018, subject to a special rule that “grandfathers” certain awards and arrangements that were in effect on or before November 2, 2017. As a result, compensation that is paid on or after January 1, 2018 may not be fully deductible, depending on the application of the special grandfather rules. Moreover, from and after January 1, 2018, compensation awarded in excess of $1 million to our NEOs generally will not be deductible. While the Tax Cuts and Jobs Act will limit the deductibility of compensation paid to the NEOs, the Compensation Committee will—consistent with its past practice—design compensation programs that are intended to be in the best long-term interests of the Company and its stockholders, with deductibility of compensation being one of a variety of considerations taken into account. The company takes into account certain requirements of GAAP in determining NEO compensation as one of a variety of considerations taken into account.

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Role of Management in Determining Compensation

The Compensation Committee, comprised entirely of independent members of our Board of Directors, is responsible for establishing and implementing our executive compensation philosophy and for ensuring that the total compensation paid to our NEOs and other executives is fair, competitive and motivates high performance. The Compensation Committee is solely responsible for compensation decisions regarding our CEO. When making compensation recommendations for NEOs other than the CEO, the Compensation Committee expects to seek and consider the advice and counsel of the CEO, given his or her direct day-to-day working relationship with those executives. Taking this feedback into consideration, the Compensation Committee will engage in discussions and makes final determinations related to compensation paid to the NEOs.

Risk Considerations in Our Compensation Programs.

The Compensation Committee believes that risks arising from our policies and practices for compensating employees are not reasonably likely to have a material adverse effect on our company.

Compensation Clawback

All awards, amounts or benefits received or outstanding under the company’s 2017 Omnibus Incentive Plan by the NEOs are subject to clawback, cancellation, recoupment, rescission, payback, reduction or other similar action in accordance with the terms of any clawback or similar policy or any applicable law related to such actions, as may be in effect from time to time.

Prohibition on Hedging, Pledging, and Short Sales

The Company’s insider trading policy prohibits the NEOs from hedging or pledging of the Company’s stock.

Stock Retention Guidelines

The Company’s stock retention guidelines generally require each NEO to beneficially own certain amounts of our common stock. Generally, these guidelines require the Chief Executive Officer to beneficially own, at a minimum, either (a) 50,000 outstanding shares of common stock or (b) a number of shares (or vested share equivalents) of common stock having a market value equal to three times the amount of his or her base salary and they require any other NEO to beneficially own, at a minimum, either (a) 10,000 outstanding shares of common stock or (b) a number of shares (or vested share equivalents) of common stock having a market value equal to the amount of his or her base salary. Any individual initially elected as an executive officer after September 30, 2014 has five years to achieve compliance. Each NEO is currently in compliance, or within the five-year grace period.

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Compensation Committee Report

The Compensation Committee of the Board of Directors of Anika Therapeutics, Inc. has reviewed and discussed with the management of Anika Therapeutics, Inc. the section entitled “Compensation Discussion and Analysis” contained in this Proxy Statement. Based on its review and discussions with management, the Compensation Committee recommended to the Board that the section entitled “Compensation Discussion and Analysis” be included in this Proxy Statement for the 2020 Annual Meeting of Stockholders. This report is submitted by the following independent directors who comprise the Compensation Committee:

Joseph L. Bower, Chairperson	Glenn R. Larsen	Jeffery S. Thompson	Susan N. Vogt

THE FOREGOING REPORT SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES EXCHANGE ACT OF 1934 BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT, EXCEPT TO THE EXTENT THAT ANIKA THERAPEUTICS, INC. SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

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Executive Compensation

Summary Compensation Table

The following table summarizes the compensation information in respect of our NEOs for the year ended December 31, 2019.

Name and Principal Position	Year	Salary (1)		Bonus (2)	Option Awards (3)		Stock Awards (3)		All Other Compensation (4)		Total
Joseph G. Darling(5)	2019	$599,500		$764,363	$-		$4,098,780		$127,539	(10)	$5,590,182
President and Chief	2018	$523,462	(5)	$412,500	$728,335		$399,998	(9)	$105,892	(11)	$2,170,187
Executive Officer	2017	$181,987		$93,990	$750,281	(8)	$749,960	(8)	$5,993	(12)	$1,782,212
Sylvia Cheung	2019	$392,094		$220,553	$-		$585,540		$20,680		$1,218,867
Chief Financial Officer	2018	$371,653		$167,244	$728,335		$-		$19,970		$1,287,202
	2017	$359,085		$185,827	$709,054		$-		$18,720		$1,272,686
Thomas Finnerty	2019	$341,550		$184,437	$-		$585,540		$24,352		$1,135,879
EVP of Human Resources	2018	$330,000		$118,800	$285,831		$-		$24,002		$758,633
	2017	$44,423		$-	$301,451		$367,812		$2,508		$716,194
James Loerop(6)	2019	$165,865	(6)	$202,500	$377,772		$732,060		$1,429	(13)	$1,479,626
EVP of Business Development		$-		$-	$-		$-		$-
and Strategic Planning		$-		$-	$-		$-		$-
Edward S. Ahn, Ph.D.(7)	2019	$202,628	(7)	$-	$-		$292,770		$184,044	(14)	$679,442
Chief Technology and	2018	$357,660		$80,474	$455,126		$-		$20,330		$913,590
Strategy Officer	2017	$347,243		$125,007	$599,331		$-		$19,080		$1,090,662

(1)	The amounts in this column represent the annual base salary approved for the executive by the Board of Directors prorated based on employment dates during the indicated year.
(2)	The amounts in this column represent discretionary cash bonuses earned in the indicated year but paid in January or February of the following year.
(3)	The amounts in this column reflect the grant date fair value computed with respect to the equity awards issued during the indicated year in accordance with ASC Topic 718. See the information appearing in Note 13 to our consolidated financial statements included as part of our Annual Report on Form 10-K for the year ended December 31, 2018 for certain assumptions made in the valuation of stock and option awards. The Board granted equity awards on February 26, 2019, January 24, 2018, and January 27, 2017, respectively. Awards granted in 2018, 2016, and 2015 vest ratably over 4 years beginning one year from the date of grant, while awards granted in 2019 and 2017 vest ratably over 3 years beginning one year from the date of grant. For 2019 performance-based restricted stock units and 2018 performance-based stock options, the fair value on the date of grant was determined at the “target” or 100% attainment level. If the fair value of the 2019 performance-based restricted stock units had been determined at the “maximum” or 135% attainment level, the awards would have been valued at $2,766,677 for Mr. Darling, $395,240 for Ms. Cheung and Mr. Finnerty, $494,141 for Mr. Loerop, and $197,620 for Dr. Ahn. These values would represent incremental increases over the amounts set forth in this column of $717,287, $102,470, $128,111, and $51,235, respectively. Please see the table in the section captioned “Option Grants and Plan Awards in 2019” for additional information.
(4)	Unless otherwise noted, these amounts constitute group term life insurance premiums and matching contributions to our Employee Savings and Retirement Plan (401(k) plan).
(5)	Mr. Darling was hired as our President on July 27, 2017 and his 2017 base salary represents his prorated salary for 2017. On March 9, 2018, Mr. Darling was appointed as our President and Chief Executive Officer, and he became one of our directors. On this date, Mr. Darling’s base salary was increased from $440,000 to $550,000. Mr. Darling’s 2018 salary is comprised of his base salary as President prorated from January 1, 2018 to March 8, 2018 and his base salary as Chief Executive Officer and President prorated from March 9, 2018 to December 31, 2018.
(6)	As noted elsewhere in this proxy statement, Mr. Loerop was hired as our Executive Vice President of Business Development and Strategic Planning on July 8, 2019 and his 2019 base salary represents his prorated salary for 2017.
(7)	As noted elsewhere in this proxy statement, Dr. Ahn’s employment as Chief Technology and Strategy Officer ended effective July 5, 2019, and his 2019 base salary represents the salary he earned prior to the end of his employment.
(8)	Upon the commencement of Mr. Darling’s employment with the company, his employment agreement provided for two new hire equity grants with a total grant date value of $1,500,000, provided 50% as stock options and 50% as shares of restricted stock, each vesting annually over three years following grant.
(9)	Upon the appointment of Mr. Darling as our Chief Executive Officer on March 8, 2018,, his amended employment agreement provided for a one-time equity grant with a total grant date value of $400,000, provided 25% as shares of restricted stock vesting upon grant and 75% as shares of restricted stock vesting annually over three years following the grant.
(10)	This amount includes $100,000 of unallocated housing allowance and $3,187 for attorney fees associated with negotiation and drafting of the second amendment to Mr. Darling’s employment agreement reimbursed by the Company.
(11)	This amount includes $56,859 of relocation expenses and $25,031 of related tax gross-up payments provided to Mr. Darling in 2018 in accordance with the terms of the Employment Agreement Amendment we entered with Mr. Darling on March 9, 2018.
(12)	This amount includes $3,982 of relocation expense provided to Mr. Darling in 2017 in accordance with the terms of the Employment Agreement we entered with Mr. Darling on July 27, 2017.
(13)	Mr. Loerop did not receive any matching contributions to our Employee Savings and Retirement Plan (401(k) plan).
(14)	This amount includes payment of $2,461 for accrued vacation time and $161,360 in severance payments pursuant to Dr. Ahn’s Separation Agreement with us dated July 8, 2019.

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Option Grants and Plan Awards in 2019

The following table sets forth each grant of equity awards made to the NEOs during the year ended December 31, 2019. All such equity awards vest over a three-year period commencing on the first anniversary of the grant date, except for performance-based equity awards which vest on the performance measurement date.

		Estimated future payouts under equity incentive plan awards				Stock Awards: Number of shares of stock or	All Other Option Awards: Number of shares underlying	Exercise Price or Base of Equity	Grant Date Fair Value of
Name	Grant Date	Threshold	Target	Maximum		units	awards	Awards (1)	Awards (2)
Joseph G. Darling	February 26, 2019	4,725	63,000	85,050	(3)	-	-	$32.53	$2,049,390
	February 26, 2019					63,000		$32.53	$2,049,390
Sylvia Cheung	February 26, 2019	675	9,000	12,150	(3)	-	-	$32.53	$292,770
	February 26, 2019					9,000	-	$32.53	$292,770
Thomas Finnerty	February 26, 2019	675	9,000	12,150	(3)	-	-	$32.53	$292,770
	February 26, 2019					9,000	-	$32.53	$292,770
James Loerop	July 8, 2019	675	9,000	12,150	(3)	-	-	$40.67	$366,030
	July 8, 2019					9,000	-	$40.67	$366,030
	July 8, 2019					-	27,000	$40.67	$377,772
Edward S. Ahn, Ph.D.	February 26, 2019	338	4,500	6,075	(3)	-	-	$32.53	$146,385
	February 26, 2019					4,500	-	$32.53	$146,385

(1)	The exercise price or base price of each award equals the grant date closing stock price, as reported on the NASDAQ stock exchange.
(2)	This column represents the full grant date fair value of stock options and restricted stock under ASC 718 granted to each of the NEOs in the fiscal year ended December 31, 2019. Generally, the full grant date fair value is the amount that we will expense in our financial statements over the award’s vesting period. For restricted stock and performance-based restricted stock, fair value was calculated using the closing price of our common stock on the grant date. For stock options, fair value was calculated using the Black-Scholes value on the grant date. See the information appearing in Note 13 to our consolidated financial statements included as part of our Annual Report on Form 10-K for the year ended December 31, 2019 for certain assumptions made in the valuation of these awards.
(3)	These amounts represent performance-based restricted stock units granted by the Board on February 26, 2019, except for Mr. Loerop, who’s award was granted on July 8, 2019 in connection with the commencement of his employment. The “Threshold” is equal to 7.5% of the target, and the “Maximum” is equal to 135% of the target. The performance measurement date for these awards shall be the date on which the Compensation Committee of the Board of Directors reviews the Company’s financial and business achievements for the fiscal year ending December 31, 2021, including the Company’s audited financial statements for such period, and determines and specifies, at the Compensation Committee’s sole discretion, the percentage of the shares that have been earned by each individual NEO.

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Outstanding Equity Awards at December 31, 2019

The following table provides information on the holdings of outstanding stock options and unvested stock awards held by the NEOs as of December 31, 2019.

	Option Awards					Stock Awards
									Equity Incentive Plan Awards

Name	Number of	Number of		Option	Option	Number		Market	Number of	Market or Payout
	Securities	Securities		Exercise	Expiration	of		Value of	Unearned and	Value of Unearned
	Underlying	Underlying		Price	Date	Unvested		Unvested	Unvested Shares,	and Unvested
	Exercisable	Unexercisable				Shares or		Shares or	Units, or Other	Shares, Units,
	Options (1)	Options (1)				Units of Stock (1)		Units of Stock (2)	Rights	or Other Rights
Joesph G. Darling	-	-		-		126,000	(*)	$6,533,100	-	$-
	-	-		-		3,738		$193,815	-	$-
	7,252	21,757		$61.47	1/24/2028	-		$-	-	$-
	27,739	13,870		$51.70	7/27/2027	4,835		$250,695	-	$-
Total	34,991	35,627				134,573		$6,977,610

Sylvia Cheung	-	-		-		18,000	(*)	$933,300	-	$-
	7,252	21,757		$61.47	1/24/2028	-		$-	-	$-
	24,192	12,096	(*)	$50.13	1/27/2027	-		$-	-	$-
	22,350	7,450		$38.11	2/4/2026	1,975		$102,404	-	$-
	21,624	-		$39.69	2/3/2025	-		$-	-	$-
	13,800	-		$32.02	1/27/2024	-		$-	-	$-
	45,000	-		$10.87	1/29/2023	-		$-	-	$-
	15,000	-		$9.10	1/25/2022	-		$-	-	$-
	20,000	-	(*)	$6.99	6/7/2021	-		$-	-	$-
	25,000	-		$6.98	1/18/2021	-		$-	-	$-
Total	194,218	41,303				$19,975		$1,035,704

Thomas Finnerty						18,000	(*)	$933,300	-	$-
	2,393	7,180		$61.47	1/24/2028	-		$-	-	$-
	11,333	5,667	(*)	$54.09	10/30/2027	2,267		$117,544	-	$-
Total	13,726	12,847				20,267		$1,050,844

James Loerop	-	27,000	(*)	$40.67	7/8/2029	18,000	(*)	$933,300	-	$-
Total	-	27,000				18,000		$933,300

Edward S. Ahn, Ph.D. (3)	-	-		$-		-		$-	-	$-
Total	-	-				-		$-

(1)	Vesting of equity awards commences on the first anniversary of the grant date and continues on each subsequent grant date anniversary until the equity award is fully vested, except as otherwise noted below. Except for those equity awards noted by an asterisk (*), which are subject to a three-year vesting period, all equity awards are subject to a four-year vesting period, in each case subject to the holder’s continued employment with us. The expiration date of each equity award is ten years after its grant date.
(2)	Based on the closing price of our common stock on the NASDAQ stock exchange on December 31, 2019 ($51.85) per share.
(3)	As noted elsewhere in this proxy statement, Dr. Ahn’s employment as Chief Technology and Strategy Officer ended effective July 5, 2019, and he had no outstanding equity awards as of December 31, 2019.

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2019 Equity Award Exercises and Stock Vested

The following table provides information regarding options and SAR’s exercised and stock awards vested for the NEOs during the year ended December 31, 2019.

	Option and SARs Awards			Stock Awards
Name	Number of Shares Acquired on Exercise		Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Joseph G. Darling	-		$-	6,705	$327,394
Sylvia Cheung	31,319	(1)	$1,894,173	3,644	$138,619
Thomas Finnerty	-		$-	2,266	$157,872
James Loerop	-		$-	-	$-
Edward Ahn	85,867		$939,910	1,975	$75,248

(1)	On November 6, 2019, Ms. Cheung exercised 35,000 Stock Appreciation Rights (SARs) previously granted on January 26, 2010, of which 3,681 shares were utilized to cover the exercise price of the SARs.

Potential Payments Upon Termination or Change in Control

Our President and Chief Executive Officer, Chief Financial Officer, and our other NEOs have certain termination or change in control benefits described in the Compensation Discussion and Analysis sections captioned “Other Compensation Matters – Employment Agreements.” The following table provides estimates of the potential payments and other post-termination benefits these individuals would receive assuming a change in control occurred and/or their employment was terminated as of December 31, 2019:

Name		Termination Without Cause	Termination Upon Change in Control (1) (2)	Change in Control Without Termination or Death or Disability (1) (3)
Joseph G. Darling	Salary Continuation	$899,250	$1,199,000	$-
	Additional Cash Payment	764,363	1,019,150	-
	Equity Awards Vesting	6,983,851	6,983,851	-
	Health Care Benefits	30,232	37,208	-
		$8,677,696	$9,239,210	$-

Sylvia Cheung	Salary Continuation	$371,653	$557,480	$-
	Additional Cash Payment	167,244	250,866	-
	Equity Awards Vesting	-	6,548,473	-
	Health Care Benefits	20,154	30,232	-
		$559,051	$7,387,050	$-

Thomas Finnerty	Salary Continuation	$330,000	$330,000	$-
	Additional Cash Payment	-	148,500	-
	Equity Awards Vesting	-	1,050,844	-
	Health Care Benefits	20,154	20,154	-
		$350,154	$1,549,498	$-

James Loerop	Salary Continuation	$375,000	$375,000	$-
	Additional Cash Payment	-	168,750	-
	Equity Awards Vesting	-	1,235,160	-
	Health Care Benefits	15,629	15,629	-
		$390,629	$1,794,539	$-

Edward S. Ahn, Ph.D.(4)	Salary Continuation	$-	$-	$-
	Additional Cash Payment	-	-	-
	Equity Awards Vesting	-	-	-
	Health Care Benefits	-	-	-
		$-	$-	$-

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(1)	The indicated values for the accelerated vesting of stock options reflect the number of equity award shares that would vest on an accelerated basis, multiplied by the excess, if any, of the $51.85 closing price for our common stock as reported by NASDAQ on December 31, 2019 over the applicable exercise price for each option or SAR. This calculation assumes equity awards with an exercise price higher than the closing price of our common stock on December 31, 2019 will not be exercised.
(2)	According to the terms of the Employment Agreements with our Chief Executive Officer and President and our Chief Financial Officer, all payments otherwise due to Ms. Cheung or Mr. Darling would have been subject to a modified economic cutback.
(3)	According to the terms of Mr. Darling’s employment agreement as in place at December 31, 2019, if Mr. Darling’s employment is terminated “without cause” or Mr. Darling terminates his employment with us for “good reason” (each as defined in the employment agreement), his initial, new-hire grant of restricted award shall vest and become non-forfeitable with respect to the shares eligible to vest as of the next applicable vesting date after the date of termination.
(4)	As noted elsewhere in this proxy statement, Dr. Ahn’s employment with the company ended July 5, 2019.
(5)	This table reflects the terms of the current agreements with the NEOs as discussed on page 40 in the Compensation Discussion and Analysis as the result of amendments to employment agreements and agreements executed during 2019.

CEO Pay Ratio

As required by applicable SEC rules, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. Darling, our year-end Chief Executive Officer or CEO.

For 2019, our last completed fiscal year:

•	the median of the annual total compensation of all our employees (other than our CEO) was $97,018; and

•	the annual total compensation of our CEO, for the purposes of this disclosure, was $ 5,590,182.

Based on this information, for 2019 the ratio of the annual total compensation of Mr. Darling, our year-end Chief Executive Officer, to the median of the annual total compensation of all our employees was 58 to 1.

We took the following steps to identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our CEO.

1.	We determined that, as of December 31, 2019, our employee population consisted of 153 individuals. This population consisted of our full-time, part-time, and temporary employees employed with us as of the determination date.

2.	To identify the “median employee” from our employee population, we aggregated for each applicable employee, other than our CEO, (a) annual base salary (or hourly rate multiplied by estimated work schedule, for hourly employees), (b) the bonus amount earned for 2019, which was paid out in early 2020, and (c) the grant date fair value of equity granted in 2019. Once aggregated, we ranked this compensation measure for our employees from lowest to highest and selected the median employee.

3.	For the annual total compensation of our median employee, we identified and calculated the elements of that employee’s compensation for 2019 in accordance with the requirements of Item 402(c)(2)(x), resulting in annual total compensation of $97,018.

The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. The SEC rules for identifying the median-compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

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Director Compensation

Cash Compensation

For 2019, each of our non-employee directors was entitled to annual retainers per the following schedule, with such amounts to be prorated based on the actual number of days served if a director’s service to us ended prior to the end of 2019:

Compensation Element	2019 Cash Compensation
Board of Directors
Lead Director Retainer	$75,000
Other Directors Retainer	$50,000
Audit Committee
Committee Chair Retainer	$20,000
Other Committee Members Retainer	$10,000
Compensation Committee
Committee Chair Retainer	$15,000
Other Committee Members Retainer	$7,500
Governance and Nominating Committee
Committee Chair Retainer	$10,000
Other Committee Members Retainer	$5,000

Equity Compensation

The Board of Directors approved a grant of 3,842 restricted stock units to each non-employee director, valued at $124,980 under our equity compensation plan, based on the fair market value of our common stock on February 26, 2019, the date of grant for the existing directors. The restricted stock units granted to each non-employee director in 2019 vested in one installment one year from the date of grant. Each non-employee director is eligible for an annual equity award grant with a value and vesting provisions as may be determined by the Board based on their review of our compensation policies and general compensation trends.

The following table summarizes the compensation we paid to non-employee directors for 2019.

					Aggregate Number of Shares Outstanding
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($)	Total ($)	Options	Restricted Stock Units
Cheryl R. Blanchard	62,500	124,980	-	187,480	-	3,842
Joseph L. Bower	100,000	124,980	-	224,980	-	3,842
Raymond J. Land	75,000	124,980	-	199,980	-	3,842
Glenn R. Larsen, Ph.D.	62,500	124,980	-	187,480	-	3,842
Jeffery S. Thompson (2)	76,389	124,980	-	201,369	-	3,842
Susan N. Vogt	60,000	124,980	-	184,980	-	3,842
Steven E. Wheeler (3)	7,313	-	-	7,313	-	-

(1)	An amount of 3,842 restricted stock units were awarded per director on February 26, 2019, based on the closing price of $32.53 per share, and which vest in their totality on February 26, 2020. The amounts in this column reflect the grant date fair value computed with respect to the restricted stock units, made during the indicated year in accordance with ASC Topic 718. See the information appearing in Note 13 to our consolidated financial statements included as part of our Annual Report on Form 10-K for the year ended December 31, 2019 for certain assumptions made in the valuation of these restricted stock unit awards.
(2)	Mr. Thompson joined, and became the chair of, the Governance and Nominating Company effective February 8, 2019.
(3)	Mr. Wheeler retired from the Board of Directors effective February 8, 2019.

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Director and Executive Officer Stock Retention Guidelines

Effective October 6, 2015, the Board of Directors adopted stock retention guidelines that generally require each of our directors and executive officers to beneficially own certain amounts of our common stock. We believe that ownership of shares of common stock by directors and executive officers helps align the financial interests of these individuals with the interests of stockholders, promotes sound corporate governance, and evidences a commitment to our company. These stock retention guidelines supersede the director stock retention guidelines previously adopted by the Board on April 22, 2015. Generally, these guidelines require each director to beneficially own, at a minimum, either (a) 3,000 outstanding shares of common stock or (b) a number of shares (or vested share equivalents) of common stock having a market value equal to three times the amount of our annual Board retainer for the non-lead or non-chairman directors. The minimum shareholding requirement became effective immediately, except that any director initially elected after January 1, 2015 has three years from the date of their election to achieve compliance. Compliance by each director will be reviewed annually by the Board’s Governance and Nominating Committee, which is authorized to approve exceptions upon a showing of serious hardship. A non-complying director must retain at least 75% of the shares (net of shares sold or offset to pay the exercise price and taxes) he or she subsequently acquires through exercise of equity grants, until he or she complies with the guidelines.

Generally, these guidelines require the Chief Executive Officer to beneficially own, at a minimum, either (a) 50,000 outstanding shares of common stock or (b) a number of shares (or vested share equivalents) of common stock having a market value equal to three times the amount of his or her base salary and they require any other executive officer to beneficially own, at a minimum, either (a) 10,000 outstanding shares of common stock or (b) a number of shares (or vested share equivalents) of common stock having a market value equal to the amount of his or her base salary. The minimum shareholding requirement became effective immediately, except that any individual initially elected as an executive officer after September 30, 2014 has five years to achieve compliance. Compliance by each executive officer will be reviewed annually by the Board’s Governance and Nominating Committee, which is authorized to approve exceptions upon a showing of serious hardship. A non-complying executive officer must retain at least 75% of the shares (net of shares sold or offset to pay the exercise price and taxes) he or she subsequently acquires through exercise of equity grants, until he or she complies with the guidelines.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee as of December 31, 2019 consisted of Dr. Bower, Dr. Blanchard, Dr. Larsen, and Mr. Thompson. None of these individuals is or formerly was an officer or employee of our company, nor have they engaged in any transactions involving our company that would require disclosure as a transaction with a related person. There are no Compensation Committee interlocks between our company and any other entity involving our or such entity’s executive officers or board members. When Dr. Blanchard became our interim Chief Executive Officer on February 10, 2020, she relinquished her role on the Compensation Committee.

During the fiscal year ended December 31, 2019, none of our executive officers served as: (1) a member of the Compensation Committee (or other committee of the Board of Directors performing equivalent functions or, in the absence of any such committee, the entire Board) of another entity, one of whose executive officers served on the Compensation Committee; (2) a director of another entity, one of whose executive officers served on the Compensation Committee; or (3) a member of the compensation committee (or other committee of the Board performing equivalent functions or, in the absence of any such committee, the entire Board) of another entity, one of whose executive officers served as a director on the Board.

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Equity Compensation Plan Information

The following table sets forth information concerning our equity compensation plan as of December 31, 2019.

Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, stock appreciation rights, performance shares and restricted stock units (1)	Weighted Average exercise price of outstanding options, stock appreciation rights, and performance shares	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	967,250	$41.65	1,728,869
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	967,250	$41.65	1,728,869

(1)	Excludes 12,816 shares of unvested restricted stock awards as of December 31, 2019.

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Proposal 2: Amendment of 2017 Omnibus Incentive Plan

On March 31, 2017, the Board of Directors, upon the recommendation of the Compensation Committee, adopted the Anika Therapeutics, Inc. 2017 Omnibus Incentive Plan, or the Original Plan, for officers, employees, non-employee directors and other key persons of Anika Therapeutics, Inc. and its subsidiaries, subject to the approval of our stockholders. Our stockholders approved the Original Plan at the 2017 Annual Meeting of Stockholders. On April 19, 2019, the Board, upon the recommendation of the Compensation Committee, approved the amendment of the Original Plan (or the First Amended Plan) to increase the number of shares of common stock reserved by 1,500,000, from 1,200,000 to 2,700,000 shares, subject to the approval of the amendment by our stockholders. Additionally, the Board approved certain clarifying amendments to the sections governing minimum vesting and tax withholding to facilitate plan administration. Our stockholders approved the First Amended Plan on June 18, 2019.

On April 23, 2020, the Board approved the amendment of the First Amended Plan to increase the number of shares of common stock reserved by 800,000, from 2,700,000 to 3,500,000 shares, subject to the approval of the amendment by our stockholders. The Board also approved an amendment to the First Amended Plan to allow for all 3,500,000 authorized under the plan to be issued as Incentive Stock Options under Section 422 of the Internal Revenue Code of 1986, or the Code. No other provisions of the First Amended Plan are proposed to be amended.

The Board recommends that stockholders approve the amendment to the First Amended Plan. The overall purposes of our Omnibus Incentive Plan, as amended (or the Second Amended Plan), continue to be to enhance our ability to attract and retain highly qualified officers, non-employee directors, key employees and consultants, and to motivate those service providers to serve us and to expend maximum effort to improve our business results and earnings, by providing to those service providers an opportunity to acquire or increase a direct proprietary interest in our operations and future success. In addition, our overall number of employees has increased substantially following our recent acquisitions of Parcus Medical, LLC and Arthrosurface, Incorporated, and we expect that the grant of equity awards will increase accordingly. The Second Amended Plan also will continue to allow us to promote greater ownership in our company by the service providers in order to align the service providers’ interests more closely with the interests of our stockholders. Stockholder approval of the amendment will also enable us to continue to grant awards that are designed to qualify for special tax treatment under the Code.

In the opinion of our Board, our future success depends in large part on our ability to maintain a competitive position in attracting, retaining and motivating key employees with experience and ability. Our Board believes that approval of the Second Amended Plan, including the authorization of the additional shares for issuance thereunder, is appropriate and in the best interests of our stockholders given our current expectations on hiring, the highly competitive environment in which we recruit and retain employees, and our historical burn rate. Our Compensation Committee will carefully consider all proposed grants under the Second Amended Plan. If the proposed Second Amended Plan is not approved by our stockholders, we currently anticipate that we will exhaust the 765,109 shares that remain available for issuance under the First Amended Plan by early to mid-2021 and such shares may be exhausted sooner depending on the pace of our hiring to support our growth. The inability to make competitive equity awards to attract and retain talented employees in a highly competitive market could have an adverse impact on our business.

Shares Subject to the Plan

The following table summarizes information regarding awards outstanding and shares of our Common Stock remaining available for grant under the First Amended Plan as of the April 28, 2020:

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Stock Options Outstanding	1,076,569
Weighted Average Exercise Price of Stock Options Outstanding	$39.92
Weighted Average Remaining Term of Stock Options Outstanding	7.70 years
Full Value Awards Outstanding (RSAs, RSUs and PSUs)	422,470
Shares Available for Grant under the First Amended Plan*	765,109

* The Second Amended Plan will continue to employ a “fungible” plan design that assigns a higher cost to “full-value” awards (all awards other than stock options and stock appreciation rights) by reducing the share pool on a greater than one-for-one basis when full-value shares are granted. Consistent with the First Amended Plan, we have maintained a fungible rate of 2.0 common shares per full-value award in the Amended Plan.

The number of shares remaining available for grant under the First Amended Plan as noted in the previous table differs from those reported as of December 31, 2019 because that information does not take into account year-to-date grants during 2020 for the 2019 performance year or for new-hires started after January 1, 2020. Information regarding the number of shares remaining available for grant as required by SEC disclosure rules are discussed in detail under “Equity Compensation Plan Information” on page 52.

Historic Equity Usage

As part of our ongoing review of our compensation plans, we calculate our annual “burn rate” to help us determine, among other things, the expected remaining life of our plans based on the current number of outstanding shares. Burn rate is calculated by dividing the aggregate number of stock options and full-value awards (as adjusted by the fungible rate) granted during the year by our basic weighted average common shares outstanding during the year. The following table provides detailed information regarding the activity related to our equity incentive plans and weighted average ordinary shares outstanding for the three fiscal years ending on December 31, 2019:

Award Type	FY 2017	FY 2018	FY 2019
Stock Options Granted	440,688	199,970	254,517
Stock Settled Restricted Stock/RSUs Granted	67,567	160,070	626,014
Basic Weighted. Avg. Common Shares Outstanding	14,575,000	14,442,000	14,121,000
Annual Burn Rate	3.49%	2.49%	6.24%
Three Year Avg. Burn Rate (FY 2017-2019)			4.07%

Based on the current range of our stock price, our current compensation practices, our anticipated future awards, as well as our three-year burn rate experience, we are requesting an additional 800,000 shares to be added to the 2,700,000 shares authorized under the First Amended Plan. We believe this request for additional shares, in conjunction with what is currently available, will be sufficient for us to grant equity awards for approximately one and a half years. Our actual share usage will vary based on a number of factors, including the number of employees receiving equity awards, our price per common share, the methodology used to value and determine the size of equity awards, and the mix of award types provided to participants. We believe that our requested number of common shares will give us the necessary flexibility to respond to these changes and other unanticipated circumstances that may arise during the life of the Second Amended Plan.

A copy of the Second Amended Plan marked to show the amendment approved by the Board on April 23, 2020 is attached as Appendix A to this proxy statement and is incorporated herein by reference. The following discussion summarizes certain features and effects of the First Amended Plan as proposed to be amended herein, which we refer to below as the Second Amended Plan, and it is qualified in its entirety by reference to the terms of Second Amended Plan set forth in Appendix A.

Key Features of the Second Amended Plan

The following is a summary of key features of the Second Amended Plan, which are intended to protect the interests of our stockholders:

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•	Limitation on terms of stock options and stock appreciation rights. The maximum term of each stock option and SAR is 10 years.

•	Minimum vesting requirement. The Second Amended Plan includes minimum vesting requirements which was updated in the First Amended Plan to reflect current administrative practices. Equity-based awards generally cannot vest earlier than one year after grant. Certain limited exceptions are permitted.

•	No repricing or grant of discounted stock options. The Second Amended Plan does not permit the repricing of options or SARs either by amending an existing award or by substituting a new award at a lower price. The Second Amended Plan prohibits the granting of stock options or SARs with an exercise price less than the fair market value of the common stock on the date of grant.

•	No transferability. Awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the plan administrator.

•	No single-trigger vesting on a change in control. In the event of a change in control of our company, the plan administrator may provide for accelerated vesting of outstanding awards, but there is no automatic acceleration of awards upon a change in control.

•	No dividends on options, SARs or unvested share awards. The Second Amended Plan prohibits the payment of dividends or dividend equivalents on stock options, SARs, or any other awards that have not vested.

•	Multiple award types. The Second Amended Plan permits the issuance of incentive stock options, non-qualified stock options, SARs, restricted stock units, restricted stock awards, and other types of share and cash-based awards, subject to the share limits of the Second Amended Plan. This gives us the flexibility to grant different type of awards as compensation tools to motivate our workforce.

•	Independent oversight. The Second Amended Plan is administered by the Compensation Committee, which is comprised of independent members of the Board of Directors.

•	Director limits. The Second Amended Plan contains annual limits on the value of awards that may be granted to non-employee directors.

Summary of the Second Amended Plan

The following description of certain features of the Second Amended Plan is intended to be a summary only.

Plan Administration

As with the First Amended Plan, the Second Amended Plan may be administered by the Board of Directors or the Compensation Committee. The Board or Compensation Committee so acting is referred to below as the Administrator. The Administrator, in its discretion, selects the individuals to whom awards may be granted, the time or times at which such awards are granted and the terms and conditions of such awards. In addition, the Administrator may not reprice outstanding options or cancel stock options or SARs for cash without prior stockholder approval, other than to appropriately reflect changes in our capital structure. The Administrator may delegate to the Chief Executive Officer the authority to grant stock options to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and not subject to Section 162(m) of the Code, subject to certain limitations and guidelines.

Eligibility

As with the First Amended Plan, all full-time and part-time officers, employees, non-employee directors, and other key persons of our company and subsidiaries are eligible to participate in the Second Amended Plan, subject to the discretion of the Administrator. The number of individuals potentially eligible to participate in the Second Amended Plan is currently approximately 278 persons, including 5 executive officers and 5 non-employee directors. The Administrator will use its discretion to select individuals to participate in the Second Amended Plan who are responsible for, or contribute to, our management, growth, or profitability.

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Plan Limits

The number of shares of common stock authorized for issuance under the Second Amended Plan is 3,500,000 shares comprised of the 2,700,000 shares approved under the First Amended Plan and 800,000 additional shares if the amendment to the First Amended Plan is approved by the stockholders. These additional shares represent 5.6% of the fully diluted common stock outstanding as of April 20, 2020. In addition, any shares subject to outstanding awards under the First Amended Plan that subsequently expire, terminate, or are surrendered or forfeited for any reason without issuance of shares will automatically become available for issuance under the Second Amended Plan. In addition, under the Second Amended Plan, up to 3,500,000 shares may be granted as incentive stock options under Section 422 of the Code. The shares of common stock issuable under the Second Amended Plan will consist of authorized and unissued shares, treasury shares, or shares purchased on the open market or otherwise.

The Second Amended Plan makes no changes to the share counting and share recycling provisions under the First Amended Plan. For purposes of determining the number of shares available for issuance under the Second Amended Plan, the grant of any “full value award” (i.e., a restricted stock award, deferred stock award, unrestricted stock award, or performance share) shall be deemed an award of two shares for each share subject to such full value award. For purposes of determining the number of shares available for issuance under the Second Amended Plan, the grant of any option or SAR shall be deemed an award of one share for each share subject to such option or SAR.

If any award expires, terminates, is settled in cash, or is surrendered or forfeited, the shares subject to such awards will not count against the aggregate number of shares of common stock available for grant under the Second Amended Plan. Additionally, awards granted in assumption of or in substitution for awards previously granted by an acquired company will not count against the shares available for grant. Shares issuable upon exercise, vesting, or settlement or an award, or shares surrendered or tendered to pay the exercise price or taxes required to be withheld with respect to an award, shall not be available again for the grant of awards.

The Second Amended Plan makes no changes to the individual award limits included in the First Amended Plan, although these award limits are no longer needed as the result of changes in the federal tax laws effective in 2018. The maximum award of stock options or SARs granted to any one individual will not exceed 400,000 shares of common stock (subject to adjustment for stock splits and similar events) for any calendar-year period. If any award of restricted stock, restricted stock units, deferred stock or performance shares granted to an individual is intended to qualify as "performance based compensation" under Section 162(m) of the Code, then the maximum award shall not exceed 400,000 shares of common stock (subject to adjustment for stock splits and similar events) to any one such individual in any calendar year. If any cash-based award is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, then the maximum award to be paid in cash in any calendar year may not exceed $1,000,000.

Awards to Non-Employee Directors

As under the First Amended Plan, the maximum value of plan awards granted during any calendar year to any non-employee director, taken together with any cash fees paid to such non-employee director during the calendar year and the value of awards granted to the non-employee director under any other equity compensation plan of our company or an affiliate during the calendar year, may not exceed the following in total value (calculating the value of any equity compensation plan awards based on the grant date fair market value for financial reporting purposes): (i) $500,000 for the Chair or Lead Director of the Board and (ii) $425,000 for each non-employee director other than the Chair or Lead Director of the Board. However, awards granted to non-employee directors upon their initial election to the Board of Directors or the board of directors of an affiliate will not be counted towards this limit.

Tax Withholding

Participants under the Second Amended Plan are responsible for the payment of any federal, state or local taxes that we are required by law to withhold upon any option exercise or vesting of other awards. Subject to approval by the Administrator, participants may elect to have the tax withholding obligations satisfied either by authorizing us to withhold shares of common stock to be issued pursuant to an option exercise or other award, or by transferring to us shares of common stock having a value equal to the amount of such taxes. Such share withholding may be made at up to maximum statutory tax rates.

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Change of Control Provisions

As under the First Amended Plan, the Second Amended Plan provides that upon the effectiveness of a “change in control” as defined in the Second Amended Plan, the Administrator may take any one or more of the following actions, with or without the consent of a participant: (1) accelerate the vesting or settlement of awards on the terms and conditions determined by the Administrator (including upon a participant’s separation from service following the change in control), (2) permit the assumption or substitution of outstanding awards by the acquiror in the change in control, and cancel any awards that are not assumed or substituted for, and/or (3) cancel outstanding vested awards in exchange for cash, the stock of the acquiror, or other property having a fair market value equal to the consideration paid for shares in the change in control (reduced by the exercise price of an award, if necessary).

Adjustments for Stock Dividends, Mergers, etc.

As under the First Amended Plan, subject to any required action by our stockholders, in the event of any change in our common stock effected without receipt of consideration by us, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in our capital structure, or in the event of payment of a dividend or distribution to our stockholders in a form other than our common stock (excepting normal cash dividends) that has a material effect on the fair market value of our common stock, appropriate and proportionate adjustments will be made in the number and class of shares subject to the Second Amended Plan and to any outstanding awards, and in the option exercise price, SAR exercise price, or purchase price per share of any outstanding awards in order to prevent dilution or enlargement of participant rights under the Second Amended Plan. If a majority of our common shares are exchanged for, converted into, or otherwise become shares of another corporation, the Administrator may unilaterally amend outstanding awards under the Second Amended Plan to provide that such awards are for new shares. In the event of any such amendment, the number of shares subject to, and the option exercise price, SAR exercise price, or purchase price per share of, the outstanding awards will be adjusted in a fair and equitable manner as determined by the Administrator. The Administrator may also make such adjustments in the terms of any award to reflect, or related to, such changes in our capital structure or distributions as it deems appropriate.

No Repricing

Without stockholder approval, the Compensation Committee is not authorized to (a) lower the exercise or grant price of a stock option or SAR after it is granted, except in connection with certain adjustments to our corporate or capital structure permitted by the Second Amended Plan, such as stock splits, (b) take any other action that is treated as a repricing under generally accepted accounting principles or (c) cancel a stock option or SAR at a time when its exercise or grant price exceeds the fair market value of the underlying stock, in exchange for cash, another stock option or SAR, restricted stock, restricted stock units or other equity award, unless the cancellation and exchange occur in connection with a change in capitalization or other similar change. These provisions are unchanged from the First Amended Plan.

Minimum Vesting Provisions

Equity-based awards granted under the Second Amended Plan will have a one-year minimum vesting requirement. This requirement does not apply to (1) substitute awards resulting from acquisitions, (2) shares delivered in lieu of fully vested cash awards, or (3) awards to non-employee directors that vest on the earlier of the one-year anniversary of the date of grant or the next annual meeting of stockholders (but not sooner than 50 weeks after the grant date). Also, the Compensation Committee may grant equity-based awards without regard to the minimum vesting requirement with respect to a maximum of five percent of the available share reserve authorized for issuance under the Second Amended Plan. In addition, the minimum vesting requirement does not apply to the Compensation Committee’s discretion to provide for accelerated exercisability or vesting of any award, including in cases of retirement, death, disability or a change in control, in the terms of the award or otherwise.

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Amendments and Termination

Unless earlier terminated by the Board of Directors, the Second Amended Plan will terminate, and no further awards may be granted, 10 years after the date on which the Original Plan was approved by stockholders. The Board may amend, suspend, or terminate the Second Amended Plan at any time, except that, if required by applicable law, regulation, or stock exchange rule, stockholder approval will be required for any amendment. The amendment, suspension, or termination of the Second Amended Plan or the amendment of an outstanding award generally may not, without a participant’s consent, materially impair the participant’s rights under an outstanding award.

Transferability

Awards are not transferable other than by will or the laws of descent and distribution, except that in certain instances transfers may be made to or for the benefit of designated family members of the participant for no value.

Types of Awards

The Second Amended Plan makes no changes to the types of awards as authorized under the First Amended Plan, which are summarized below.

Stock Options

Options granted under the Second Amended Plan may be either incentive stock options, which must comply with Section 422 of the Code, or non-qualified stock options. Incentive stock options may be granted only to employees of Anika Therapeutics or any subsidiary. Options granted under the Second Amended Plan will be non-qualified stock options if they (1) fail to qualify as incentive stock options, (2) are granted to a person not eligible to receive incentive stock options under the Code, or (3) otherwise so provide. Non-qualified stock options may be granted to persons eligible to receive incentive stock options and to non-employee directors and other key persons. The Administrator has authority to determine the terms and conditions of options at the time of grant, including quantity of shares covered, exercise price, method of exercise, vesting conditions, the term (which cannot exceed 10 years), and other conditions on exercise. Stock options must be granted with an exercise price not less than 100% of the fair market value of our common stock on the date of grant (excluding stock options granted in connection with assuming or substituting stock options in acquisition transactions). The Second Amended Plan prohibits the payment of dividends or dividend equivalent rights on unvested stock options.

Stock Appreciation Rights

The Administrator may award SARs, with a term not to exceed 10 years. Upon exercise of an SAR, the holder will be entitled to receive an amount equal to the excess of the fair market value on the date of exercise of one share of common stock over the exercise price per share specified in such right times the number of shares of common stock with respect to which the SAR is exercised. This amount may be paid in cash, common stock, or a combination thereof, as determined by the Administrator. The exercise price is the fair market value of the common stock on the date of grant. The Second Amended Plan prohibits the payment of dividends or dividend equivalent rights on unvested SARs.

Restricted Stock and Restricted Stock Unit Awards

The Administrator may grant shares of restricted stock, which are shares of common stock subject to specified restrictions, and restricted stock units or RSUs, which represent the right to receive shares of our common stock in the future. These awards may be made subject to repurchase, forfeiture, or vesting restrictions at the Administrator’s discretion. The restrictions may be based on continuous service with us or the attainment of specified performance goals, as determined by the Administrator. RSUs may be paid in stock or cash or a combination of stock and cash, as determined by the Administrator.

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Other Share- and Cash-Based Awards

The Administrator may also grant awards based on shares of stock, either alone or in addition to or in conjunction with other awards. Such awards may be granted in lieu of other cash or other compensation to which a participant is entitled from the Company or may be used in the settlement of amounts payable under any of our other compensation plans or arrangements. The Administrator shall have the authority to determine the persons to whom and the time or times at which such Awards will be made, the number of shares to be granted pursuant to such Awards, and all other terms of such Awards. The Administrator may grant cash bonuses under the Second Amended Plan. The cash bonuses may be subject to achievement of certain performance goals.

Performance Awards

At the time of grant, the Administrator may condition the grant, exercise, vesting, or settlement of any award on such performance conditions as it may specify. We refer to these awards as “performance awards.” The Administrator may select such business criteria or other performance measures as it may deem appropriate in establishing any performance conditions.

New Plan Benefits

A new plan benefits table for the Second Amended Plan and the benefits or amounts that would have been received by or allocated to participants for the last completed fiscal year under the Second Amended Plan if the Second Amended Plan was then in effect, as described in the SEC proxy rules, are not provided because all awards made under the Second Amended Plan will be made at the Administrator’s discretion, subject to the terms and conditions of the Second Amended Plan. Therefore, the benefits and amounts that will be received or allocated under the Second Amended Plan are not determinable at this time.

Federal Income Tax Information

The following is a brief summary of the U.S. federal income tax consequences of the Second Amended Plan generally applicable to us and to participants in the Second Amended Plan who are subject to U.S. federal taxes. The summary is based on the Code, applicable Treasury Regulations, and administrative and judicial interpretations thereof, each as in effect on the date of this Proxy Statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

Non-qualified Stock Options

A participant generally will not recognize taxable income upon the grant or vesting of a non-qualified stock option with an exercise price at least equal to the fair market value of the common stock on the date of grant and no additional deferral feature. Upon the exercise of a non-qualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.

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Incentive Stock Options

A participant generally will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after employment ends (one year in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the stock option were a non-qualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the stock option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the exercise price of the stock option. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

With respect to both non-qualified stock options and incentive stock options, special rules apply if a participant uses shares of common stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights

A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of common stock on the date of grant and no additional deferral feature. Upon the exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Restricted Stock Awards, Restricted Stock Units, and Performance Awards

A participant generally will not have taxable income upon the grant of restricted stock, restricted stock units or performance awards. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.

Other Stock or Cash-Based Awards

The U.S. federal income tax consequences of other stock or cash- based awards will depend upon the specific terms of each award.

Tax Consequences to Us

In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to limitations imposed under the Code.

Section 409A

We intend that awards granted under the Second Amended Plan comply with, or otherwise be exempt from, Section 409A of the Code, but make no representation or warranty to that effect.

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Tax Withholding

We are authorized to deduct or withhold from any award granted or payment due under the Second Amended Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of common stock or otherwise settle an award under the Second Amended Plan until all tax withholding obligations are satisfied.

Vote Required

At the Annual Meeting, the approval of the amendment to our 2017 Omnibus Incentive Plan requires the affirmative vote of the holders of a majority in voting power of the shares of stock of Anika Therapeutics that are voting on the matter. Abstentions and broker non-votes will not be treated as votes cast and will have no impact on the proposal.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT OF OUR 2017 OMNIBUS INCENTIVE PLAN.

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Audit Committee Report

The Audit Committee of the Board of Directors consists entirely of members who meet the independence requirements of the listing standards of NASDAQ and the rules and regulations of the SEC, as determined by the Board of Directors. The Audit Committee is responsible for providing independent, objective oversight of the financial reporting processes and internal controls of Anika Therapeutics, Inc., or Anika. The Audit Committee operates under a written charter approved by the Board of Directors. A copy of the current charter is available on the investor relations portion of Anika’s website at https://ir.anikatherapeutics.com/corporate-governance.

Management is responsible for Anika’s system of internal control and financial reporting processes, for the preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles and for the annual report on Anika’s internal control over financial reporting. The independent auditor is responsible for performing an independent audit of Anika’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or PCAOB, and for issuing a report on the financial statements and the effectiveness of Anika’s internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes. Audit Committee members do not serve as professional accountants or auditors for Anika, and their functions are not intended to duplicate or certify the activities of Anika’s management or independent auditor.

Consistent with its monitoring and oversight responsibilities, the Audit Committee met with management and Deloitte & Touche LLP, or Deloitte, Anika’s independent auditor, to review and discuss the December 31, 2019 audited consolidated financial statements. Management represented that Anika had prepared the consolidated financial statements in accordance with U.S. generally accepted accounting principles. The Audit Committee discussed with Deloitte the matters required by the PCAOB in accordance with Auditing Standard No. 1301, “Communications with Audit Committees.”

The Audit Committee received from Deloitte the written communication that is required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and the Audit Committee discussed with Deloitte that firm’s independence. The Audit Committee also considered whether Deloitte’s provision of non-audit services and the audit and non-audit fees paid to Deloitte were compatible with maintaining that firm’s independence. On the basis of these reviews, the Audit Committee determined that Deloitte has the requisite independence.

Management completed the documentation, testing and evaluation of Anika’s system of internal control over financial reporting as of December 31, 2019 as required by Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee received periodic updates from management and Deloitte at Audit Committee meetings throughout the year and provided oversight of the process. Prior to filing Anika’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, or the Form 10-K, with the Securities and Exchange Commission, the Audit Committee also reviewed management’s report on the effectiveness of Anika’s internal control over financial reporting contained in the Form 10-K, as well as the Report of Independent Registered Public Accounting Firm provided by Deloitte and also included in the Form 10-K. Deloitte’s report included in the Form 10-K related to its audit of Anika’s consolidated financial statements and the effectiveness of Anika’s internal control over financial reporting.

Based upon the Audit Committee’s discussions with management and Deloitte and the Audit Committee’s review of the information provided by, and the representations of, management and Deloitte, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements as of and for the year ended December 31, 2019 be included in the Annual Report. The Audit Committee selected Deloitte as Anika’s independent auditor for the fiscal year ending December 31, 2020, and recommended that the selection be submitted for ratification by the stockholders of Anika.

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This report is submitted by the following independent directors who comprise the Audit Committee:

Raymond J. Land, Chairperson	Joseph L. Bower	Jeffery S. Thompson	Susan N. Vogt

THE FOREGOING REPORT SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT, EXCEPT TO THE EXTENT THAT ANIKA SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

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Proposal 3: Ratification of Appointment of Independent Auditor for 2020

Appointment of Independent Auditor by Audit Committee

The Audit Committee annually evaluates the performance of our independent auditor, including the senior audit engagement team, and determines whether to reengage the current independent auditor or consider other audit firms. The Audit Committee’s initial appointment of Deloitte, as independent auditor for our consolidated financial statements for 2017, was ratified by a vote of stockholders at our 2017 Annual Meeting of Stockholders. The Audit Committee again appointed Deloitte as our independent auditor for the years ended December 31, 2018 and 2019, which were ratified votes of our stockholders at our 2018 and 2019 Annual Meetings of Stockholders.

This year the Audit Committee has again approved the retention of Deloitte as our independent auditor to report on our consolidated financial statements and the effectiveness of our internal control over financial reporting for the year ending December 31, 2020. Factors considered by the Audit Committee in deciding whether to retain Deloitte included:

•	Deloitte’s global capabilities;

•	Deloitte’s technical expertise and knowledge of our global operations and industry;

•	the quality and candor of Deloitte’s communications with the Audit Committee and management;

•	the quality and efficiency of the services provided by Deloitte, including input from management on Deloitte’s performance;

•	Deloitte’s objectivity and professional skepticism;

•	external data on audit quality and performance, including recent PCAOB reports on Deloitte and its peer firms;

•	Deloitte’s use of technology to aid in audit efficiency;

•	Deloitte’s independence, how effectively Deloitte demonstrated its independent judgment, and the controls and processes in place that help ensure Deloitte’s independence; and

•	the appropriateness of Deloitte’s fees.

Proposed Ratification of Independent Auditor

The Audit Committee is responsible for the appointment, retention, termination, compensation and oversight of the work of our independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work. Although ratification of the appointment of our independent auditor is not required by our bylaws or otherwise, the Board of Directors is submitting the appointment of Deloitte to our stockholders for ratification because we value the views of our stockholders.

The Audit Committee considers Deloitte to be well qualified. In the absence of contrary specification, the Proxy Committee will vote proxies received in response to this solicitation in favor of ratification of the appointment. In the event that stockholders fail to ratify the appointment of Deloitte, the Audit Committee will reconsider the appointment of Deloitte. Even if the appointment is ratified, the ratification is not binding and the Audit Committee may in its discretion select a different independent auditor at any time during the year if it determines that such a change would be in the best interests of our company and stockholders.

Representatives of Deloitte are expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to respond to appropriate questions.

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Vote Required

At the Annual Meeting, the ratification of our independent auditor for 2020 requires the affirmative vote of the holders of a majority in voting power of the shares of stock of Anika Therapeutics that are voting on the matter. Abstentions will not be treated as votes cast and will have no effect on the vote. Because this proposal is considered a routine matter, discretionary votes by brokers will be counted.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT AUDITOR FOR THE YEAR ENDING DECEMBER 31, 2020.

Fees Paid to Our Independent Auditor

The following table summarizes the fees that we paid or accrued for audit and other services provided by Deloitte, our independent auditor, for the years ended December 31, 2019 and 2018.

Fee Category	2019	2018
Audit fees	$697,022	$728,929
Audit-related fees	-	-
Tax fees	127,783	21,000
All other fees	3,790	-
Total fees	$828,595	$749,929

For purposes of the preceding table:

•	Audit fees consist of fees for the audit of our consolidated financial statements, the review of the interim financial statements included in our Quarterly Reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements for those years. In addition, Audit fees include: fees for comfort letters, consents, assistance with and review of documents filed with the SEC, Section 404 attest services, other attest services that generally only the principal independent auditor can provide, work done by tax professionals in connection with the audit or quarterly review, and accounting consultations billed as audit services, as well as other accounting and financial reporting consultation research work necessary to comply with the standards of the PCAOB.

•	Audit-related fees consist of the aggregate fees billed by the principal accountant in each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit or review.

•	Tax fees consist of fees for tax compliance, tax advice, and tax planning services for those years.

•	All other fees consist of the aggregate fees billed by the principal accountant in each of the last two fiscal years for products and services other than the services reported herein.

In considering the nature of the services provided by a principal independent auditor, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent auditor and management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants. In accordance with its charter, the Audit Committee has procedures for pre-approving audit and non-audit services to be provided by the independent auditor. These procedures are designed to ensure the continued independence of the independent auditor. More specifically, the use of the independent auditor to perform either audit or non-audit services is prohibited unless specifically approved in advance by the Audit Committee. As a result of this approval process, the Audit Committee has pre-approved specific categories of services and associated fee budgets. All services outside of the specified categories and all amounts exceeding the approved fee budgets are approved by the Chair of the Audit Committee, who has been delegated the authority to review and approve audit and non-audit related services during the year. A listing of the audit and non-audit services and associated fees approved by the Chair outside the scope of the services and fees initially approved by the full Audit Committee is reported to the full Audit Committee no later than its next meeting. The Audit Committee also regularly receives updates from Deloitte and management about the services actually performed and the associated fees and expenses actually incurred.

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In addition, the Audit Committee evaluates other known potential engagements of the independent auditor, including the scope of audit-related services, tax services, and other services proposed to be performed and the proposed fees, and approves or rejects each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor’s independence from management. All such services were approved by the Audit Committee pursuant to Rule 2-01 of Regulation S-X under the Exchange Act to the extent that rule was applicable. Since May 2003 each new engagement of a principal independent auditor has been approved in advance by the Audit Committee.

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Proposal 4: Advisory Vote on Executive Compensation

In accordance with Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to vote on a non-binding, advisory resolution to approve the compensation of our NEOs for the year ended December 31, 2019, which is described in the section titled “Compensation Discussion and Analysis” in this Proxy Statement. At our 2017 Annual Meeting of Stockholders, we asked our stockholders to indicate if we should hold a “say-on-pay” vote every one, two or three years. Consistent with the recommendation of the Board of Directors, our stockholders indicated by advisory vote their preference to hold a “say-on-pay” vote annually. After consideration of the 2017 voting results, and based upon its prior recommendation, the Board elected to hold a stockholder “say-on-pay” vote annually.

As described in the section titled “Compensation Discussion and Analysis” of this Proxy Statement, our executive compensation program is designed to attract and retain highly qualified executive officers and motivate them to provide a high level of performance for the benefit of Anika Therapeutics and our stockholders. Stockholders are urged to read the section titled “Compensation Discussion and Analysis,” which more thoroughly discusses how our compensation policies and procedures implement our compensation philosophy and objectives. The Compensation Committee and the Board of Directors believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving our objectives. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the policies and practices described in this Proxy Statement.

Accordingly, the following resolution is submitted for a stockholder vote at the Annual Meeting:

“RESOLVED:	That the stockholders of Anika Therapeutics, Inc. approve, on an advisory basis, the compensation paid to the named executive officers of Anika Therapeutics, Inc. as disclosed pursuant to Item 402 of Regulation S-K under the Securities Exchange Act of 1934, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion set forth in the Proxy Statement for the 2020 Annual Meeting of Stockholders.”

This vote is advisory and will not be binding upon us, the Compensation Committee or the Board. However, the Board and its Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the NEO compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Vote Required

At the Annual Meeting, approval of our 2019 executive compensation requires the affirmative vote of the holders of a majority in voting power of the shares of stock of Anika Therapeutics, Inc. that are voting on the matter. Abstentions and broker non-votes will not be treated as votes cast and will have no impact on the proposal. While this vote is required by law, it will not be binding on us, the Compensation Committee, or the Board, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, our company, the Compensation Committee or the Board. However, the Compensation Committee and the Board will take into account the outcome of the vote when considering future executive compensation decisions.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE OVERALL COMPENSATION OF THE NAMED EXECUTIVE OFFICERS BY VOTING “FOR” THIS RESOLUTION.

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Other Matters

The Board of Directors does not know of any other matters that will come before the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy card to vote, or otherwise act, in accordance with their judgment on such matters.

Solicitation Expenses

All costs of solicitation of proxies will be borne by us. In addition to solicitation by mail, our directors, officers, and employees, without additional remuneration, may solicit proxies in person or by telephone, e-mail, and facsimile. We will reimburse banks, brokerage firms, and other custodians, nominees, trustees, and fiduciaries for reasonable out-of-pocket expenses incurred by them in sending proxy materials to and soliciting proxies from beneficial holders of our shares. We may retain a proxy solicitation firm to assist in the solicitation of proxies for a fee plus reimbursement of expenses.

Stockholder Proposals

In order for stockholder proposals for the 2021 Annual Meeting of Stockholders to be eligible for inclusion in the proxy statement and form of proxy card for that meeting, we must receive the proposals before December 23, 2020. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in our proxy statement and form of proxy, and proposals should be directed to: Secretary, Anika Therapeutics, Inc., 32 Wiggins Avenue, Bedford, Massachusetts 01730. All proposals will need to comply with Rule 14a-8 of the Exchange Act, which sets forth the requirements for the inclusion of stockholder proposals in our sponsored proxy materials.

Our bylaws set forth the procedures you must follow in order to nominate a director for election or make a proposal at an annual meeting of our stockholders, other than proposals intended to be included in our sponsored proxy materials. In addition to any other applicable requirements, in order for business to be properly brought before the 2021 Annual Meeting by a stockholder, the stockholder must have given us timely notice thereof in proper written form, including all required information, at our corporate headquarters, 32 Wiggins Avenue, Bedford, Massachusetts 01730, directed to the attention of the Secretary, between February 16, 2021 and March 18, 2021. The proposal must also comply with the other requirements contained in the bylaws, including supporting documentation and other information. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority. We have posted a copy of our bylaws in the investor relations section of our website at https://www.anikatherapeutics.com under “Corporate Governance.”

The chair of the meeting has the power and duty to (i) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in our bylaws and (ii) to declare that a proposed nomination shall be disregarded or that proposed business shall not be transacted if such proposed nomination or business was not made or proposed in compliance our bylaws. Additionally, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the Annual Meeting to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by Anika Therapeutics.

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Householding

SEC rules permit us to deliver a single copy of our 2019 Annual Report to Stockholders and this Proxy Statement, or one Notice of Internet Availability of Proxy Materials, to two or more stockholders who share an address, unless we have received contrary instructions from one or more of the security holders. This delivery method, which is known as “householding,” can reduce our expenses for printing and mailing. Any stockholder of record at a shared address to which a single copy of the documents was delivered may request a separate copy of the 2019 Annual Report to Stockholders and this Proxy Statement, or a separate Notice of Internet Availability of Proxy Materials, as applicable, by sending us a written request made to Anika Therapeutics, Inc., 32 Wiggins Avenue, Bedford, Massachusetts 01730, Attention: Secretary or by calling (781) 457-9000. Stockholders of record who wish to receive separate copies of these documents in the future may also contact us as stated above. Stockholders of record who share an address and are receiving multiple copies of our annual reports to stockholders and Proxy Statements, or of our Notices of Internet Availability of Proxy Materials, may contact us as stated above to request delivery of a single copy of such documents. Stockholders who hold their shares in “street name” and who wish to obtain copies of these proxy materials should follow the instructions on their voting instruction forms or contact the holders of record. STOCKHOLDERS MAY OBTAIN, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS CONTAINED THEREIN, FILED WITH THE SEC FOR THE YEAR ENDED DECEMBER 31, 2019, BY WRITING TO OUR SECRETARY AT ANIKA THERAPEUTICS, INC., 32 WIGGINS AVENUE, BEDFORD, MASSACHUSETTS 01730.

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Appendix A

ANIKA THERAPEUTICS, INC.

2017 OMNIBUS INCENTIVE PLAN

(Marked to Show 2020 Amendment)

Anika Therapeutics, Inc. sets forth herein the terms of its 2017 Omnibus Incentive Plan.

1.	PURPOSE

The Plan is intended to enhance the ability of the Company and its Affiliates to attract and retain highly qualified officers, Non-employee Directors, employees, consultants and advisors, and to motivate such individuals to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), unrestricted stock, other share-based awards and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of performance goals in accordance with the terms hereof. Upon the Plan becoming effective, no further awards shall be made under the Prior Plan.

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

“Acquiror” shall have the meaning set forth in Section 15.2.1.

“Affiliate” means any company or other trade or business that “controls,” is “controlled by” or is “under common control with” the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary.

“Annual Incentive Award” means a cash-based Performance Award with a performance period that is the Company’s fiscal year or other 12-month (or shorter) performance period as specified under the terms of the Award as approved by the Board.

“Award” means a grant under the Plan of an Option, SAR, Restricted Stock, RSU, Other Share-based Award or cash award.

“Award Agreement” means a written agreement between the Company and a Participant, or notice from the Company or an Affiliate to a Participant that evidences and sets out the terms of an Award.

“Board” means the Board of Directors of the Company.

“Business Combination” shall have the meaning set forth in Section 15.2.2.

“Cause” shall be defined as that term is defined in the Participant’s offer letter or other applicable employment agreement; or, if there is no such definition, “Cause” means, as determined by the Company in its sole discretion and unless otherwise provided in the applicable Award Agreement: (i) any material breach by the Participant of any agreement between the Participant and the Company; (ii) the conviction of or plea of nolo contendere by the Participant to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Participant of the Participant’s duties to the Company. A Separation from Service for Cause shall be deemed to include a determination by the Company in its sole discretion following a Participant’s Separation from Service that circumstances existing prior to such Separation from Service would have entitled the Company or an Affiliate to have terminated the Participant’s service for Cause. All rights a Participant has or may have under the Plan shall be suspended automatically during the pendency of any investigation by the Company, or during any negotiations between the Company and the Participant, regarding any actual or alleged act or omission by the Participant of the type described in the applicable definition of Cause.

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“Change in Control” shall have the meaning set forth in Section 15.2.2.

“Code” means the Internal Revenue Code of 1986.

“Committee” means the Compensation Committee of the Board, or such other committee as determined by the Board. The Compensation Committee of the Board may designate a subcommittee of its members to serve as the Committee (to the extent the Board has not designated another person, committee or entity as the Committee). The Board will cause the Committee to satisfy the applicable requirements of any securities exchange on which the Common Stock may then be listed. For purposes of Awards to Covered Employees intended to qualify as Performance-Based Compensation, to the extent required by Section 162(m), Committee means all of the members of the Compensation Committee who are “outside directors” within the meaning of Section 162(m). For purposes of Awards to Participants who are subject to Section 16 of the Exchange Act, Committee means all of the members of the Compensation Committee who are “non-employee directors” within the meaning of Rule 16b-3 adopted under the Exchange Act.

“Company” means Anika Therapeutics, Inc., a Massachusetts corporation, or any successor corporation.

“Common Stock” means the common stock of the Company.

“Consultant” means a consultant or advisor that provides bona fide services to the Company or any Affiliate and who qualifies as a consultant or advisor under Form S-8.

“Covered Employee” means a Participant who is a “covered employee” within the meaning of Section 162(m) as qualified by Section 12.4.

“Disability” shall be defined as that term is defined in the Participant’s offer letter or other applicable employment agreement; or, if there is no such definition, “Disability” means, as determined by the Company in its sole discretion and unless otherwise provided in the applicable Award Agreement, the Participant is unable to perform each of the essential duties of such Participant’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Participant’s employment, “Disability” means “permanent and total disability” as set forth in Code Section 22(e)(3).

“Effective Date” means June 13, 2017, the date the Plan was approved by the Stockholders.

“Exchange Act” means the Securities Exchange Act of 1934.

“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange or the NASDAQ Stock Market, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Board and such determination shall be conclusive and binding on all persons.

“Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than 50% of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than 50% of the voting interests.

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“Grant Date” means the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 or (iii) such other date as may be specified by the Board in the Award Agreement.

“Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422.

“Incumbent Directors”shall have the meaning set forth in Section 15.2.2.

“New Shares” shall have the meaning set forth in Section 15.1.

“Non-employee Director” means a member of the Board or the board of directors of an Affiliate, in each case who is not an officer or employee of the Company or any Affiliate.

“Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

“Option” means an option to purchase one or more Shares pursuant to the Plan.

“Option Price” means the exercise price for each Share subject to an Option.

“Other Share-based Awards” means Awards consisting of Share units, or other Awards, valued in whole or in part by reference to, or otherwise based on, Shares.

“Participant” shall mean a person who, as a Service Provider, has been granted an Award under the Plan; provided, however, that in the case of the death or Disability of a Participant, the term “Participant” refers to the Participant’s estate or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

“Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 12) over a performance period established by the Committee, and includes an Annual Incentive Award.

“Performance-Based Compensation” means “performance-based compensation” under Section 162(m).

“Plan” means this Anika Therapeutics, Inc. 2017 Omnibus Incentive Plan.

“Policy” shall have the meaning set forth in Section 3.2.2.

“Prior Plan” means the Anika Therapeutics, Inc. Second Amended and Restated 2003 Stock Option and Incentive Plan, as amended.

“Purchase Price” means the purchase price for each Share pursuant to a grant of Restricted Stock.

“Restricted Stock” means restricted Shares, awarded to a Participant pursuant to Section 10.

“Restricted Stock Unit” or “RSU” means a bookkeeping entry representing the equivalent of Shares, awarded to a Participant pursuant to Section 10.

“SAR Exercise Price” means the per Share exercise price of a SAR granted to a Participant under Section 9.

“SEC” means the United States Securities and Exchange Commission.

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“Section 162(m)” means Code Section 162(m).

“Section 409A” means Code Section 409A.

“Securities Act” means the Securities Act of 1933.

“Separation from Service” means the termination of the applicable Participant’s employment with, and performance of services for, the Company and each Affiliate. A Participant employed by, or performing services for, an Affiliate or a division of the Company or an Affiliate shall not be deemed to incur a Separation from Service if such Affiliate or division ceases to be an Affiliate or division of the Company, as the case may be, and the Participant immediately thereafter becomes an employee of (or service provider to), or member of the board of directors of, the Company or an Affiliate or a successor company or an affiliate or subsidiary thereof. Approved temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Affiliates shall not be considered Separations from Service. Notwithstanding the foregoing, with respect to any Award that constitutes nonqualified deferred compensation under Section 409A, “Separation from Service” shall mean a “separation from service” as defined under Section 409A.

“Service Period” shall have the meaning set forth in Section 10.1.

“Service Provider” means an employee, officer, Non-employee Director or Consultant of the Company or an Affiliate.

“Share” means a share of Common Stock.

“Stock Appreciation Right” or “SAR” means a right granted to a Participant pursuant to Section 9.

“Stockholders” means the stockholders of the Company.

“Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Code Section 424(f).

“Substitute Award” means any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or an Affiliate or with which the Company or an Affiliate combines.

“Ten Percent Stockholder” means an individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.

“Termination Date” means the date that is 10 years after the Effective Date, unless the Plan is earlier terminated by the Board under Section 5.2.

“Voting Securities” shall have the meaning set forth in Section 15.2.2.

3.	ADMINISTRATION OF THE PLAN

3.1.          General

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and applicable law. The Board shall have the power and authority to delegate its responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter, and with respect to the power and authority of the Board to act hereunder, all references to the Board shall be deemed to include a reference to the Committee, unless such power or authority is specifically reserved by the Board. Except as specifically provided in Section 14 or as otherwise may be required by applicable law, regulatory requirement or the certificate of incorporation or the bylaws of the Company, the Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have

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full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan. The Committee shall administer the Plan; provided, however, the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Common Stock may then be listed. All actions, determinations and decisions by the Board or the Committee under the Plan or any Award Agreement, or with respect to any Award, shall be in the sole discretion of the Board and shall be final, binding and conclusive on all persons. Without limitation, the Board shall have full and final power and authority, subject to the other terms of the Plan, to:

(i)	designate Participants;

(ii)	determine the type or types of Awards to be made to Participants;

(iii)	determine the number of Shares to be subject to an Award;

(iv)	establish the terms of each Award (including the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer or forfeiture of an Award or the Shares subject thereto and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

(v)	subject to applicable law, delegate its authority and duties to the Chief Executive Officer with respect to the granting of Options to individuals who are not Covered Employees or “insiders” within the meaning of Section 16 of the Exchange Act. Any such delegation by the Board shall include a limitation as to the amount of Options that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Board may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Board’ delegate or delegates that were consistent with the terms of the Plan.;

(vi)	prescribe the form of each Award Agreement; and

(vii)	amend, modify or supplement the terms of any outstanding Award including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy or custom.

3.2.          Separation from Service for Cause; Clawbacks

3.2.1.      Separation from Service for Cause

The Company may annul an Award if the Participant incurs a Separation from Service for Cause.

3.2.2.      Clawbacks

All awards, amounts or benefits received or outstanding under the Plan shall be subject to clawback, cancellation, recoupment, rescission, payback, reduction or other similar action in accordance with the terms of any Company clawback or similar policy (the “Policy”) or any applicable law related to such actions, as may be in effect from time to time. A Participant’s acceptance of an Award shall be deemed to constitute the Participant’s acknowledgement of and consent to the Company’s application, implementation and enforcement of any applicable Policy that may apply to the Participant, whether adopted prior to or following the Effective Date, and any provision of applicable law relating to clawback, cancellation, recoupment, rescission, payback or reduction of compensation, and the Participant’s agreement that the Company may take such actions as may be necessary to effectuate any such policy or applicable law, without further consideration or action.

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3.3.          Deferral Arrangement

The Board may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include provisions for the payment or crediting of interest or dividend equivalents as provided in Section 17.10, including converting such credits into deferred Share units.

3.4.          No Liability

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award or Award Agreement.

3.5.          Book Entry

Notwithstanding any other provision of the Plan to the contrary, the Company may elect to satisfy any requirement under the Plan for the delivery of stock certificates through the use of book entry.

3.6.          No Repricing

Notwithstanding any provision herein to the contrary, the repricing of Options or SARs is prohibited without prior approval of the Stockholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms or conditions of an Option or SAR to lower its Option Price or SAR Exercise Price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an Option or SAR at a time when its Option Price or SAR Exercise Price is greater than the Fair Market Value of the underlying Shares in exchange for another Award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change under Section 15. A cancellation and exchange under clause (iii) would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant.

4.	STOCK SUBJECT TO THE PLAN

4.1.          Authorized Number of Shares

Subject to adjustment under Section 15, the total number of Shares authorized to be awarded under the Plan shall not exceed 3,500,000 shares ~~the sum of (A) 1,200,000 shares, plus (B) effective upon approval of the Company’s stockholders at the Company’s 2019 Annual Meeting of Stockholders, 1,500,000 shares~~. The grant of any full value Award (i.e., an Award other than an Option or a SAR) shall be deemed, for purposes of determining the number of Shares available for issuance under this Section 4.1, as an Award of two (2) Shares for each Share actually subject to the Award. The grant of an Option or SAR shall be deemed, for purposes of determining the number of Shares available for issuance under this Section 4.1, as an Award for one (1) Share for each such Share actually subject to the Award. Any Shares returned to the Plan pursuant to Section 4.2 shall be returned to the reserved pool of Shares under the Plan in the same manner. In addition, Shares underlying any outstanding award granted under a Prior Plan that, following the Effective Date, expires, or is terminated, surrendered or forfeited for any reason without issuance of Shares shall be available for the grant of new Awards. As provided in Section 1, no new awards shall be granted under the Prior Plan following the Effective Date. Shares issued under the Plan may consist in whole or in part of authorized but unissued Shares, treasury Shares or Shares purchased on the open market or otherwise.

4.2.          Share Counting

4.2.1.      Any Award settled in cash shall not be counted as issued Shares for any purpose under the Plan.

4.2.2.      If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Shares covered by such Award shall again be available for the grant of Awards.

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4.2.3.      If Shares issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to the Company at no more than cost, such Shares shall again be available for the grant of Awards.

4.2.4.      If Shares issuable upon exercise, vesting or settlement of an Award, or Shares owned by a Participant (which are not subject to any pledge or other security interest), are surrendered or tendered to the Company in payment of the Option Price or Purchase Price of an Award or any taxes required to be withheld in respect of an Award, in each case, in accordance with the terms of the Plan and any applicable Award Agreement, such surrendered or tendered Shares shall not be available again for the grant of Awards.

4.2.5.      Substitute Awards shall not be counted against the number of Shares available for the grant of Awards.

4.3.          Award Limits

4.3.1.      Incentive Stock Options

Subject to adjustment under Section 15, 3,500,000 ~~1,200,000~~ Shares available for issuance under the Plan shall be available for issuance as Incentive Stock Options.

4.3.2.      Individual Award Limits for Section 162(m) -- Share-Based Awards

Subject to adjustment under Section 15, the maximum number of each type of Award (other than cash-based Performance Awards) granted to any Participant in any calendar year shall not exceed the following number of Shares: (i) Options and SARs: 400,000 Shares; and (ii) all share-based Performance Awards (including Restricted Stock, RSUs and Other Share-based Awards that are Performance Awards): 400,000 Shares.

4.3.3.      Individual Award Limits for Section 162(m) -- Cash-Based Awards

The maximum amount of cash-based Performance Awards intended to qualify as Performance-Based Compensation granted to any Participant in any calendar year shall not exceed the following: (i) Annual Incentive Awards: $1,000,000; and (ii) all other cash-based Performance Awards: $1.000,000.

4.3.4.      Director Awards

The maximum value of Awards granted during any calendar year to any Non-employee Director, taken together with any cash fees paid to such Non-employee Director during the calendar year and the value of awards granted to the Non-employee Director under any other equity compensation plan of the Company or an Affiliate during the calendar year, shall not exceed the following in total value (calculating the value of any Awards or other equity compensation plan awards based on the fair market value as of grant date for financial reporting purposes): (i) $500,000 for the non-employee Chair or Lead Director of the Board and (ii) $425,000 for each Non-employee Director other than the Chair or Lead Director of the Board; provided, however, that awards granted to Non-employee Directors upon their initial election to the Board or the board of directors of an Affiliate shall not be counted towards the limit under this Section 4.3.4.

5.	EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1.          Term

The Plan shall be effective as of the Effective Date, provided that it has been approved by the Stockholders. The Plan shall terminate automatically on the 10-year anniversary of the Effective Date and may be terminated on any earlier date as provided in Section 5.2.

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5.2.          Amendment and Termination of the Plan

The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any Awards which have not been made. An amendment shall be contingent on approval of the Stockholders to the extent stated by the Board, required by applicable law or required by applicable securities exchange listing requirements. No Awards shall be made after the Termination Date. The applicable terms of the Plan, and any terms applicable to Awards granted prior to the Termination Date, shall survive the termination of the Plan and continue to apply to such Awards. No amendment, suspension or termination of the Plan shall, without the consent of the Participant, materially impair rights or obligations under any Award theretofore awarded.

6.	AWARD ELIGIBILITY AND LIMITATIONS

6.1.          Service Providers

Subject to this Section 6, Awards may be made to any Service Provider as the Board may determine and designate from time to time.

6.2.          Successive Awards

An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

6.3.          Stand-Alone, Additional, Tandem, and Substitute Awards

Awards may be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate or any business entity to be acquired by the Company or an Affiliate, or any other right of a Participant to receive payment from the Company or any Affiliate. Such additional, tandem or substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another award, the Board shall have the right to require the surrender of such other award in consideration for the grant of the new Award. Subject to the requirements of applicable law, the Board may make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate or any business entity to be acquired by the Company or an Affiliate. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, RSUs or Restricted Stock).

6.4.          Minimum Vesting

Notwithstanding any other provision of the Plan to the contrary, Share-based Awards granted under the Plan shall vest no earlier than the first anniversary of the date the Award is granted, excluding, for this purpose, any (i) Substitute Awards, (ii) Shares delivered in lieu of fully vested cash Awards, and (iii) Awards to Non-employee Directors that vest on the earlier of the one year anniversary of the date of grant or the next annual meeting of stockholders (provided that such vesting period under this clause (iii) may not be less than 50 weeks after grant; provided, that, the Board may grant Share-based Awards without regard to the foregoing minimum vesting requirement with respect to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 4.1 (subject to adjustment under Section 15); and, provided further, for the avoidance of doubt, that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, disability or a Change in Control, in the terms of the Award or otherwise.

7.	AWARD AGREEMENT

The grant of any Award may be contingent upon the Participant executing an appropriate Award Agreement, in such form or forms as the Board shall from time to time determine. Without limiting the foregoing, an Award Agreement may be provided in the form of a notice which provides that acceptance of the Award constitutes acceptance of all terms of the Plan and the notice. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Nonqualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Nonqualified Stock Options.

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8.	TERMS AND CONDITIONS OF OPTIONS

8.1.          Option Price

The Option Price of each Option shall be fixed by the Board and stated in the related Award Agreement. The Option Price of each Option (except those that constitute Substitute Awards) shall be at least the Fair Market Value on the Grant Date; provided, however, that in the event that a Participant is a Ten Percent Stockholder as of the Grant Date, the Option Price of an Option granted to such Participant that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a Share.

8.2.          Vesting

Subject to Section 8.3, each Option shall become exercisable at such times and under such conditions (including performance requirements) as stated in the Award Agreement.

8.3.          Term

Each Option shall terminate, and all rights to purchase Shares thereunder shall cease, upon the expiration of the Option term stated in the Award Agreement not to exceed 10 years from the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the related Award Agreement; provided, however, that in the event that the Participant is a Ten Percent Stockholder, an Option granted to such Participant that is intended to be an Incentive Stock Option at the Grant Date shall not be exercisable after the expiration of five years from its Grant Date.

8.4.          Limitations on Exercise of Option

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, (i) prior to the date the Plan is approved by the Stockholders as provided herein or (ii) after the occurrence of an event which results in termination of the Option.

8.5.          Method of Exercise

An Option that is exercisable may be exercised by the Participant’s delivery of a notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. To be effective, notice of exercise must be made in accordance with procedures established by the Company from time to time.

8.6.          Rights of Holders of Options

Unless otherwise provided in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a Stockholder (for example, the right to direct the voting of the subject Shares) until the Shares covered thereby are fully paid and issued to him or her. An individual holding an Option shall not have the right to receive cash or dividend payments or distributions attributable to the subject Shares until the Option has been exercised and the Shares covered thereby are fully paid and issued to him or her. Except as provided in Section 15 or the related Award Agreement, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

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8.7.          Delivery of Stock Certificates

Subject to Section 3.5, promptly after the exercise of an Option by a Participant and the payment in full of the Option Price, such Participant shall be entitled to the issuance of a stock certificate which evidences, or electronic notice of a book entry which records, his or her ownership of the Shares subject to the Option.

8.8.          Limitations on Incentive Stock Options

An Option shall constitute an Incentive Stock Option only (i) if the Participant of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which all Incentive Stock Options held by such Participant become exercisable for the first time during any calendar year (under the Plan and all other plans of the Participant’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the Stockholders in a manner intended to comply with the stockholder approval requirements of Code Section 422(b)(1); provided, however, that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such stockholder approval is obtained.

9.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS (SARs)

9.1.          Right to Payment

A SAR shall confer on the Participant a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value on the date of exercise over (ii) the SAR Exercise Price, as determined by the Board. The Award Agreement for a SAR (except those that constitute Substitute Awards) shall specify the SAR Exercise Price, which shall be fixed on the Grant Date as not less than the Fair Market Value on that date. SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award. A SAR granted in tandem with an outstanding Option following the Grant Date of such Option shall have a grant price that is equal to the Option Price; provided, however, that the SAR’s grant price may not be less than the Fair Market Value on the Grant Date of the SAR to the extent required by Section 409A.

9.2.          Other Terms

The Board shall determine at the Grant Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals or future service requirements), the time or times at which SARs shall cease to be or become exercisable following Separation from Service or upon other conditions, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award and any other terms of any SAR.

9.3.          Term of SARs

The term of a SAR granted under the Plan shall be determined by the Board; provided, however, that such term shall not exceed 10 years.

9.4.          Payment of SAR Amount

Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company (in cash or Shares, as set forth in the Award Agreement) in an amount determined by multiplying:

(i)	the difference between the Fair Market Value on the date of exercise over the SAR Exercise Price; by

(ii)	the number of Shares with respect to which the SAR is exercised.
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10.	TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS (RSUs)

10.1.       Restrictions (applicable to Restricted Stock and RSUs)

At the time of grant, the Board may establish a period of time (a “Service Period”) and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Stock or RSUs. Each Award of Restricted Stock or RSUs may be subject to a different Service Period and additional restrictions. Neither Restricted Stock nor RSUs may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Service Period or prior to the satisfaction of any other applicable restrictions.

10.2.       Delivery of Shares (applicable to Restricted Stock and RSUs)

Subject to Section 3.5, upon the expiration or termination of any Service Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to Shares of Restricted Stock or RSUs settled in Shares shall lapse, and, unless otherwise provided in the applicable Award Agreement, a stock certificate for such Shares shall be delivered, free of all such restrictions, to the Participant or the Participant’s beneficiary or estate, as the case may be.

10.3.       Rights of Holders of Restricted Stock (applicable to Restricted Stock, not RSUs)

Unless otherwise provided in the applicable Award Agreement, holders of Restricted Stock shall have rights as Stockholders, including voting and dividend rights; provided, however, any dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the dividends withheld at a rate and subject to such terms as determined by the Committee. The dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in Shares having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such Share and, if such Share is forfeited, the Participant shall have no right to such dividends.

10.4.       Purchase of Restricted Stock (applicable to Restricted Stock, not RSUs)

The Participant shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the Shares represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the related Award Agreement. If specified in the Award Agreement, the Purchase Price may be deemed paid by services already rendered. The Purchase Price shall be payable in a form described in Section 11 or, if so determined by the Board, in consideration for past services rendered.

10.5.       Restricted Stock Certificates (applicable to Restricted Stock, not RSUs)

Subject to Section 3.5, the Company shall issue, in the name of each Participant to whom Restricted Stock has been granted, stock certificates or other evidence of ownership representing the total number of Shares of Restricted Stock granted to the Participant, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold any stock certificates for the Participant’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse or (ii) such certificates shall be delivered to the Participant; provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

10.6.       Rights of Holders of RSUs (applicable to RSUs, not Restricted Stock)

10.6.1.    Settlement of RSUs

RSUs may be settled in cash or Shares, as set forth in the Award Agreement. The Award Agreement shall also set forth whether the RSUs shall be settled (i) within the time period specified in Section 409A for short term deferrals or (ii) otherwise within the requirements of Section 409A, in which case the Award Agreement shall specify upon which events such RSUs shall be settled.

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10.6.2.    Voting and Dividend Rights

Unless otherwise provided in the applicable Award Agreement, holders of RSUs shall not have rights as Stockholders, including voting or dividend or dividend equivalents rights. Dividend equivalent rights may be granted with respect to RSUs pursuant to Section 17.10.

10.6.3.    Creditor’s Rights

A holder of RSUs shall have no rights other than those of a general creditor of the Company. RSUs represent an unfunded and unsecured obligation of the Company, subject to the terms of the applicable Award Agreement.

11.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

11.1.       General Rule

Payment of the Option Price for the Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 11.

11.2.       Surrender of Shares

To the extent the Award Agreement so provides, payment of the Option Price for Shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of Shares, which Shares shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price for Restricted Stock has been paid thereby, at their Fair Market Value on the date of exercise or surrender. Notwithstanding the foregoing, in the case of an Incentive Stock Option, the right to make payment in the form of already-owned Shares may be authorized only at the time of grant.

11.3.       Cashless Exercise

With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part by delivery (on a form acceptable to the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 17.3.

11.4.       Other Forms of Payment

To the extent the Award Agreement so provides, payment of the Option Price or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules, including the Company’s withholding of Shares otherwise due to the exercising Participant.

12.	TERMS AND CONDITIONS OF PERFORMANCE AWARDS

12.1.       Performance Conditions

The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Board. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may reduce the amounts payable under any Award subject to performance conditions, except as limited under Section 12.2 in the case of Performance-Based Compensation.

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12.2.       Performance Awards Granted to Designated Covered Employees

If and to the extent that the Board determines that a Performance Award to be granted to a Participant who is designated by the Board as likely to be a Covered Employee should qualify as Performance-Based Compensation, the grant, exercise or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 12.2. Notwithstanding anything herein to the contrary, the Board may provide for Performance Awards to Covered Employees that are not intended to qualify as Performance-Based Compensation.

12.2.1.    Performance Goals Generally

The performance goals for Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Board consistent with this Section 12.2. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m), including the requirement that the level or levels of performance targeted by the Board result in the achievement of performance goals being “substantially uncertain.” The Board may determine that Performance Awards shall be granted, exercised or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise or settlement of the Performance Awards. Performance goals may be established on a Company-wide basis, or with respect to one or more business units, divisions, Affiliates or business segments, as applicable. To the extent consistent with the requirements of Section 162(m), the Committee may determine at the time that goals under this Section 12 are established the extent to which measurement of performance goals may exclude the impact of charges for restructuring, discontinued operations, extraordinary items, debt redemption or retirement, asset write downs, litigation or claim judgments or settlements, acquisitions or divestitures, foreign exchange gains and losses and other extraordinary, unusual or non-recurring items, and the cumulative effects of tax or accounting changes (each as defined by generally accepted accounting principles and as identified in the Company’s financial statements or other SEC filings). Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

12.2.2.    Business Criteria

One or more of the following business criteria for the Company, on a consolidated basis, or specified Affiliates or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Board in establishing performance goals for Performance Awards: (i) cash flow; (ii) earnings per share, as adjusted for any stock split, stock dividend or other recapitalization; (iii) earnings measures; (iv) return on equity; (v) total stockholder return; (vi) share price performance, as adjusted for any stock split, stock dividend or other recapitalization; (vii) return on capital; (viii) revenue; (ix) income; (x) profit margin; (xi) return on operating revenue; (xii) brand recognition or acceptance; (xiii) customer satisfaction; (xiv) productivity; (xv) expense targets; (xvi) market share; (xvii) cost control measures; (xviii) balance sheet metrics; (xix) strategic initiatives; (xx) implementation, completion or attainment of measurable objectives with respect to recruitment or retention of personnel or employee satisfaction; (xxi) regulatory body approval for commercialization of a product; (xxii) implementation or completion of critical projects; or (xxiii) any other business criteria established by the Board; provided, however, that such business criteria shall include any derivations of business criteria listed above (e.g., income shall include pre-tax income, net income and operating income).

12.2.3.    Timing for Establishing Performance Goals

Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to Performance Awards, or at such other date as may be required or permitted for Performance-Based Compensation.

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12.2.4.    Settlement of Performance Awards; Other Terms

Settlement of Performance Awards may be in cash, Shares, other Awards or other property. The Board may reduce the amount of a settlement otherwise to be made in connection with such Performance Awards.

12.3.       Written Determinations

All determinations by the Board as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and the achievement of performance goals relating to Performance Awards, shall be made in writing in the case of any Award intended to qualify as Performance-Based Compensation to the extent required by Section 162(m). To the extent permitted by Section 162(m), the Board may delegate any responsibility relating to Performance Awards.

12.4.       Status of Section 12.2 Awards under Section 162(m)

It is the intent of the Company that Performance Awards under Section 12.2 granted to persons who are designated by the Board as likely to be Covered Employees within the meaning of Section 162(m) shall, if so designated by the Board, qualify as Performance-Based Compensation. Accordingly, the terms of Section 12.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Section 162(m). The foregoing notwithstanding, because the Board cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Board, at the time of grant of Performance Awards, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards does not comply or is inconsistent with the requirements of Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

13.	other SHARE-based awards

13.1.       Grant of Other Share-based Awards

Other Share-based Awards may be granted either alone or in addition to or in conjunction with other Awards. Other Share-based Awards may be granted in lieu of other cash or other compensation to which a Service Provider is entitled from the Company or may be used in the settlement of amounts payable in Shares under any other compensation plan or arrangement of the Company, including any other Company incentive compensation plan. The Board shall have the authority to determine the persons to whom and the time or times at which such Awards will be made, the number of Shares to be granted pursuant to such Awards, and all other terms of such Awards. Unless the Board determines otherwise, any such Award shall be confirmed by an Award Agreement, which shall contain such provisions as the Board determines to be necessary or appropriate to carry out the intent of the Plan with respect to such Award.

13.2.       Terms of Other Share-based Awards

Any Common Stock subject to Awards made under this Section 13 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the Shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

14.	REQUIREMENTS OF LAW

14.1.       General

The Company shall not be required to sell or issue any Shares under any Award if the sale or issuance of such Shares would constitute a violation by the Participant, any other individual exercising an Option or the Company of any provision of any law or regulation of any governmental authority, including any federal or state securities laws or regulations. If at any time the Board determines that the listing, registration or qualification of any Shares subject to an Award upon any securities

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exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of Shares hereunder, no Shares may be issued or sold to the Participant or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any Shares underlying an Award, unless a registration statement under such Act is in effect with respect to the Shares covered by such Award, the Company shall not be required to sell or issue such Shares unless the Board has received evidence satisfactory to it that the Participant or any other individual exercising an Option may acquire such Shares pursuant to an exemption from registration under the Securities Act. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of Shares pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the Shares covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption. The Committee may require the Participant to sign such additional documentation, make such representations and furnish such information as it may consider appropriate in connection with the grant of Awards or issuance or delivery of Shares in compliance with applicable laws, rules and regulations.

14.2.       Rule 16b-3

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the exercise of Options will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may modify the Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

15.	EFFECT OF CHANGES IN CAPITALIZATION

15.1.       Adjustments for Changes in Capital Structure

Subject to any required action by the Stockholders, in the event of any change in the Common Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the Stockholders in a form other than Shares (excepting normal cash dividends) that has a material effect on the Fair Market Value, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Awards, and in the Option Price, SAR Exercise Price or Purchase Price per Share of any outstanding Awards in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the Shares which are of the same class as the Shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to a Change in Control) shares of another corporation (the “New Shares”), the Board may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of Shares subject to, and the Option Price, SAR Exercise Price or Purchase Price per Share of, the outstanding Awards shall be adjusted in a fair and equitable manner. Any fractional share resulting from an adjustment pursuant to this Section 15.1 shall be rounded down to the nearest whole number and the Option Price, SAR Exercise Price or Purchase Price per share shall be rounded up to the nearest whole cent. In no event may the exercise price of any Award be decreased to an amount less than the par value, if any, of the stock subject to the Award. The Board may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate. Adjustments determined by the Board pursuant to this Section 15.1 shall be made in accordance with Section 409A to the extent applicable.

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15.2.       Change in Control

15.2.1.    Consequences of a Change in Control

Subject to the requirements and limitations of Section 409A if applicable, the Board may provide for any one or more of the following in connection with a Change in Control, which such actions need not be the same for all Participants:

(a)                 Accelerated Vesting. The Board may provide in any Award Agreement, or in the event of a Change in Control may take such actions as it deems appropriate to provide, for the acceleration of the exercisability, vesting or settlement in connection with such Change in Control of each or any outstanding Award or portion thereof and Shares acquired pursuant thereto upon such terms, including a Participant’s Separation from Service prior to, upon, or following such Change in Control, to such extent as determined by the Board.

(b)                 Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, either assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section 15.2.1, an Award denominated in Shares shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms of the Plan and the applicable Award Agreement, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a Stockholder on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Board may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each Share subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per Share consideration received by Stockholders pursuant to the Change in Control. If any portion of such consideration may be received by Stockholders pursuant to the Change in Control on a contingent or delayed basis, the Board may determine such Fair Market Value as of the time of the Change in Control on the basis of the Board’s estimate of the present value of the probable future payment of such consideration. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(c)                 Cash-Out of Awards. The Board may, without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award or a portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested Share (and each unvested Share, if so determined by the Board) subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per Share in the Change in Control, reduced by the exercise or purchase price per Share, if any, under such Award. If any portion of such consideration may be received by Stockholders pursuant to the Change in Control on a contingent or delayed basis, the Board may determine such Fair Market Value as of the time of the Change in Control on the basis of the Board’s estimate of the present value of the probable future payment of such consideration. In the event such determination is made by the Board, the amount of such payment (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards. For avoidance of doubt, if the amount determined pursuant to this Section 15.2.1(c) for an Option or SAR is zero or less, the affected Option or SAR may be cancelled without any payment therefore.

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15.2.2.    Change in Control Defined

Unless otherwise provided in the applicable Award Agreement, a “Change in Control” means the consummation of any of the following events:

(a)                 the acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than the Company or any subsidiary, affiliate (within the meaning of Rule 144 promulgated under the Securities Act) or employee benefit plan of the Company, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Voting Securities”); or

(b)                 a reorganization, merger, consolidation or recapitalization of the Company (a “Business Combination”), other than a Business Combination in which more than 50% of the combined voting power of the outstanding voting securities of the surviving or resulting entity immediately following the Business Combination is held by the persons who, immediately prior to the Business Combination, were the holders of the Voting Securities; or

(c)                 a complete liquidation or dissolution of the Company, or a sale of all or substantially all of the assets of the Company; or

(d)                 during any period of 12 consecutive months, the Incumbent Directors cease to constitute a majority of the Board; “Incumbent Directors” means individuals who were members of the Board at the beginning of such period or individuals whose election or nomination for election to the Board by the Stockholders was approved by a vote of at least a majority of the then Incumbent Directors (but excluding any individual whose initial election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors).

Notwithstanding the foregoing, if it is determined that an Award is subject to the requirements of Section 409A and payable upon a Change in Control, the Company will not be deemed to have undergone a Change in Control for purposes of the Plan unless the Company is deemed to have undergone a “change in control event” pursuant to the definition of such term in Section 409A.

15.3.       Adjustments

Adjustments under this Section 15 related to Shares or other securities of the Company shall be made by the Board. No fractional Shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole Share.

16.	No Limitations on Company

The making of Awards shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

17.	TERMS APPLICABLE GENERALLY TO AWARDS

17.1.       Disclaimer of Rights

No provision in the Plan or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or any Affiliate either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise provided in the applicable Award Agreement, no Award shall be affected by any change of duties or position of the Participant, so long as such Participant continues to be a Service Provider. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Participant or beneficiary under the terms of the Plan.

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17.2.       Nonexclusivity of the Plan

Neither the adoption of the Plan nor the submission of the Plan to the Stockholders for approval shall be construed as creating any limitations upon the right or authority of the Board or its delegate to adopt such other compensation arrangements as the Board or its delegate determines desirable.

17.3.       Withholding Taxes

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Participant any federal, state or local taxes of any kind required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the issuance of any Shares upon the exercise of an Option or SAR or (iii) otherwise due in connection with an Award. At the time of such vesting, lapse or exercise, the Participant shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. In addition, the Board may provide one or more Participants with the right to direct the Company to withhold, from the Shares otherwise issuable upon the exercise of an Option or Stock Appreciation Right or upon the issuance of fully-vested Shares (whether pursuant to Restricted Stock, RSUs, Other Share-based Awards, or otherwise), a portion of those Shares with an aggregate Fair Market Value equal to the percentage of the applicable withholding taxes (not to exceed one hundred percent (100%)) designated by the Participant; provided, however, that the amount of any Shares so withheld shall not exceed the amount necessary to satisfy the Company’s required tax withholding obligations using not more than the applicable maximum statutory withholding rates (or such other rates as required to avoid adverse accounting treatment as determined by the Board). The Fair Market Value of the Shares used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Participant who has made an election pursuant to this Section 17.3 may satisfy his or her withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

17.4.       Other Provisions; Legends

Each Award Agreement may contain such other terms not inconsistent with the Plan as may be determined by the Board. Any stock certificates for any Shares issued under the Plan shall be subject to such stop-transfer orders and other restrictions as the Company in its sole discretion may deem advisable under the rules, regulations and other requirements of the SEC, any securities exchange on which the Common Stock may then be listed and any applicable federal or state securities law, and the Company in its sole discretion may cause a legend or legends to be placed on such certificates to make appropriate reference to such restrictions.

17.5.       Severability

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

17.6.       Governing Law

The Plan shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts without regard to the principles of conflicts of law thereof or principles of conflicts of laws of any other jurisdiction that could cause the application of the laws of any jurisdiction other than the Commonwealth of Massachusetts. For purposes of resolving any dispute that arises directly or indirectly in connection with the Plan, each Participant, by virtue of receiving an Award, shall be deemed to have submitted to and consented to the exclusive jurisdiction of the Commonwealth of Massachusetts and to have agreed that any related litigation shall be conducted solely in the courts of Middlesex County, Massachusetts or the United States District Court for the District of Massachusetts, where the Plan is made and to be performed, and no other courts.

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17.7.       Section 409A

The Plan is intended to comply with Section 409A, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six-month period immediately following the Participant’s Separation from Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s Separation from Service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A and neither the Company nor the Board shall have any liability to any Participant for such tax or penalty.

17.8.       Separation from Service

The Board shall determine the effect of a Separation from Service upon Awards, and such effect shall be set forth in the applicable Award Agreement. Without limiting the foregoing, the Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Participant, the actions that will be taken upon the occurrence of a Separation from Service, including accelerated vesting or termination, depending upon the circumstances surrounding the Separation from Service.

17.9.       Transferability of Awards

17.9.1.    Transfers in General

Except as provided in Section 17.9.2, no Award shall be assignable or transferable by the Participant to whom it is granted, other than by will or the laws of descent and distribution, and, during the lifetime of the Participant, only the Participant personally (or the Participant’s personal representative) may exercise rights under the Plan.

17.9.2.    Family Transfers

If authorized in the applicable Award Agreement, a Participant may transfer, not for value, all or part of an Award (other than Incentive Stock Options) to any Family Member. For the purpose of this Section 17.9.2, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights or (iii) a transfer to an entity in which more than 50% of the voting interests are owned by Family Members (or the Participant) in exchange for an interest in that entity. Following a transfer under this Section 17.9.2, any such Award shall continue to be subject to the same terms as were applicable immediately prior to transfer. Subsequent transfers of transferred Awards are prohibited except to Family Members of the original Participant in accordance with this Section 17.9.2 or by will or the laws of descent and distribution.

17.10.     Dividends and Dividend Equivalent Rights

If specified in the Award Agreement, the recipient of an Award may be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the Common Stock or other securities covered by an Award; provided, however, that no dividends or dividend equivalents may be paid or granted with respect to an Option or SAR or the Shares subject thereto until such Award has been exercised. The terms of a dividend equivalent right may be set forth in the Award Agreement. Dividend equivalents credited to a Participant may be paid currently or may be deemed to be reinvested in additional Shares or other securities of the Company at a price per unit equal to the Fair Market Value on the date that such dividend was paid to Stockholders. Notwithstanding the foregoing, in no event will dividends or dividend equivalents on any Award that is subject to vesting conditions (including the achievement of performance criteria) be payable before the Award has become vested.

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17.11.     Data Protection

A Participant’s acceptance of an Award shall be deemed to constitute the Participant’s acknowledgement of and consent to the collection and processing of personal data relating to the Participant so that the Company and the Affiliates can fulfill their obligations and exercise their rights under the Plan and generally administer and manage the Plan. This data shall include data about participation in the Plan and Shares offered or received, purchased or sold under the Plan and other appropriate financial and other data (such as the date on which the Awards were granted) about the Participant and the Participant’s participation in the Plan.

17.12.     Plan Construction

In the Plan, unless otherwise stated, the following uses apply: (i) references to a statute or law refer to the statute or law and any amendments and any successor statutes or laws, and to all valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder, as amended, or their successors, as in effect at the relevant time; (ii) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to and including”; (iii) indications of time of day shall be based upon the time applicable to the location of the principal headquarters of the Company; (iv) the words “include,” “includes” and “including” (and the like) mean “include, without limitation,” “includes, without limitation” and “including, without limitation” (and the like), respectively; (v) all references to articles and sections are to articles and sections in the Plan; (vi) all words used shall be construed to be of such gender or number as the circumstances and context require; (vii) the captions and headings of articles and sections have been inserted solely for convenience of reference and shall not be considered a part of the Plan, nor shall any of them affect the meaning or interpretation of the Plan or any of its provisions; (viii) any reference to an agreement, plan, policy, form, document or set of documents, and the rights and obligations of the parties under any such agreement, plan, policy, form, document or set of documents, shall mean such agreement, plan, policy, form, document or set of documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and (ix) all accounting terms not specifically defined shall be construed in accordance with GAAP.

Adopted by the Board:	March 31, 2017
Approved by the Stockholders:	June 13, 2017
Amended by the Stockholders:	June 18, 2019
Scheduled Termination Date:	June 13, 2027

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Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. D15766 - P39407 The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain 2. Approval of the amendment to the Anika Therapeutics, Inc. 2017 Omnibus Incentive Plan ! ! ! 3. Ratification of Deloitte & Touche LLP as the Company's independent registered public accounting firm ! ! ! 4. Advisory vote on the compensation of the Company's named executive officers ! ! ! NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For address changes and/or comments, please check this box and write them on the back where indicated. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 1. Election of Director Nominee: 1) Susan N. Vogt For Withhold For All A ll Al l Except ! ! ! ! ANIKA THERAPEUTICS, INC. To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below . The Board of Directors recommends you vote FOR the following: ANIKA THERAPEUTICS, INC. ATTN: DAVID COLLERAN 32 WIGGINS AVE. BEDFORD, MA 01730 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11 : 59 p . m . Eastern Time on June 15 , 2020 . Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form . During The Meeting - Go to www.virtualshareholdermeeting.com/ANIK2020 You may attend the meeting via the Internet and vote during the meeting . Have the information that is printed in the box marked by the arrow available and follow the instructions . VOTE BY PHONE - 1 - 800 - 690 - 6903 Use any touch - tone telephone to transmit your voting instructions up until 11 : 59 p . m . Eastern Time on June 15 , 2020 . Have your proxy card in hand when you call and then follow the instructions . VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage - paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 .

Address Changes/Comments: Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. D15767 - P39407 ANIKA THERAPEUTICS, INC. Annual Meeting of Stockholders June 16, 2020 11:30 AM This proxy is solicited on behalf of the Board of Directors The undersigned, having received notice of the Annual Meeting of Stockholders and the Proxy Statement furnished herewith, revoking all prior proxies, hereby appoints Dr . Cheryl Blanchard, Ms . Sylvia Cheung, and Mr . David Colleran, and each of them, with full power of substitution, as proxies to represent and vote all shares of common stock which the undersigned would be entitled to vote, if personally present, at the 2020 Annual Meeting of Stockholders of Anika Therapeutics, Inc . (the "Company") to be held live via webcast at www . virtualshareholdermeeting . com/ANIK 2020 on Tuesday, June 16 , 2020 , at 11 : 30 a . m . , local time, and at any adjournment or postponement thereof, with respect to the matters set forth on the reverse side . Any proxy may be revoked by a stockholder by delivery of a written revocation or a subsequently dated proxy to the Secretary of the Company before the taking of the vote at the 2020 Annual Meeting, by properly casting a new vote via the Internet or Telephone at any time before the closure of the Internet or Telephone facilities . Attendance of the stockholder at the meeting or any adjournment or postponement thereof will not in and of itself constitute revocation of this proxy . This proxy, when properly executed, will be voted in the manner directed herein . If no such direction is made, this proxy will be voted "FOR" the election of the director and "FOR" items 2 , 3 , and 4 , in each case, in accordance with the Board of Directors' recommendations, and voted in accordance with the discretion of the persons named as proxies on any other matters that may properly come before the Annual Meeting . (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side